UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2008– January 31, 2009

Item 1: Reports to Shareholders

>  The Vanguard U.S. Government Bond Funds produced solidly positive returns for the fiscal year ended January 31, 2009.

>  Returns ranged from about 4.5% for the Short-Term Treasury Fund to more than 9% for the Long-Term Treasury Fund.

>  The funds benefited from declining interest rates, strong (sometimes extraordinary) demand for Treasury securities, and government steps to backstop Fannie Mae and Freddie Mac, the mortgage-lending giants.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	9
Short-Term Treasury Fund	14
Short-Term Federal Fund	28
Intermediate-Term Treasury Fund	41
GNMA Fund	55
Long-Term Treasury Fund	67
About Your Fund’s Expenses	82
Glossary	84

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	VFISX	4.49%
Admiral™ Shares[1]	VFIRX	4.60
Barclays Capital U.S. 1–5 Year Treasury Bond Index		5.84
Average Short Treasury Fund[2]		4.38

Vanguard Short-Term Federal Fund
Investor Shares	VSGBX	4.78%
Admiral Shares[1]	VSGDX	4.89
Barclays Capital U.S. 1–5 Year Government Bond Index		5.66
Average 1–5 Year Government Fund[2]		2.45

Vanguard Intermediate-Term Treasury Fund
Investor Shares	VFITX	7.29%
Admiral Shares[1]	VFIUX	7.44
Barclays Capital U.S. 5–10 Year Treasury Bond Index		9.48
Average General Treasury Fund[2]		8.76

Vanguard GNMA Fund
Investor Shares	VFIIX	5.65%
Admiral Shares[1]	VFIJX	5.76
Barclays Capital U.S. GNMA Bond Index		5.98
Average GNMA Fund[2]		3.80

Vanguard Long-Term Treasury Fund
Investor Shares	VUSTX	9.25%
Admiral Shares[1]	VUSUX	9.41
Barclays Capital U.S. Long Treasury Bond Index		10.38
Average General Treasury Fund[2]		8.76

1  A lower-cost of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Because investors perceive U.S. government securities as a safe haven in difficult times, the Vanguard Government Bond Funds benefited from turmoil in the global financial markets during the latest fiscal year.

The funds’ returns ranged from about 4.5% at one end of the maturity spectrum (the Short-Term Treasury Fund) to above 9% at the other end (the Long-Term Treasury Fund). Each of the Government Bond Funds outperformed the broad stock market and corporate bonds.

Fund returns were boosted by a frantic “flight to quality,” as many market participants focused solely on safety in reaction to a slumping economy, a massive restructuring of Wall Street, and a level of uncertainty not seen in the financial markets since the 1930s.

The strong demand for Treasury bonds was reflected in a decline in yields that began in the prior fiscal year, when the financial crisis was in its infancy. As a result, the funds ended fiscal 2009 with yields that were notably lower than at the start, and substantially below their levels when the financial crisis began in the summer of 2007.

2

The yields of each fund’s Investor Shares on January 31 appear in the table on page 4, which also shows the components of the funds’ 12-month total returns. The Fund Profile pages in this report show yields for both share classes of each fund.

In the rush to safety, investors were even willing to forgo yield

The past year was a period of uncommon volatility for bonds, especially in the last six months, when economic uncertainty and market volatility grew more pronounced. So strong was the desire for safety that, as Treasury yields fell, many investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

At the same time, the Federal Reserve Board was steering short-term interest rates lower in its ongoing campaign to encourage lending. During the funds’ fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, but that overall result was propped up by returns from Treasury and government agency securities. Returns from most other bond sectors were lower or even negative. Corporate bonds, as measured by the Barclays Capital U.S. Credit Index, returned –4.24%. Tax-exempt bonds returned –0.16%.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	0.79

CPI
Consumer Price Index	0.03%	2.11%	2.66%

3

Stocks fell worldwide as the credit crisis deepened

For stocks, the 12 months ended January 31, 2009, was one of the worst one-year spans in history. The broad U.S. stock market returned about –39%; international stocks returned –45%. The trouble stemmed from the financial sector, where some of the world’s largest institutions imploded largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

Events favored the funds in a year of market turmoil

Fear and the Fed were the primary drivers of the Vanguard Government Bond Funds’ performance during fiscal 2009.

As the financial crisis spread and the economy faltered, the Federal Reserve’s interest rate cuts put downward pressure on Treasury yields. At the same time, investors’ fears were driving up demand—and prices—for Treasury securities, another factor lowering their yields.

There were periods when the fear factor ebbed somewhat, most notably following the government’s rescue of a major bank in the spring, but such periods were brief. In September, the federal government took control of Fannie Mae and Freddie Mac because of concerns over their solvency.

Yields and Returns
			Components of Total Returns
	30-Day SEC Yields on		Fiscal Year Ended January 31, 2009
	January 31,	January 31,	Capital	Income	Total
Bond Fund (Investor Shares)	2008	2009	Return	Return	Return
Short-Term Treasury	2.49%	1.51%	1.79%	2.70%	4.49%
Short-Term Federal	3.40	2.04	0.84	3.94	4.78
Intermediate-Term Treasury	3.06	2.19	3.41	3.88	7.29
GNMA	4.97	4.45	0.57	5.08	5.65
Long-Term Treasury	4.03	3.33	4.68	4.57	9.25

4

These actions instantly strengthened the credit quality of their bonds, which until then had lacked explicit government backing, even though both corporations were chartered by the federal government to support mortgage lending. (While the government still does not explicitly guarantee their debt payments, it has committed to provide up to $200 billion additional capital to each entity.) As you would expect, the change was extremely beneficial to the Short-Term Federal Fund, which invests primarily in government agency debt and had more than two-thirds of its assets in Fannie Mae and Freddie Mac securities at the time of the takeover.

The takeovers, the forced restructuring of major Wall Street institutions, and prolonged congressional wrangling over a financial-industry bailout ratcheted up the level of uncertainty and demand for safe assets. All five funds benefited from these trends.

The Long-Term Treasury Fund, for example, returned 12% in November alone, followed by almost 9% in December, both monthly records for the fund. The Intermediate-Term Treasury and Short-Term Federal Funds also posted record monthly returns, in November and December, respectively. The GNMA Fund registered a near-record return in November.

Total Returns
Ten Years Ended January 31, 2009
Average
Bond Fund (Investor Shares)	Annual Return
Short-Term Treasury	4.91%
Barclays Capital U.S. 1–5 Year Treasury Index	5.08
Average Short Treasury Fund[1]	4.17
Short-Term Federal	5.02%
Barclays Capital U.S. 1–5 Year Government Index	5.13
Average 1–5 Year Government Fund[1]	3.97
Intermediate-Term Treasury	6.19%
Barclays Capital U.S. 5–10 Year Treasury Index	6.34
Average General Treasury Fund[1]	5.78
GNMA	5.68%
Barclays Capital U.S. GNMA Bond Index	5.86
Average GNMA Fund[1]	4.81
Long-Term Treasury	6.77%
Barclays Capital U.S. Long Treasury Index	7.03
Average General Treasury Fund[1]	5.78

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Derived from data provided by Lipper Inc.

5

But the high level of uncertainty that gripped the market produced GNMA yield spreads—the difference between yields of GNMA securities and Treasuries with comparable maturities—that were at their widest since 1993, even though GNMAs, like Treasuries, are essentially free of credit risk. That is because the Government National Mortgage Association is wholly owned by the federal government.

In January, however, investors regained a bit of risk-tolerance, and the market for new corporate bonds—previously moribund—seemed to be reviving. Accordingly, Treasury prices fell, and yields rose. Reflecting this, the Long-Term Treasury Fund returned less than –8% in January; the other four funds also posted monthly declines, but far smaller. A further influence on Treasury yields was investors’ anticipation of an enormous volume of new government bonds to be issued as part of the economic stimulus program, which was making its way through Congress as the fiscal year drew to a close.

Low costs and the advisors’ skills made for solid long-term results

Fiscal 2009 was clearly an unusual year. At times like this, it’s helpful to step back, catch a breath, and take the long-term view.

In the past year’s environment of declining interest rates, the five funds trailed their index benchmarks primarily because of

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer
Bond Fund	Shares	Shares	Group
Short-Term Treasury	0.22%	0.10%	0.49%
Short-Term Federal	0.20	0.10	0.91
Intermediate-Term Treasury	0.26	0.10	0.53
GNMA	0.21	0.11	0.99
Long-Term Treasury	0.26	0.10	0.53

1  The fund expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the Short-Term Treasury Fund’s expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares. The Short-Term Federal Fund’s expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares. The Intermediate-Term Treasury Fund’s expense ratios were 0.25% for Investor Shares and 0.11% for Admiral Shares. The GNMA Fund’s expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares. The Long-Term Treasury Fund’s expense ratios were 0.25% for Investor Shares and 0.11% for Admiral Shares. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

6

the funds’ shorter durations—a measure of sensitivity to interest rate changes. Over the past ten years, however, each fund’s annualized average return has generally been in line with its benchmark, and all five have handily outperformed the average results for peer-group funds.

The funds’ long-term track record is impressive. This consistent performance stems largely from the skills of the funds’ advisors—Vanguard Fixed Income Group, which oversees the three Treasury funds and the Short-Term Federal Fund, and Wellington Management Company, LLP, which manages the GNMA Fund.

The advisors benefited from a Vanguard hallmark—the tailwind produced by low costs. Lower costs let investors keep more of a fund’s earnings. They’re also a temptation reducer: Advisors of high-cost fixed income funds may feel pressure to overcome their cost hurdle by taking on extra risk, which may not be rewarded on a consistent basis.

By contrast, the lower costs of the Vanguard Government Bond Funds allow our advisors to concentrate on selecting the best opportunities they can find, even in historically anomalous markets such as we’ve just seen, without wavering from a conservative stance. You can read how they’ve done so in their reports that follow.

A sensible allocation plan can help in unsettling times

In tumultuous periods, the temptation to react impulsively to market developments can be strong. Our experience suggests that, more often than not, such an emotional response is counterproductive.

We’ve found that a sensible approach, even in turbulent markets, is to determine a mix of stock, bond, and money market funds that is appropriate for your goals, circumstances, and comfort with the portfolio’s overall level of risk. Then stick with your asset mix through the good times and bad, periodically adjusting it when market forces throw your allocation off track.

A balanced, well-diversified portfolio can provide you with both some protection from the financial market’s deepest swoons and the opportunity to participate in its potential for long-term growth.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 11, 2009

7

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Treasury
Investor Shares	$10.80	$10.89	$0.283	$0.103
Admiral Shares	10.80	10.89	0.294	0.103
Short-Term Federal
Investor Shares	$10.72	$10.81	$0.409	$0.000
Admiral Shares	10.72	10.81	0.420	0.000
Intermediate-Term Treasury
Investor Shares	$11.62	$11.78	$0.428	$0.244
Admiral Shares	11.62	11.78	0.444	0.244
GNMA
Investor Shares	$10.47	$10.53	$0.511	$0.000
Admiral Shares	10.47	10.53	0.522	0.000
Long-Term Treasury
Investor Shares	$11.76	$12.21	$0.502	$0.110
Admiral Shares	11.76	12.21	0.519	0.110

8

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; and the Short-Term Federal Fund

For the fiscal year ended January 31, 2009, returns for the Vanguard Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 4.49% for the Investor Shares of the Short-Term Treasury Fund to 9.41% for the Admiral Shares of the Long-Term Treasury Fund. These returns were remarkable given that broad stock markets, in the U.S. and abroad, fell by double digits, and corporate bonds, as measured by the Barclays Capital U.S. Credit Bond Index, returned –4.24%, one of the index’s few declines since its inception in 1973. The funds trailed their benchmark indexes and, except for the Intermediate-Term Treasury Fund, outperformed peer-group funds.

The investment environment

Fiscal-year 2009 has been a year of recession. It is a recession like few others, and has spread around the globe. Balance sheets of financial institutions have been impaired by significant losses stemming from illiquid positions in asset-backed and subprime mortgage securities. The laws of supply and demand played out each day in the financial markets as institutions flush with undesirable assets struggled to find liquidity. These struggling markets led to lower prices, and relief came only when the federal government stepped in as the buyer of last resort.

U.S. Treasury investors reaped rewards in this volatile market, as they had a year earlier. Spurred by a flight to quality amid sharply higher-than-normal uncertainty as

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2008	2009
2 years	2.10%	0.95%
3 years	2.20	1.34
5 years	2.76	1.87
10 years	3.60	2.84
30 years	4.32	3.60

Source: Vanguard.

9

well as weakening inflationary pressures, investor demand pushed Treasury prices higher and yields lower, producing strong investment returns for the funds.

Yields declined the most at the shorter end of the Treasury yield curve, causing the spread between 2- and 30-year Treasuries to steepen. Two-year Treasury yields dropped 1.15 percentage points to close the period at 0.95%, while 5-year Treasuries fell 0.89 percentage point, finishing at 1.87%. Yields for 10- and 30-year Treasuries dropped 0.76 and 0.72 percentage points, respectively.

The Federal Reserve has set its target for the federal funds rate, in effect, as low as it can go: This benchmark for short-term rates, which started the fiscal year at 3.00%, stood at a historic low of between 0% and 0.25% at the end of the period. The Fed inflated its own balance sheet by buying assets, including highly rated commercial paper, debt of government-sponsored enterprises, and government mortgage-backed securities (MBS), providing much-needed liquidity to some of the highest-quality sectors in the market. The Fed has even said it will consider purchasing U.S. Treasury securities in an effort to keep long-term interest rates from rising.

It may need to. A new fiscal stimulus package will significantly contribute to deficit spending over the next two years. To fund this and other initiatives, the Treasury is expected to issue more than $2 trillion of notes and bonds in 2009, more than twice the amount it sold in 2008. It has increased the size and frequency of Treasury auctions and revived the 3- and 7-year Treasury auctions. The market will face challenges absorbing the additional debt.

The management of the funds

We periodically modify the Treasury funds’ positioning to take advantage of our outlook for changes in the shape of the Treasury yield curve. Currently, the funds are bulleted, meaning that we have overweighted maturities that are close to the midpoint of each fund’s respective maturity range.

We also express our outlook for the change in interest rates across the curve by altering the funds’ durations, a measure of a bond fund’s price sensitivity to interest rate changes. During the year, we maintained a short-duration bias in the Treasury and Short-Term Federal portfolios because we expected the government to orchestrate another Bear Stearns-like rescue of Lehman Brothers, thus avoiding a calamity in the financial markets and pre-empting a panicked flight to quality that would drive Treasury yields lower.

10

Our outlook was incorrect, and the funds underperformed their benchmarks as a result. The Treasury market rallied as Lehman Brothers sought assistance, failed to find it, and declared bankruptcy.

Because of uncertainty about the Federal Reserve’s goal in managing the yield curve, we are maintaining a neutral stance on interest rates in the Treasury funds.

We also took advantage of market opportunities during the year. Although most of the Treasury funds’ assets are traditional Treasury securities, declining inflation expectations made Treasury Inflation-Protected Securities attractive because of their exceptionally narrow spreads compared with nominal Treasury debt. In addition, after a severe sell-off in the agency and government MBS sectors, we once again felt confident enough to add to our holdings in these securities after the Federal Reserve announced its intent to purchase $600 billion of them. The purchases began in January.

The primary driver of the Short-Term Federal Fund’s return was the government’s support of the agency debt and government MBS sectors, areas in which the fund primarily invests. The fund also boosted return by taking advantage of the relative richness and cheapness of selected opportunities, across subsectors and individual securities, created by the year’s tough market environment. Among agency securities, for example, we were able to exchange lower-yielding issues for higher-yielding alternatives without increasing our holdings’ risk attributes. In the government MBS sector, we focused on attractively priced securities backed by “specified pools,” which are baskets of mortgages that tend to have lower prepayment risk.

While not back to “normal,” the agency debt and government MBS sectors were functioning much better toward the end of the fiscal year because of government actions. We expect the government to continue to support the agency debt and government MBS sectors and serve as a backstop against any large-scale under-performance in those sectors. To take advantage of that outlook, the Short-Term Federal Fund is overweighted in these sectors compared with Treasuries.

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

February 18, 2009

11

For the GNMA Fund

For the fiscal year ended January 31, Vanguard GNMA Fund returned 5.65% for Investor Shares and 5.76% for Admiral Shares. The fund slightly trailed its benchmark index and substantially outperformed the average return of peer-group funds.

The investment environment

The fund’s return and share price volatility over the last year do not show any sign that the mortgage market suffered through historic and radical change. Agency mortgage yield spreads relative to Treasury yields soared, nonagency mortgage credit practically evaporated, and Fannie Mae and Freddie Mac—the dominant players in agency mortgages for the last three decades—were put into conservatorship by the government. Though not surprising given these other events, home prices declined year-over-year for the first time since the Office of Federal Housing Enterprise Oversight started keeping a price series in 1976. The mortgage market drove front-page headlines and investor blog discussions on a daily basis.

Government intervention, which has included programs to mitigate foreclosures as well as to purchase agency mortgage securities, has boosted the stature of Ginnie Mae, the other mortgage agency and the only one backed by the full faith and credit of the U.S. government. While broadening its mission and potential borrower base, GNMA has remained largely unaltered. It has increased its share of the agency mortgage market and now guarantees about 40% of new issuance, up from 10% just one year ago, which creates more opportunities for funds like ours to choose securities with attributes we prefer.

The Investor Shares returned 5.65% for the year, surprisingly close to the fund’s longer-term returns, despite the market turmoil. This return was also comparable to short- to intermediate-term Treasury returns, even though the sharp rally brought Treasury bill rates near zero. In effect, the perhaps “boring” attributes that the fund has always held so dear—Treasury backing, manageable liquidity, and consistency—have worked to the fund’s advantage over the last few years.

The fund’s successes

The fund has generated a favorable return compared with much of the fixed income market and has shown fairly low price volatility, thus avoiding being whipsawed by rate changes or large moves in mortgage yield spreads. Our quantitatively based pool selection process, which identifies the best GNMA pass-through pools to own, continues to serve shareholders well, especially as investors expect the rate of refinancing to rise, now that mortgage rates have fallen to about 5%.

12

The fund’s shortfalls

We wish we could have captured more price gains when rates started their acute decline last autumn, although it appears the fund weathered that move better than some of its competitors. In addition, the fund holds a sizeable amount of 6.0% and 6.5% coupon GNMAs. Though carefully selected, these securities still face some prepayment risk, which is growing.

The fund’s positioning

With cash rates below 1% and Treasury yields at 2%–3%, we are comfortable with 4.5% GNMA yields for several reasons.

First, we do not expect a material increase in short-term Treasury yields for at least several months. Second, the incremental yield spread of GNMAs is still fairly generous and wider than its long-run average of about 1.5 percentage points over Treasuries. Third, although there is strong government sponsorship of the sector, since the administration’s plan for a broad economic recovery depends on reducing consumer borrowing rates, GNMA yields are likely to be less sensitive to a general rate decline. This is because of investor preference for GNMAs given their ultimate full-faith-and-credit government backing. Fourth, higher coupons are not trading at egregiously high prices, so investors are not disregarding prepayment risk.

Lastly, most GNMAs have a low duration—or interest rate sensitivity—so their hurdle rate versus government yields is low. In fact, GNMAs outyield the 30-year Treasury bond by 0.5 to 1 percentage point and have only a small fraction of the Treasury bond’s interest rate risk; mortgages, however, have prepayment risk and Treasury bonds don’t.

That leads us to highlight prepayment risk, a nonissue over the past year but an increasing concern looking forward. That concern is driven by government policy action that is hard to anticipate, particularly with a new presidential administration. For that reason, we are unlikely to move most of the fund into higher-coupon GNMAs because we would be more exposed to prepayment risk.

This does not mean that we intend to manage to a long-duration stance that is predicated on further rate declines. We do not think a large rate decline is likely and prefer a defensive duration position given the currently low absolute rates and the near-uniform pessimism about our economic future. Remember, though, that the fund is a bond fund and, like all bond funds, will be hurt by interest rate spikes; even with that, the fund’s strategy is relatively predictable during an age in which so many investment trends and valuations seem hard to comprehend.

Thomas L. Pappas, CFA,

Senior Vice President and Partner

Wellington Management Company, LLP

February 18, 2009

13

Short-Term Treasury Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	44	75	9,111
Yield[3]		1.1%	4.3%
Investor Shares	1.5%
Admiral Shares	1.5%
Yield to Maturity	1.4%[4]	1.1%	4.3%
Average Coupon	2.7%	3.3%	5.2%
Average Effective
Maturity	2.7 years	2.8 years	5.6 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.5 years	2.6 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.10%
Short-Term Reserves	0.2%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.39
Beta	0.77	0.32

Sector Diversification[8] (% of portfolio)

Government Mortgage-Backed	3.9%
Treasury/Agency	95.9
Short-Term Reserves	0.2

Distribution by Maturity (% of portfolio)

Under 1 Year	1.3%
1–3 Years	72.5
3–5 Years	26.2

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1  Barclays Capital U.S. 1–5 Year Treasury Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

7  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8  The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

14

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Treasury Fund Investor Shares[1]	4.49%	4.13%	4.91%	$16,146
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. 1–5 Year Treasury Index	5.84	4.43	5.08	16,409
Average Short Treasury Fund[2]	4.38	3.63	4.17	15,040

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Treasury Fund Admiral Shares	4.60%	4.26%	4.85%	$145,835
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.45	152,593
Barclays Capital U.S. 1–5 Year Treasury Index	5.84	4.43	4.92	146,546

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund and its comparative standards is calculated since the Admiral Shares’ inception on February 13, 2001.

15

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–4.0%	5.2%	1.2%	1.3%
2001	4.1	6.3	10.4	10.5
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	–1.8	2.7	0.9	1.0
2006	–1.3	3.2	1.9	1.5
2007	–0.5	4.3	3.8	3.8
2008	5.3	4.5	9.8	10.3
2009	1.8	2.7	4.5	5.8

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	10/28/1991	6.68%	4.19%	0.90%	4.06%	4.96%
Admiral Shares	2/13/2001	6.79	4.33	1.16[3]	3.76[3]	4.92[3]

1  Barclays Capital U.S. 1–5 Year Treasury Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

16

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (84.3%)
	U.S. Treasury Inflation-Indexed Note	0.875%	4/15/10	20,000	21,823
	U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	447,000	558,104
	U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	179,450	193,101
	U.S. Treasury Inflation-Indexed Note	3.375%	1/15/12	10,000	12,393
	U.S. Treasury Inflation-Indexed Note	3.000%	7/15/12	146,100	178,544
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/14	60,000	68,548
	U.S. Treasury Note	3.625%	10/31/09	49,500	50,637
	U.S. Treasury Note	6.500%	2/15/10	50,000	53,016
	U.S. Treasury Note	1.500%	10/31/10	500,000	505,940
	U.S. Treasury Note	1.250%	11/30/10	448,000	451,288
	U.S. Treasury Note	0.875%	12/31/10	420,000	419,803
	U.S. Treasury Note	1.750%	11/15/11	705,000	713,925
	U.S. Treasury Note	4.500%	11/30/11	192,000	209,100
	U.S. Treasury Note	1.125%	12/15/11	346,300	344,569
	U.S. Treasury Note	4.625%	12/31/11	125,000	136,914
	U.S. Treasury Note	1.125%	1/15/12	300,000	298,077
	U.S. Treasury Note	4.750%	1/31/12	125,000	137,598
	U.S. Treasury Note	4.625%	2/29/12	62,000	68,026
	U.S. Treasury Note	4.500%	3/31/12	117,000	128,151
	U.S. Treasury Note	4.500%	4/30/12	102,000	111,849
1	U.S. Treasury Note	3.500%	5/31/13	318,000	343,291
	U.S. Treasury Note	3.125%	8/31/13	110,000	116,823
	U.S. Treasury Note	3.125%	9/30/13	130,000	137,901
	U.S. Treasury Note	2.000%	11/30/13	338,500	341,726
	U.S. Treasury Note	1.500%	12/31/13	98,000	96,576
					5,697,723
Agency Bonds and Notes (11.2%)
2	Federal Home Loan Bank	3.375%	8/13/10	200,000	206,194
2	Federal Home Loan Bank	3.375%	10/20/10	70,000	72,197
2	Federal Home Loan Bank	1.625%	1/21/11	30,000	29,983
2	Federal Home Loan Mortgage Corp.	4.125%	10/18/10	100,000	104,513
2	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	85,000	90,193
2	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	20,000	21,947
2	Federal National Mortgage Assn.	2.875%	10/12/10	100,000	102,504

17

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.450%	12/15/10	5,455	5,779
	Private Export Funding Corp.	6.670%	9/15/09	17,000	17,624
	Private Export Funding Corp.	7.200%	1/15/10	7,100	7,516
	Private Export Funding Corp.	7.250%	6/15/10	64,080	69,158
	Private Export Funding Corp.	6.070%	4/30/11	29,000	31,695
					759,303
Mortgage-Backed Securities (3.9%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	3/1/38–9/1/38	26,772	27,222
2,3	Federal Home Loan Mortgage Corp.	5.500%	4/1/16–2/1/38	18,844	19,313
2,3	Federal Home Loan Mortgage Corp.	6.000%	3/1/38–10/1/38	161,592	166,971
2,3	Federal Home Loan Mortgage Corp.	7.000%	9/1/15–1/1/16	451	470
2,3	Federal National Mortgage Assn.	5.000%	8/1/38	26,797	27,257
2,3	Federal National Mortgage Assn.	5.500%	2/1/38	18,247	18,689
2,3	Federal National Mortgage Assn.	7.000%	11/1/15–3/1/16	1,296	1,353
					261,275
Total U.S. Government and Agency Obligations (Cost $6,570,812)					6,718,301
Temporary Cash Investment (0.2%)
Repurchase Agreement
	Deutsche Bank Securities, Inc.
	(Dated 1/30/09, Repurchase Value $10,330,000,
	collateralized by U.S. Treasury Bill, 0.000%,
	3/5/09) (Cost $10,330)	0.280%	2/2/09	10,330	10,330
Total Investments (99.6%) (Cost $6,581,142)					6,728,631
Other Assets and Liabilities (0.4%)
Other Assets					51,369
Liabilities					(23,272)
					28,097
Net Assets (100%)					6,756,728

18

Short-Term Treasury Fund

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,591,817
Overdistributed Net Investment Income	(19,959)
Accumulated Net Realized Gains	37,550
Unrealized Appreciation (Depreciation)
Investment Securities	147,489
Futures Contracts	(169)
Net Assets	6,756,728

Investor Shares—Net Assets
Applicable to 258,171,858 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,811,695
Net Asset Value Per Share—Investor Shares	$10.89

Admiral Shares—Net Assets
Applicable to 362,235,823 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,945,033
Net Asset Value Per Share—Admiral Shares	$10.89

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $9,932,000 have been segregated as initial margin for open futures contracts.

2  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	126,066
Total Income	126,066
Expenses
The Vanguard Group—Note B
Investment Advisory Services	488
Management and Administrative—Investor Shares	3,660
Management and Administrative—Admiral Shares	2,265
Marketing and Distribution—Investor Shares	545
Marketing and Distribution—Admiral Shares	785
Custodian Fees	47
Auditing Fees	27
Shareholders’ Reports—Investor Shares	204
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	5
Total Expenses	8,036
Net Investment Income	118,030
Realized Net Gain (Loss)
Investment Securities Sold	139,731
Futures Contracts	(26,112)
Realized Net Gain (Loss)	113,619
Change in Unrealized Appreciation (Depreciation)
Investment Securities	24,949
Futures Contracts	(1,167)
Change in Unrealized Appreciation (Depreciation)	23,782
Net Increase (Decrease) in Net Assets Resulting from Operations	255,431

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,030	162,525
Realized Net Gain (Loss)	113,619	61,061
Change in Unrealized Appreciation (Depreciation)	23,782	141,943
Net Increase (Decrease) in Net Assets Resulting from Operations	255,431	365,529
Distributions
Net Investment Income
Investor Shares	(55,616)	(60,646)
Admiral Shares	(82,373)	(101,879)
Realized Capital Gain[1]
Investor Shares	(25,413)	—
Admiral Shares	(36,105)	—
Total Distributions	(199,507)	(162,525)
Capital Share Transactions
Investor Shares	1,079,999	301,884
Admiral Shares	1,246,552	361,662
Net Increase (Decrease) from Capital Share Transactions	2,326,551	663,546
Total Increase (Decrease)	2,382,475	866,550
Net Assets
Beginning of Period	4,374,253	3,507,703
End of Period[2]	6,756,728	4,374,253

1  Includes fiscal 2009 short-term gain distributions totaling $41,671,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($19,959,000) and $0. See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.80	$10.26	$10.31	$10.45	$10.64
Investment Operations
Net Investment Income	.251	.444	.436	.331	.279
Net Realized and Unrealized Gain (Loss)
on Investments	.225	.540	(.050)	(.140)	(.190)
Total from Investment Operations	.476	.984	.386	.191	.089
Distributions
Dividends from Net Investment Income	(.283)	(.444)	(.436)	(.331)	(.279)
Distributions from Realized Capital Gains	(.103)	—	—	—	—
Total Distributions	(.386)	(.444)	(.436)	(.331)	(.279)
Net Asset Value, End of Period	$10.89	$10.80	$10.26	$10.31	$10.45

Total Return[1]	4.49%	9.84%	3.82%	1.86%	0.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,812	$1,707	$1,328	$1,369	$1,854
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.15%	4.26%	4.24%	3.19%	2.65%
Portfolio Turnover Rate	156%	120%	114%	93%	108%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.80	$10.26	$10.31	$10.45	$10.64
Investment Operations
Net Investment Income	.262	.457	.452	.348	.292
Net Realized and Unrealized Gain (Loss)
on Investments	.225	.540	(.050)	(.140)	(.190)
Total from Investment Operations	.487	.997	.402	.208	.102
Distributions
Dividends from Net Investment Income	(.294)	(.457)	(.452)	(.348)	(.292)
Distributions from Realized Capital Gains	(.103)	—	—	—	—
Total Distributions	(.397)	(.457)	(.452)	(.348)	(.292)
Net Asset Value, End of Period	$10.89	$10.80	$10.26	$10.31	$10.45

Total Return	4.60%	9.98%	3.98%	2.02%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,945	$2,667	$2,179	$1,964	$1,605
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.25%	4.38%	4.40%	3.35%	2.77%
Portfolio Turnover Rate	156%	120%	114%	93%	108%

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

Short-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,815,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $19,045,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2009, the fund had short-term and long-term capital gains of $49,012,000 and $9,370,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed Notes experienced deflation adjustments that reduced current-year interest income for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. At January 31, 2009, the fund had included $19,959,000 of these deferred deflation adjustments in income dividends paid to shareholders; this amount is reflected in overdistributed net investment income and as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

The fund had realized losses totaling $21,002,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2009, the cost of investment securities for tax purposes was $6,622,103,000. Net unrealized appreciation of investment securities for tax purposes was $106,528,000, consisting of unrealized gains of $113,994,000 on securities that had risen in value since their purchase and $7,466,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Short-Term Treasury Fund

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	(1,698)	200,656	(151)
2-Year U.S. Treasury Note	(9)	1,958	(18)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2009, the fund purchased $9,805,493,000 of investment securities and sold $7,441,172,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,347,445	217,232	739,397	70,533
Issued in Lieu of Cash Distributions	74,925	6,918	55,158	5,293
Redeemed	(1,342,371)	(124,023)	(492,671)	(47,272)
Net Increase (Decrease)—Investor Shares	1,079,999	100,127	301,884	28,554
Admiral Shares
Issued	2,655,680	245,419	1,115,387	106,620
Issued in Lieu of Cash Distributions	104,776	9,673	86,583	8,310
Redeemed	(1,513,904)	(139,757)	(840,308)	(80,494)
Net Increase (Decrease)—Admiral Shares	1,246,552	115,335	361,662	34,436

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

Short-Term Treasury Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(169)
Level 2—Other significant observable inputs	6,728,631	—
Level 3—Significant unobservable inputs	—	—
Total	6,728,631	(169)

27

Short-Term Federal Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	63	650	9,111
Yield[3]		1.4%	4.3%
Investor Shares	2.0%
Admiral Shares	2.1%
Yield to Maturity	2.2%[4]	1.5%	4.3%
Average Coupon	4.6%	3.5%	5.2%
Average Effective
Maturity	2.4 years	2.7 years	5.6 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.3 years	2.5 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	0.9%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.81	0.74
Beta	0.83	0.46

Sector Diversification[8] (% of portfolio)

Government Mortgage-Backed	14.7%
Treasury/Agency	84.4
Short-Term Reserves	0.9

Distribution by Maturity (% of portfolio)

Under 1 Year	12.1%
1–3 Years	60.3
3–5 Years	27.6

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1  Barclays Capital U.S. 1–5 Year Government Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

7  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8  The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

28

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Federal Fund Investor Shares[1]	4.78%	4.21%	5.02%	$16,323
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. 1–5 Year
Government Index	5.66	4.42	5.13	16,495
Average 1–5 Year Government Fund[2]	2.45	3.04	3.97	14,756

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Federal Fund Admiral Shares	4.89%	4.31%	4.82%	$145,522
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. 1–5 Year Government Index	5.66	4.42	4.94	146,812

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund and its comparative standards is calculated since the Admiral Shares’ inception on February 12, 2001.

29

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–4.0%	5.6%	1.6%	1.3%
2001	4.4	6.5	10.9	10.8
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	–0.5	3.0	2.5	2.6
2005	–1.8	2.8	1.0	1.2
2006	–1.3	3.3	2.0	1.6
2007	0.1	4.2	4.3	4.0
2008	4.5	4.8	9.3	9.9
2009	0.8	4.0	4.8	5.7

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	12/31/1987	7.04%	4.36%	0.74%	4.36%	5.10%
Admiral Shares	2/12/2001	7.15	4.46	0.91[3]	4.00[3]	4.91[3]

1  Barclays Capital U.S. 1–5 Year Government Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

30

Short-Term Federal Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Agency Obligations (97.8%)
Agency Bonds and Notes (83.2%)
1	Federal Home Loan Bank	5.000%	03/12/10	50,000	52,099
1	Federal Home Loan Bank	4.375%	03/17/10	50,000	51,748
1	Federal Home Loan Bank	7.625%	05/14/10	25,000	27,007
1	Federal Home Loan Bank	5.250%	06/11/10	25,000	26,323
1	Federal Home Loan Bank	2.750%	06/18/10	35,000	35,756
1	Federal Home Loan Bank	3.500%	07/16/10	20,000	20,649
1	Federal Home Loan Bank	4.125%	08/13/10	39,000	40,565
1	Federal Home Loan Bank	4.750%	08/13/10	10,000	10,495
1	Federal Home Loan Bank	5.125%	09/10/10	125,000	131,926
1	Federal Home Loan Bank	3.375%	10/20/10	87,500	90,247
1	Federal Home Loan Bank	4.250%	11/15/10	15,750	16,503
1	Federal Home Loan Bank	1.625%	01/21/11	120,500	120,431
1	Federal Home Loan Bank	5.000%	03/11/11	23,350	24,882
1	Federal Home Loan Bank	5.000%	05/13/11	80,000	85,574
1	Federal Home Loan Bank	5.250%	06/10/11	29,105	31,365
1	Federal Home Loan Bank	3.625%	06/08/12	25,000	25,865
1	Federal Home Loan Bank	3.625%	05/29/13	68,000	71,035
1	Federal Home Loan Bank	5.250%	09/13/13	35,000	38,673
1	Federal Home Loan Bank	4.500%	09/16/13	35,000	37,817
1	Federal Home Loan Bank	3.625%	10/18/13	125,000	130,087
1	Federal Home Loan Mortgage Corp.	7.000%	03/15/10	50,000	53,241
1	Federal Home Loan Mortgage Corp.	4.125%	07/12/10	16,975	17,660
1	Federal Home Loan Mortgage Corp.	5.125%	08/23/10	50,000	52,889
1	Federal Home Loan Mortgage Corp.	6.875%	09/15/10	75,000	81,558
1	Federal Home Loan Mortgage Corp.	4.750%	10/04/10	25,000	26,330
1	Federal Home Loan Mortgage Corp.	5.125%	04/18/11	70,000	75,109
1,2	Federal Home Loan Mortgage Corp.	3.600%	05/20/11	40,000	40,262
1	Federal Home Loan Mortgage Corp.	5.250%	07/18/11	75,000	81,080
1	Federal Home Loan Mortgage Corp.	5.125%	07/15/12	25,000	27,421
1	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	100,000	108,348
1,2	Federal Home Loan Mortgage Corp.	4.125%	12/21/12	25,000	26,689
1,2	Federal Home Loan Mortgage Corp.	4.500%	06/12/13	55,000	55,602
1	Federal Home Loan Mortgage Corp.	4.125%	09/27/13	50,000	53,458
1	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	35,000	38,563
1,3	Federal National Mortgage Assn.	7.250%	01/15/10	100,000	105,936

31

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal National Mortgage Assn.	4.625%	06/01/10	100,000	104,351
1	Federal National Mortgage Assn.	4.375%	09/13/10	40,000	41,850
1	Federal National Mortgage Assn.	5.500%	03/15/11	25,000	26,977
1	Federal National Mortgage Assn.	5.125%	04/15/11	50,000	53,647
1	Federal National Mortgage Assn.	6.000%	05/15/11	100,000	109,447
1	Federal National Mortgage Assn.	3.375%	05/19/11	25,000	25,925
1	Federal National Mortgage Assn.	2.000%	01/09/12	150,000	149,502
1	Federal National Mortgage Assn.	5.000%	02/16/12	25,000	27,125
1	Federal National Mortgage Assn.	4.875%	05/18/12	202,000	219,162
1	Federal National Mortgage Assn.	4.750%	11/19/12	100,000	108,867
1,2	Federal National Mortgage Assn.	4.000%	04/01/13	50,000	50,204
1,2	Federal National Mortgage Assn.	4.000%	04/17/13	77,865	78,267
1	Federal National Mortgage Assn.	2.875%	12/11/13	25,000	25,336
1	Federal National Mortgage Assn.	5.500%	10/03/17	50,000	50,295
	Private Export Funding Corp.	6.670%	09/15/09	17,000	17,624
					3,001,772
Mortgage-Backed Securities (14.6%)
	Conventional Mortgage-Backed Securities (11.4%)
1,2	Federal Home Loan Mortgage Corp.	4.500%	07/01/23	24,123	24,455
1,2	Federal Home Loan Mortgage Corp.	5.000%	5/1/23–8/1/23	77,182	78,974
1,2	Federal Home Loan Mortgage Corp.	5.500%	2/1/16–9/1/23	40,157	41,499
1,2	Federal Home Loan Mortgage Corp.	6.000%	01/01/23	24,089	24,914
1,2	Federal Home Loan Mortgage Corp.	6.500%	09/01/11	243	247
1,2	Federal National Mortgage Assn.	4.000%	02/01/24	12,000	12,037
1,2	Federal National Mortgage Assn.	5.000%	8/1/20–7/1/22	140,932	144,394
1,2	Federal National Mortgage Assn.	5.500%	11/1/21–12/1/22	62,074	63,964
1,2	Federal National Mortgage Assn.	6.000%	04/01/17	7,177	7,488
1,2	Federal National Mortgage Assn.	6.500%	10/1/10–9/1/16	11,904	12,525
1,2	Federal National Mortgage Assn.	7.500%	3/1/15–8/1/15	506	522
1,2	Federal National Mortgage Assn.	8.000%	10/1/14–9/1/15	2,188	2,288

	Nonconventional Mortgage-Backed Securities (3.2%)
1,2	Federal Home Loan Mortgage Corp.	5.559%	08/01/33	2,765	2,804
1,2	Federal Home Loan Mortgage Corp.	6.001%	05/01/36	8,167	8,405
1,2	Federal National Mortgage Assn.	3.735%	06/01/33	5,114	5,074
1,2	Federal National Mortgage Assn.	4.251%	08/01/34	4,550	4,568
1,2	Federal National Mortgage Assn.	4.331%	06/01/34	19,866	20,015
1,2	Federal National Mortgage Assn.	4.350%	07/01/33	2,361	2,406
1,2	Federal National Mortgage Assn.	4.874%	07/01/33	6,465	6,560
1,2	Federal National Mortgage Assn.	5.017%	08/01/33	1,106	1,138
1,2	Federal National Mortgage Assn.	5.033%	10/01/33	5,910	6,003
1,2	Federal National Mortgage Assn.	5.136%	09/01/33	13,265	13,526
1,2	Federal National Mortgage Assn.	5.264%	09/01/33	5,778	5,881
1,2	Federal National Mortgage Assn.	5.419%	08/01/33	5,288	5,418
1,2	Federal National Mortgage Assn.	5.510%	08/01/33	2,879	2,980
1,2	Federal National Mortgage Assn.	6.301%	09/01/36	14,802	15,341
1,2	Federal National Mortgage Assn.	6.407%	09/01/36	13,632	14,155
					527,581
Total U.S. Agency Obligations (Cost $3,426,479)					3,529,353

32

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (1.9%)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 1/30/09, Repurchase Value $68,873,000
collateralized by U.S. Treasury Note 6.500%,
2/15/10, Federal Farm Credit Bank 4.125%–5.125%,
2/17/09–1/26/21, Federal Home Loan Bank
4.750%–5.750%, 4/24/09–6/12/26)
(Cost $68,715)	0.280%	02/02/09	68,715	68,715
Total Investments (99.7%) (Cost $3,495,194)				3,598,068
Other Assets and Liabilities (0.3%)
Other Assets				57,156
Liabilities				(46,705)
				10,451
Net Assets (100%)				3,608,519

At January 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,518,645
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(11,790)
Unrealized Appreciation (Depreciation)
Investment Securities				102,874
Futures Contracts				(1,210)
Net Assets				3,608,519

Investor Shares—Net Assets
Applicable to 198,029,616 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,141,592
Net Asset Value Per Share—Investor Shares				$10.81

Admiral Shares—Net Assets
Applicable to 135,645,058 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,466,927
Net Asset Value Per Share—Admiral Shares				$10.81

•  See Note A in Notes to Financial Statements.

1  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Securities with a value of $7,680,000 have been segregated as initial margin for open futures contracts. See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	127,464
Total Income	127,464
Expenses
The Vanguard Group—Note B
Investment Advisory Services	298
Management and Administrative—Investor Shares	3,009
Management and Administrative—Admiral Shares	957
Marketing and Distribution—Investor Shares	467
Marketing and Distribution—Admiral Shares	365
Custodian Fees	45
Auditing Fees	29
Shareholders’ Reports—Investor Shares	51
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	4
Total Expenses	5,230
Net Investment Income	122,234
Realized Net Gain (Loss)
Investment Securities Sold	31,997
Futures Contracts	(15,247)
Realized Net Gain (Loss)	16,750
Change in Unrealized Appreciation (Depreciation)
Investment Securities	23,167
Futures Contracts	(5,090)
Change in Unrealized Appreciation (Depreciation)	18,077
Net Increase (Decrease) in Net Assets Resulting from Operations	157,061

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	122,234	121,873
Realized Net Gain (Loss)	16,750	12,916
Change in Unrealized Appreciation (Depreciation)	18,077	110,115
Net Increase (Decrease) in Net Assets Resulting from Operations	157,061	244,904
Distributions
Net Investment Income
Investor Shares	(68,507)	(69,438)
Admiral Shares	(53,727)	(52,435)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(122,234)	(121,873)
Capital Share Transactions
Investor Shares	469,979	66,959
Admiral Shares	127,959	208,478
Net Increase (Decrease) from Capital Share Transactions	597,938	275,437
Total Increase (Decrease)	632,765	398,468
Net Assets
Beginning of Period	2,975,754	2,577,286
End of Period	3,608,519	2,975,754

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.72	$10.26	$10.25	$10.39	$10.60
Investment Operations
Net Investment Income	.409	.465	.420	.340	.291
Net Realized and Unrealized Gain (Loss)
on Investments	.090	.460	.010	(.140)	(.189)
Total from Investment Operations	.499	.925	.430	.200	.102
Distributions
Dividends from Net Investment Income	(.409)	(.465)	(.420)	(.340)	(.291)
Distributions from Realized Capital Gains	—	—	—	—	(.021)
Total Distributions	(.409)	(.465)	(.420)	(.340)	(.312)
Net Asset Value, End of Period	$10.81	$10.72	$10.26	$10.25	$10.39

Total Return[1]	4.78%	9.25%	4.29%	1.96%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,142	$1,650	$1,514	$1,686	$2,403
Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.83%	4.48%	4.10%	3.29%	2.77%
Portfolio Turnover Rate	109%	70%	89%	51%	49%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.72	$10.26	$10.25	$10.39	$10.60
Investment Operations
Net Investment Income	.420	.475	.431	.350	.300
Net Realized and Unrealized Gain (Loss)
on Investments	.090	.460	.010	(.140)	(.189)
Total from Investment Operations	.510	.935	.441	.210	.111
Distributions
Dividends from Net Investment Income	(.420)	(.475)	(.431)	(.350)	(.300)
Distributions from Realized Capital Gains	—	—	—	—	(.021)
Total Distributions	(.420)	(.475)	(.431)	(.350)	(.321)
Net Asset Value, End of Period	$10.81	$10.72	$10.26	$10.25	$10.39

Total Return	4.89%	9.36%	4.39%	2.06%	1.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,467	$1,325	$1,063	$993	$690
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.93%	4.58%	4.20%	3.39%	2.86%
Portfolio Turnover Rate	109%	70%	89%	51%	49%

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

38

Short-Term Federal Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $911,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a capital loss carryforward of $24,700,000 to offset taxable capital gains realized during the year ended January 31, 2009, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2009, the fund had $1,658,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $14,698,000 through January 31, 2009, which are deferred and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2009, the cost of investment securities for tax purposes was $3,509,892,000. Net unrealized appreciation of investment securities for tax purposes was $88,176,000, consisting of unrealized gains of $89,908,000 on securities that had risen in value since their purchase and $1,732,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	(52)	(11,317)	38
5-Year Treasury Note	1,159	136,961	(826)
10-Year Treasury Note	(91)	(11,163)	(422)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

39

Short-Term Federal Fund

D. During the year ended January 31, 2009, the fund purchased $3,520,437,000 of investment securities and sold $3,037,762,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,108,778	104,030	502,123	48,198
Issued in Lieu of Cash Distributions	62,365	5,853	62,890	6,049
Redeemed	(701,164)	(65,824)	(498,054)	(47,886)
Net Increase (Decrease)—Investor Shares	469,979	44,059	66,959	6,361
Admiral Shares
Issued	818,771	76,783	479,535	45,977
Issued in Lieu of Cash Distributions	46,157	4,333	44,070	4,236
Redeemed	(736,969)	(69,131)	(315,127)	(30,170)
Net Increase (Decrease)—Admiral Shares	127,959	11,985	208,478	20,043

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(1,210)
Level 2—Other significant observable inputs	3,598,068	—
Level 3—Significant unobservable inputs	—	—
Total	3,598,068	(1,210)

40

Intermediate-Term Treasury Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	37	33	9,111
Yield[3]		2.5%	4.3%
Investor Shares	2.2%
Admiral Shares	2.3%
Yield to Maturity	2.8%[4]	2.7%	4.3%
Average Coupon	5.2%	5.0%	5.2%
Average Effective
Maturity	6.5 years	7.5 years	5.6 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	5.5 years	6.4 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	0.0%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.75
Beta	0.84	1.19

Sector Diversification[8] (% of portfolio)

Commercial Mortgage-Backed	0.7%
Government Mortgage-Backed	8.4
Treasury/Agency	90.9
Short-Term Reserves	0.0

Distribution by Maturity (% of portfolio)

Under 1 Year	0.2%
1–5 Years	27.9
5–10 Years	56.2
10–20 Years	15.7

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1  Barclays Capital U.S. 5–10 Year Treasury Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.25% for Investor Shares and 0.11% for Admiral Shares.

7  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8  The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

41

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10, 000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Treasury Fund
Investor Shares[1]	7.29%	5.66%	6.19%	$18,233
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. 5–10 Year Treasury Index	9.48	6.16	6.34	18,494
Average General Treasury Fund[2]	8.76	6.00	5.78	17,537

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Intermediate-Term Treasury Fund Admiral Shares	7.44%	5.81%	6.58%	$166,195
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. 5–10 Year Treasury Index	9.48	6.16	6.72	167,866

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund and its comparative standards is calculated since the Admiral Shares’ inception on February 12, 2001.

42

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–10.1%	5.5%	–4.6%	–5.0%
2001	9.1	7.0	16.1	15.8
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	–0.5	4.2	3.7	3.7
2005	–1.3	4.4	3.1	3.6
2006	–3.1	4.5	1.4	1.1
2007	–1.5	4.7	3.2	3.0
2008	8.7	5.0	13.7	14.1
2009	3.4	3.9	7.3	9.5

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	10/28/1991	13.32%	6.34%	1.42%	5.10%	6.52%
Admiral Shares	2/12/2001	13.49	6.50	2.05[3]	4.93[3]	6.98[3]

1  Barclays Capital U.S. 5–10 Year Treasury Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

43

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (84.7%)
	U.S. Treasury Bond	7.250%	5/15/16	170,000	217,202
	U.S. Treasury Bond	7.500%	11/15/16	794,500	1,033,597
	U.S. Treasury Bond	8.750%	5/15/17	32,700	45,856
	U.S. Treasury Bond	8.875%	8/15/17	73,000	103,534
	U.S. Treasury Bond	8.875%	2/15/19	239,000	349,537
	U.S. Treasury Bond	8.125%	8/15/19	445,500	625,509
	U.S. Treasury Bond	8.500%	2/15/20	98,500	142,194
	U.S. Treasury Inflation-Indexed Note	2.000%	7/15/14	50,000	55,880
	U.S. Treasury Inflation-Indexed Note	1.625%	1/15/15	328,000	352,695
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	133,300	141,553
	U.S. Treasury Note	4.500%	3/31/12	360,000	394,312
	U.S. Treasury Note	3.500%	5/31/13	125,000	134,941
	U.S. Treasury Note	3.125%	8/31/13	406,000	431,184
	U.S. Treasury Note	2.750%	10/31/13	195,000	203,744
	U.S. Treasury Note	2.000%	11/30/13	55,000	55,524
1	U.S. Treasury Note	4.000%	2/15/15	401,000	445,174
	U.S. Treasury Note	4.125%	5/15/15	216,000	240,738
	U.S. Treasury Note	4.250%	8/15/15	475,000	533,487
	U.S. Treasury Note	5.125%	5/15/16	321,000	377,124
	U.S. Treasury Note	4.875%	8/15/16	221,000	255,567
	U.S. Treasury Note	4.500%	5/15/17	15,000	16,887
					6,156,239
Agency Bonds and Notes (5.2%)
	Agency for International Development–Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	40,000	42,008
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.600%	12/15/12	13,372	14,787
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.050%	11/15/13	18,750	20,798
	Private Export Funding Corp.	7.200%	1/15/10	12,900	13,655
	Private Export Funding Corp.	7.250%	6/15/10	135,920	146,690
	Private Export Funding Corp.	6.070%	4/30/11	51,000	55,740
	Private Export Funding Corp.	5.685%	5/15/12	10,000	11,071
	Private Export Funding Corp.	4.950%	11/15/15	65,000	71,598
					376,347

44

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (8.4%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	8/1/38	31,175	31,701
2,3	Federal Home Loan Mortgage Corp.	5.500%	4/1/16–10/1/38	119,469	122,414
2,3	Federal Home Loan Mortgage Corp.	6.000%	4/1/38–6/1/38	93,810	96,947
2,3	Federal Home Loan Mortgage Corp.	7.000%	5/1/15–3/1/16	508	531
2,3	Federal National Mortgage Assn.	4.500%	1/1/39	150,000	151,050
2,3	Federal National Mortgage Assn.	5.000%	2/1/37–11/1/38	181,341	184,458
2,3	Federal National Mortgage Assn.	5.500%	8/1/38	20,922	21,429
					608,530
Nonconventional Mortgage-Backed Securities (0.7%)
2,3	Federal National Mortgage Assn. Grantor Trust	5.763%	12/25/11	20,000	21,782
2,3	Federal National Mortgage Assn. Grantor Trust	7.300%	5/25/10	30,000	31,335
					53,117
Total U.S. Government and Agency Obligations (Cost $6,821,002)					7,194,233
Temporary Cash Investment (0.1%)
Repurchase Agreement
	Deutsche Bank Securities, Inc.
	(Dated 1/30/09, Repurchase Value $2,901,000,
	collateralized by U.S. Treasury Note 4.000%,
	11/15/12) (Cost $2,901)	0.280%	2/2/09	2,901	2,901
Total Investments (99.1%) (Cost $6,823,903)					7,197,134
Other Assets and Liabilities (0.9%)
Other Assets					107,631
Liabilities					(38,983)
					68,648
Net Assets (100%)					7,265,782

45

Intermediate-Term Treasury Fund

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,860,523
Overdistributed Net Investment Income	(9,478)
Accumulated Net Realized Gains	43,619
Unrealized Appreciation (Depreciation)
Investment Securities	373,231
Futures Contracts	(2,113)
Net Assets	7,265,782

Investor Shares—Net Assets
Applicable to 254,571,981 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,999,075
Net Asset Value Per Share—Investor Shares	$11.78

Admiral Shares—Net Assets
Applicable to 362,172,672 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,266,707
Net Asset Value Per Share—Admiral Shares	$11.78

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $5,551,000 have been segregated as initial margin for open futures contracts.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	229,006
Total Income	229,006
Expenses
The Vanguard Group—Note B
Investment Advisory Services	568
Management and Administrative—Investor Shares	5,439
Management and Administrative—Admiral Shares	2,640
Marketing and Distribution—Investor Shares	660
Marketing and Distribution—Admiral Shares	882
Custodian Fees	74
Auditing Fees	28
Shareholders’ Reports—Investor Shares	89
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	7
Total Expenses	10,400
Net Investment Income	218,606
Realized Net Gain (Loss)
Investment Securities Sold	285,838
Futures Contracts	(17,904)
Realized Net Gain (Loss)	267,934
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(7,423)
Futures Contracts	(4,337)
Change in Unrealized Appreciation (Depreciation)	(11,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	474,780

See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	218,606	201,825
Realized Net Gain (Loss)	267,934	14,268
Change in Unrealized Appreciation (Depreciation)	(11,760)	375,466
Net Increase (Decrease) in Net Assets Resulting from Operations	474,780	591,559
Distributions
Net Investment Income
Investor Shares	(93,987)	(82,785)
Admiral Shares	(134,097)	(119,040)
Realized Capital Gain
Investor Shares	(64,390)	—
Admiral Shares	(89,995)	—
Total Distributions	(382,469)	(201,825)
Capital Share Transactions
Investor Shares	697,357	424,313
Admiral Shares	969,954	741,365
Net Increase (Decrease) from Capital Share Transactions	1,667,311	1,165,678
Total Increase (Decrease)	1,759,622	1,555,412
Net Assets
Beginning of Period	5,506,160	3,950,748
End of Period[1]	7,265,782	5,506,160

1  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,478,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.62	$10.69	$10.85	$11.28	$11.45
Investment Operations
Net Investment Income	.413	.491	.499	.509	.504
Net Realized and Unrealized Gain (Loss)
on Investments	.419	.930	(.160)	(.354)	(.154)
Total from Investment Operations	.832	1.421	.339	.155	.350
Distributions
Dividends from Net Investment Income	(.428)	(.491)	(.499)	(.509)	(.504)
Distributions from Realized Capital Gains	(.244)	—	—	(.076)	(.016)
Total Distributions	(.672)	(.491)	(.499)	(.585)	(.520)
Net Asset Value, End of Period	$11.78	$11.62	$10.69	$10.85	$11.28

Total Return[1]	7.29%	13.68%	3.22%	1.41%	3.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,999	$2,263	$1,676	$1,735	$2,169
Ratio of Total Expenses to
Average Net Assets	0.25%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.47%	4.48%	4.66%	4.59%	4.45%
Portfolio Turnover Rate	88%	52%	87%	66%	61%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.62	$10.69	$10.85	$11.28	$11.45
Investment Operations
Net Investment Income	.429	.509	.516	.526	.518
Net Realized and Unrealized Gain (Loss)
on Investments	.419	.930	(.160)	(.354)	(.154)
Total from Investment Operations	.848	1.439	.356	.172	.364
Distributions
Dividends from Net Investment Income	(.444)	(.509)	(.516)	(.526)	(.518)
Distributions from Realized Capital Gains	(.244)	—	—	(.076)	(.016)
Total Distributions	(.688)	(.509)	(.516)	(.602)	(.534)
Net Asset Value, End of Period	$11.78	$11.62	$10.69	$10.85	$11.28

Total Return	7.44%	13.86%	3.38%	1.56%	3.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,267	$3,243	$2,274	$2,093	$1,665
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.61%	4.64%	4.82%	4.75%	4.58%
Portfolio Turnover Rate	88%	52%	87%	66%	61%

See accompanying Notes, which are an integral part of the Financial Statements.

50

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

51

Intermediate-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $2,019,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $20,995,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2009, the fund had short-term and long-term capital gains of $25,178,000 and $40,634,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed Notes experienced deflation adjustments that reduced current-year interest income for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. At January 31, 2009, the fund had included $9,478,000 of these deferred deflation adjustments in income dividends paid to shareholders; this amount is reflected in overdistributed net investment income and as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

The fund had realized losses totaling $24,307,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2009, the cost of investment securities for tax purposes was $6,857,688,000. Net unrealized appreciation of investment securities for tax purposes was $339,446,000, consisting of unrealized gains of $349,796,000 on securities that had risen in value since their purchase and $10,350,000 in unrealized losses on securities that had fallen in value since their purchase.

52

Intermediate-Term Treasury Fund

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	2,085	246,388	(2,113)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2009, the fund purchased $6,792,820,000 of investment securities and sold $5,114,659,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,977,528	169,518	930,915	84,257
Issued in Lieu of Cash Distributions	142,358	12,022	70,612	6,435
Redeemed	(1,422,529)	(121,797)	(577,214)	(52,653)
Net Increase (Decrease)—Investor Shares	697,357	59,743	424,313	38,039
Admiral Shares
Issued	2,360,518	202,382	1,169,020	105,578
Issued in Lieu of Cash Distributions	187,692	15,843	96,216	8,768
Redeemed	(1,578,256)	(135,224)	(523,871)	(47,887)
Net Increase (Decrease)—Admiral Shares	969,954	83,001	741,365	66,459

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

53

Intermediate-Term Treasury Fund

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(2,113)
Level 2—Other significant observable inputs	7,197,134	—
Level 3—Significant unobservable inputs	—	—
Total	7,197,134	(2,113)

54

GNMA Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	25[3]	120	9,111
Yield[4]		4.6%	4.3%
Investor Shares	4.5%
Admiral Shares	4.6%
Yield to Maturity	3.6%[5]	4.6%	4.3%
Average Coupon	5.6%	5.7%	5.2%
Average Effective
Maturity	1.8 years	3.8 years	5.6 years
Average Quality[6]	Aaa	Aaa	Aa1
Average Duration	1.8 years	2.4 years	3.8 years
Expense Ratio
(1/31/2008)[7]		—	—
Investor Shares	0.21%
Admiral Shares	0.11%
Short-Term Reserves	7.3%	—	—

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.78
Beta	1.03	0.73

Distribution by Coupon (% of portfolio)

Below 6%	62.9%
6%–7%	35.4
7%–8%	1.5
Above 8%	0.2

Investment Focus

1  Barclays Capital U.S. GNMA Bond Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  Issues are mortgage pools grouped by coupon.

4  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

5  Before expenses.

6  Moody’s Investors Service.

7  The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

8  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

55

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
GNMA Fund Investor Shares[1]	5.65%	5.05%	5.68%	$17,376
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. GNMA Bond Index	5.98	5.27	5.86	17,673
Average GNMA Fund[2]	3.80	4.09	4.81	15,997

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
GNMA Fund Admiral Shares	5.76%	5.15%	5.63%	$154,691
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. GNMA Bond Index	5.98	5.27	5.63	154,766

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund and its comparative standards is calculated since the Admiral Shares’ inception on February 12, 2001.

56

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–7.3%	6.4%	–0.9%	0.3%
2001	6.6	7.5	14.1	13.9
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	–1.9	4.8	2.9	3.1
2005	–0.4	4.7	4.3	4.4
2006	–1.8	4.7	2.9	3.0
2007	–1.3	5.2	3.9	4.3
2008	3.1	5.5	8.6	8.8
2009	0.6	5.1	5.7	6.0

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	6/27/1980	7.22%	5.19%	0.14%	5.63%	5.77%
Admiral Shares	2/12/2001	7.33	5.29	0.34[3]	5.36[3]	5.70[3]

1  Barclays Capital U.S. GNMA Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

57

GNMA Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Government National Mortgage Association Obligations (99.6%)
1,2	Government National Mortgage Assn.	0.560%	2/20/37	61,215	58,946
1	Government National Mortgage Assn.	4.500%	10/15/38–3/1/39	2,821,557	2,836,775
1	Government National Mortgage Assn.	5.000%	6/16/37–12/1/38	6,868,599	7,015,756
1	Government National Mortgage Assn.	5.500%	8/16/36–2/15/39	8,468,664	8,702,277
1	Government National Mortgage Assn.	6.000%	1/1/39–1/15/39	5,493,291	5,666,817
1	Government National Mortgage Assn.	6.500%	4/20/31–1/1/39	4,638,232	4,817,707
1	Government National Mortgage Assn.	7.000%	10/20/25–5/20/38	303,806	319,272
1	Government National Mortgage Assn.	7.250%	12/15/26–2/15/27	160	168
1	Government National Mortgage Assn.	7.500%	2/15/09–10/15/31	109,794	115,542
1	Government National Mortgage Assn.	7.750%	2/15/27	249	263
1	Government National Mortgage Assn.	8.000%	3/15/09–8/15/31	49,630	52,292
1	Government National Mortgage Assn.	8.500%	2/15/10–6/15/28	12,028	12,652
1	Government National Mortgage Assn.	9.000%	3/15/14–2/15/23	8,835	9,284
1	Government National Mortgage Assn.	9.250%	9/15/16–7/15/17	55	58
1	Government National Mortgage Assn.	9.500%	6/15/09–7/15/22	4,603	4,858
1	Government National Mortgage Assn.	10.000%	11/15/09–8/15/19	241	256
1	Government National Mortgage Assn.	11.000%	12/15/09–2/15/18	29	33
1	Government National Mortgage Assn.	11.250%	9/20/15–2/20/16	39	41
1	Government National Mortgage Assn.	11.500%	1/15/13–11/20/15	89	94
1	Government National Mortgage Assn.	12.000%	6/20/14–1/20/16	50	54
1	Government National Mortgage Assn.	12.500%	5/20/14–7/20/15	31	34

1	Government National Mortgage Assn.	13.000%	1/15/11–1/20/15	27	29
1	Government National Mortgage Assn.	13.500%	5/15/10–12/15/14	18	21
1	Government National Mortgage Assn.	14.000%	6/15/11	6	6
1	Government National Mortgage Assn.	15.000%	5/15/12	2	2
Total Government National Mortgage Association Obligations (Cost $29,142,336)					29,613,237
Temporary Cash Investments (7.8%)
Repurchase Agreements
	BNP Paribas Securities Corp.
	(Dated 1/30/09, Repurchase Value
	$1,357,433,000, collateralized by Federal
	Home Loan Mortgage Corp. 4.500%–6.500%,
	6/1/33–2/1/39, and Federal National
	Mortgage Assn. 4.500%–6.500%,
	6/1/21–12/1/47)	0.290%	2/2/09	1,357,400	1,357,400

58

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse Securities (USA) LLC
(Dated 1/30/09, Repurchase Value $52,901,000,
collateralized by Federal National Mortgage
Assn.4.000%–9.500%, 8/1/09–2/1/39)	0.300%	2/2/09	52,900	52,900
Deutsche Bank Securities, Inc.
(Dated 1/30/09, Repurchase Value
$260,606,000, collateralized by Federal Home
Loan Mortgage Corp. 7.000%, 5/1/37–3/1/38,
and Federal National Mortgage Assn.
4.500%–7.000%, 4/1/35–4/1/48)	0.290%	2/2/09	260,600	260,600
Goldman, Sachs & Co.
(Dated 1/30/09, Repurchase Value
$658,716,000, collateralized by Federal
Home Loan Mortgage Corp. 5.000%–6.000%,
3/1/36–12/1/38, and Federal National
Mortgage Assn. 5.000%–6.000%,
3/1/35–6/1/38)	0.290%	2/2/09	658,700	658,700
Total Temporary Cash Investments (Cost $2,329,600)				2,329,600
Total Investments (107.4%) (Cost $31,471,936)				31,942,837
Other Assets and Liabilities (–7.4%)
Other Assets				902,634
Payables for Investment Securities Purchased				(2,988,465)
Other Liabilities				(115,829)
				(2,201,660)
Net Assets (100%)				29,741,177

At January 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				29,318,771
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(48,495)
Unrealized Appreciation (Depreciation)				470,901
Net Assets				29,741,177

Investor Shares—Net Assets
Applicable to 1,425,756,701 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				15,007,238
Net Asset Value Per Share—Investor Shares				$10.53

Admiral Shares—Net Assets
Applicable to 1,399,793,100 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				14,733,939
Net Asset Value Per Share—Admiral Shares				$10.53

•  See Note A in Notes to Financial Statements.

1  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.

2  Adjustable-rate security.

See accompanying Notes, which are an integral part of the Financial Statements.

59

GNMA Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	1,334,346
Total Income	1,334,346
Expenses
Investment Advisory Fees—Note B	2,492
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,884
Management and Administrative—Admiral Shares	10,046
Marketing and Distribution—Investor Shares	3,172
Marketing and Distribution—Admiral Shares	2,452
Custodian Fees	1,916
Auditing Fees	27
Shareholders’ Reports—Investor Shares	316
Shareholders’ Reports—Admiral Shares	46
Trustees’ Fees and Expenses	29
Total Expenses	44,380
Net Investment Income	1,289,966
Realized Net Gain (Loss) on Investment Securities Sold	63,894
Change in Unrealized Appreciation (Depreciation) of Investment Securities	124,341
Net Increase (Decrease) in Net Assets Resulting from Operations	1,478,201

See accompanying Notes, which are an integral part of the Financial Statements.

60

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,289,966	1,216,361
Realized Net Gain (Loss)	63,894	(2,097)
Change in Unrealized Appreciation (Depreciation)	124,341	710,303
Net Increase (Decrease) in Net Assets Resulting from Operations	1,478,201	1,924,567
Distributions
Net Investment Income
Investor Shares	(667,203)	(663,782)
Admiral Shares	(622,763)	(552,579)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,289,966)	(1,216,361)
Capital Share Transactions
Investor Shares	2,012,130	(304,906)
Admiral Shares	3,647,265	496,065
Net Increase (Decrease) from Capital Share Transactions	5,659,395	191,159
Total Increase (Decrease)	5,847,630	899,365
Net Assets
Beginning of Period	23,893,547	22,994,182
End of Period	29,741,177	23,893,547

See accompanying Notes, which are an integral part of the Financial Statements.

61

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.47	$10.16	$10.29	$10.48	$10.52
Investment Operations
Net Investment Income	.511	.533	.522	.483	.480
Net Realized and Unrealized Gain (Loss)
on Investments	.060	.310	(.130)	(.190)	(.040)
Total from Investment Operations	.571	.843	.392	.293	.440
Distributions
Dividends from Net Investment Income	(.511)	(.533)	(.522)	(.483)	(.480)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.511)	(.533)	(.522)	(.483)	(.480)
Net Asset Value, End of Period	$10.53	$10.47	$10.16	$10.29	$10.48

Total Return[1]	5.65%	8.56%	3.94%	2.88%	4.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,007	$12,916	$12,835	$13,905	$18,946
Ratio of Total Expenses to
Average Net Assets	0.22%	0.21%	0.21%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.92%	5.22%	5.14%	4.67%	4.61%
Portfolio Turnover Rate	63%	21%	18%	38%	53%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. See accompanying Notes, which are an integral part of the Financial Statements.

62

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.47	$10.16	$10.29	$10.48	$10.52
Investment Operations
Net Investment Income	.522	.543	.532	.492	.487
Net Realized and Unrealized Gain (Loss)
on Investments	.060	.310	(.130)	(.190)	(.040)
Total from Investment Operations	.582	.853	.402	.302	.447
Distributions
Dividends from Net Investment Income	(.522)	(.543)	(.532)	(.492)	(.487)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.522)	(.543)	(.532)	(.492)	(.487)
Net Asset Value, End of Period	$10.53	$10.47	$10.16	$10.29	$10.48

Total Return	5.76%	8.67%	4.04%	2.97%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,734	$10,978	$10,159	$10,281	$5,363
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.11%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.02%	5.32%	5.24%	4.77%	4.68%
Portfolio Turnover Rate	63%	21%	18%	38%	53%

See accompanying Notes, which are an integral part of the Financial Statements.

63

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

64

GNMA Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2009, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $7,528,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 3.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a capital loss carryforward of $64,188,000 to offset taxable capital gains realized during the year ended January 31, 2009, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. The fund had no capital gains available for distribution at January 31, 2009.

At January 31, 2009, the cost of investment securities for tax purposes was $31,472,769,000. Net unrealized appreciation of investment securities for tax purposes was $470,068,000, consisting of unrealized gains of $501,111,000 on securities that had risen in value since their purchase and $31,043,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2009, the fund purchased $22,701,310,000 of investment securities and sold $16,163,952,000 of investment securities, other than temporary cash investments.

65

GNMA Fund

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	5,275,758	508,196	2,223,779	217,349
Issued in Lieu of Cash Distributions	575,283	55,520	568,410	55,644
Redeemed	(3,838,911)	(371,008)	(3,097,095)	(303,475)
Net Increase (Decrease)—Investor Shares	2,012,130	192,708	(304,906)	(30,482)
Admiral Shares
Issued	5,372,001	518,279	1,880,483	183,875
Issued in Lieu of Cash Distributions	448,885	43,310	386,273	37,806
Redeemed	(2,173,621)	(209,809)	(1,770,691)	(173,818)
Net Increase (Decrease)—Admiral Shares	3,647,265	351,780	496,065	47,863

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2009, 100% of the fund’s investments were valued based on Level 2 inputs.

66

Long-Term Treasury Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	27	33	9,111
Yield[3]		3.7%	4.3%
Investor Shares	3.3%
Admiral Shares	3.5%
Yield to Maturity	4.1%[4]	3.7%	4.3%
Average Coupon	5.8%	6.5%	5.2%
Average Effective
Maturity	16.5 years	18.0 years	5.6 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	11.2 years	11.7 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	1.1%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.76
Beta	0.98	2.50

Sector Diversification[8] (% of portfolio)

Treasury/Agency	98.9%
Short-Term Reserves	1.1

Distribution by Maturity (% of portfolio)

Under 1 Year	1.1%
1–5 Years	10.3
5–10 Years	4.1
10–20 Years	47.8
20–30 Years	36.7

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1  Barclays Capital U.S. Long Treasury Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.25% for Investor Shares and 0.11% for Admiral Shares.

7  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8  The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

67

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Treasury Fund Investor Shares[1]	9.25%	6.95%	6.77%	$19,261
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. Long Treasury Index	10.38	7.40	7.03	19,720
Average General Treasury Fund[2]	8.76	6.00	5.78	17,537

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Long-Term Treasury Fund Admiral Shares	9.41%	7.10%	7.55%	$178,568
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. Long Treasury Index	10.38	7.40	7.68	180,300

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund and its comparative standards is calculated since the Admiral Shares’ inception on February 12, 2001.

68

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–13.7%	5.3%	–8.4%	–8.3%
2001	11.7	6.9	18.6	18.8
2002	–0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	–1.9	4.9	3.0	2.9
2007	–3.1	4.9	1.8	2.0
2008	7.8	5.3	13.1	13.6
2009	4.7	4.6	9.3	10.4

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	5/19/1986	22.52%	9.23%	2.42%	5.41%	7.83%
Admiral Shares	2/12/2001	22.69	9.39	3.47[3]	5.38[3]	8.85[3]

1  Barclays Capital U.S. Long Treasury Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

69

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.7%)
U.S. Government Securities (83.4%)
	U.S. Treasury Bond	8.500%	2/15/20	12,000	17,323
	U.S. Treasury Bond	7.875%	2/15/21	226,581	317,460
	U.S. Treasury Bond	8.125%	5/15/21	54,875	78,514
	U.S. Treasury Bond	8.125%	8/15/21	32,000	45,905
	U.S. Treasury Bond	8.000%	11/15/21	35,400	50,495
	U.S. Treasury Bond	7.250%	8/15/22	109,000	148,070
	U.S. Treasury Bond	7.125%	2/15/23	93,000	125,637
	U.S. Treasury Bond	6.250%	8/15/23	164,500	208,093
1	U.S. Treasury Bond	6.000%	2/15/26	171,200	218,547
	U.S. Treasury Bond	6.375%	8/15/27	122,650	163,086
	U.S. Treasury Bond	6.125%	11/15/27	99,000	128,453
	U.S. Treasury Bond	5.500%	8/15/28	10,000	12,166
	U.S. Treasury Bond	5.250%	11/15/28	26,000	30,757
	U.S. Treasury Bond	6.125%	8/15/29	163,800	214,629
	U.S. Treasury Bond	5.375%	2/15/31	434,595	527,559
	U.S. Treasury Bond	4.500%	2/15/36	42,000	47,604
	U.S. Treasury Bond	5.000%	5/15/37	304,000	374,729
	U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/28	37,000	55,869
	U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/29	45,000	69,178
					2,834,074
Agency Note (1.9%)
	Private Export Funding Corp.	4.950%	11/15/15	60,000	66,091

Mortgage-Backed Securities (12.4%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	8/1/38	15,835	16,102
2,3	Federal Home Loan Mortgage Corp.	5.500%	2/1/38–9/1/38	105,508	108,098
2,3	Federal Home Loan Mortgage Corp.	6.000%	6/1/38–7/1/38	98,021	101,299
2,3	Federal National Mortgage Assn.	4.000%	3/1/39	72,000	71,100
2,3	Federal National Mortgage Assn.	4.500%	2/1/39	95,000	95,665
2,3	Federal National Mortgage Assn.	5.000%	7/1/38	15,940	16,214
2,3	Federal National Mortgage Assn.	5.500%	8/1/38	10,704	10,964
					419,442
Total U.S. Government and Agency Obligations (Cost $3,043,838)					3,319,607

70

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (2.4%)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 1/30/09, Repurchase Value $80,990,000,
collateralized by Federal Farm Credit Bank,
3.875%–7.000%, 6/19/09–10/29/37, Federal Home
Loan Bank, 2.000%–5.625%, 6/11/10–6/11/21,
U.S. Treasury Note, 4.625%, 2/15/17)
(Cost $80,988)	0.280%	2/2/09	80,988	80,988
Total Investments (100.1%) (Cost $3,124,826)				3,400,595
Other Assets and Liabilities (–0.1%)
Other Assets				161,440
Liabilities				(165,737)
				(4,297)
Net Assets (100%)				3,396,298

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,032,266
Overdistributed Net Investment Income	(930)
Accumulated Net Realized Gains	99,572
Unrealized Appreciation (Depreciation)
Investment Securities	275,769
Futures Contracts	(10,379)
Net Assets	3,396,298

Investor Shares—Net Assets
Applicable to 155,426,290 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,897,330
Net Asset Value Per Share—Investor Shares	$12.21

Admiral Shares—Net Assets
Applicable to 122,793,112 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,498,968
Net Asset Value Per Share—Admiral Shares	$12.21

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $7,468,000 have been segregated as initial margin for open futures contracts.

2  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

See accompanying Notes, which are an integral part of the Financial Statements.

71

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	133,947
Total Income	133,947
Expenses
The Vanguard Group—Note B
Investment Advisory Services	278
Management and Administrative—Investor Shares	3,582
Management and Administrative—Admiral Shares	977
Marketing and Distribution—Investor Shares	397
Marketing and Distribution—Admiral Shares	318
Custodian Fees	42
Auditing Fees	24
Shareholders’ Reports—Investor Shares	51
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	3
Total Expenses	5,679
Net Investment Income	128,268
Realized Net Gain (Loss)
Investment Securities Sold	141,709
Futures Contracts	14,182
Realized Net Gain (Loss)	155,891
Change in Unrealized Appreciation (Depreciation)
Investment Securities	15,460
Futures Contracts	(10,379)
Change in Unrealized Appreciation (Depreciation)	5,081
Net Increase (Decrease) in Net Assets Resulting from Operations	289,240

See accompanying Notes, which are an integral part of the Financial Statements.

72

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,268	111,080
Realized Net Gain (Loss)	155,891	13,703
Change in Unrealized Appreciation (Depreciation)	5,081	162,212
Net Increase (Decrease) in Net Assets Resulting from Operations	289,240	286,995
Distributions
Net Investment Income
Investor Shares	(71,370)	(62,169)
Admiral Shares	(57,828)	(48,911)
Realized Capital Gain[1]
Investor Shares	(17,426)	(9,899)
Admiral Shares	(14,178)	(7,401)
Total Distributions	(160,802)	(128,380)
Capital Share Transactions
Investor Shares	312,870	166,188
Admiral Shares	247,496	256,952
Net Increase (Decrease) from Capital Share Transactions	560,366	423,140
Total Increase (Decrease)	688,804	581,755
Net Assets
Beginning of Period	2,707,494	2,125,739
End of Period[2]	3,396,298	2,707,494

1  Includes fiscal 2009 and 2008 short-term gain distributions totaling $7,034,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($930,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

73

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.76	$10.99	$11.40	$11.76	$11.52
Investment Operations
Net Investment Income	.499	.533	.547	.563	.574
Net Realized and Unrealized Gain (Loss)
on Investments	.563	.855	(.356)	(.218)	.314
Total from Investment Operations	1.062	1.388	.191	.345	.888
Distributions
Dividends from Net Investment Income	(.502)	(.533)	(.547)	(.563)	(.574)
Distributions from Realized Capital Gains	(.110)	(.085)	(.054)	(.142)	(.074)
Total Distributions	(.612)	(.618)	(.601)	(.705)	(.648)
Net Asset Value, End of Period	$12.21	$11.76	$10.99	$11.40	$11.76

Total Return[1]	9.25%	13.09%	1.80%	2.98%	8.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,897	$1,518	$1,262	$1,419	$1,490
Ratio of Total Expenses to
Average Net Assets	0.25%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.19%	4.78%	4.96%	4.82%	5.02%
Portfolio Turnover Rate	80%	37%	68%	25%	38%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

74

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.76	$10.99	$11.40	$11.76	$11.52
Investment Operations
Net Investment Income	.516	.551	.564	.581	.588
Net Realized and Unrealized Gain (Loss)
on Investments	.563	.855	(.356)	(.218)	.314
Total from Investment Operations	1.079	1.406	.208	.363	.902
Distributions
Dividends from Net Investment Income	(.519)	(.551)	(.564)	(.581)	(.588)
Distributions from Realized Capital Gains	(.110)	(.085)	(.054)	(.142)	(.074)
Total Distributions	(.629)	(.636)	(.618)	(.723)	(.662)
Net Asset Value, End of Period	$12.21	$11.76	$10.99	$11.40	$11.76

Total Return	9.41%	13.27%	1.96%	3.14%	8.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,499	$1,190	$863	$809	$436
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.33%	4.94%	5.12%	4.99%	5.15%
Portfolio Turnover Rate	80%	37%	68%	25%	38%

See accompanying Notes, which are an integral part of the Financial Statements.

75

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Long-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,032,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $14,916,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2009, the fund had short-term and long-term capital gains of $50,927,000 and $53,265,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed Bonds experienced deflation adjustments that reduced current-year interest income for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. At January 31, 2009, the fund had included $930,000 of these deferred deflation adjustments in income dividends paid to shareholders; this amount is reflected in overdistributed net investment income and as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

The fund had realized losses totaling $14,999,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2009, the cost of investment securities for tax purposes was $3,140,755,000. Net unrealized appreciation of investment securities for tax purposes was $259,840,000, consisting of unrealized gains of $274,979,000 on securities that had risen in value since their purchase and $15,139,000 in unrealized losses on securities that had fallen in value since their purchase.

77

Long-Term Treasury Fund

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	1,595	195,662	(5,351)
30-Year U.S. Treasury Bond	977	123,789	(5,028)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2009, the fund purchased $2,887,164,000 of investment securities and sold $2,352,282,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	997,374	83,783	438,358	38,720
Issued in Lieu of Cash Distributions	81,604	6,765	65,449	5,860
Redeemed	(766,108)	(64,123)	(337,619)	(30,429)
Net Increase (Decrease)—Investor Shares	312,870	26,425	166,188	14,151
Admiral Shares
Issued	897,122	75,488	499,474	44,548
Issued in Lieu of Cash Distributions	57,842	4,782	43,735	3,914
Redeemed	(707,468)	(58,629)	(286,257)	(25,841)
Net Increase (Decrease)—Admiral Shares	247,496	21,641	256,952	22,621

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Long-Term Treasury Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(10,379)
Level 2—Other significant observable inputs	3,400,595	—
Level 3—Significant unobservable inputs	—	—
Total	3,400,595	(10,379)

79

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

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Special 2008 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $23,332,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100.00% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100.00% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $172,986,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 99.25% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100.00% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $33,216,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100.00% of income dividends are interest-related dividends.

81

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Government Bond Funds	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,037.51	$1.13
Admiral Shares	1,000.00	1,038.03	0.62
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,042.86	$1.13
Admiral Shares	1,000.00	1,043.35	0.62
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,069.57	$1.36
Admiral Shares	1,000.00	1,070.28	0.63
GNMA Fund
Investor Shares	$1,000.00	$1,055.83	$1.19
Admiral Shares	1,000.00	1,056.38	0.67
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,098.70	$1.38
Admiral Shares	1,000.00	1,099.46	0.63
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.60	0.61
GNMA Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.60	0.61

1  The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.26% for Investor Shares and 0.12% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares; and for the Long-Term Treasury Fund, 0.26% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

84

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

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Q320 032009

>  As investors sought a safe haven in U.S. Treasury securities, the four Corporate Bond Funds and all of their comparative standards posted negative returns for the fiscal year ended January 31, 2009.

>  The Long-Term Investment-Grade and High-Yield Corporate Funds performed better than their benchmark indexes. Because of weakness in their asset- and mortgage-backed holdings, the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds lagged their all-corporate benchmarks.

>  The advisors of the Corporate Bond Funds remained true to the long-term investment strategies, high-quality focus, and discipline that have served the funds well over the past decade.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	9
Short-Term Investment-Grade Fund	16
Intermediate-Term Investment-Grade Fund	35
Long-Term Investment-Grade Fund	52
High-Yield Corporate Fund	68
About Your Fund’s Expenses	84
Glossary	86

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	VFSTX	–4.35%
Admiral™ Shares[1]	VFSUX	–4.26
Institutional Shares[2]	VFSIX	–4.22
Barclays Capital U.S. 1–5 Year Credit Bond Index		–1.17
Average 1–5 Year Investment Grade Debt Fund[3]		–5.01

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	VFICX	–7.56%
Admiral Shares[1]	VFIDX	–7.47
Barclays Capital U.S. 5–10 Year Credit Bond Index		–5.91
Average Intermediate Investment Grade Debt Fund[3]		–5.88

Vanguard Long-Term Investment-Grade Fund
Investor Shares	VWESX	–3.45%
Admiral Shares[1]	VWETX	–3.35
Barclays Capital U.S. Long Credit A or Better Bond Index		–5.66
Average Corporate A-Rated Debt Fund[3]		–7.02

Vanguard High-Yield Corporate Fund
Investor Shares	VWEHX	–16.19%
Admiral Shares[1]	VWEAX	–16.09
Barclays Capital U.S. Corporate High Yield Bond Index		–20.67
Average High-Current-Yield Fund[3]		–20.90

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  This class of shares also carries low expenses and is available for a minimum investment of $50 million.

3  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

When stocks struggle, bonds typically shine, but there was nothing normal about the 12 months ended January 31, 2009. Amid turmoil in the global credit markets and the demise of leading financial institutions, investors stampeded to the safety and liquidity of U.S. Treasury securities, creating unusually stiff headwinds for almost all other fixed income securities.

The Federal Reserve Board responded swiftly and aggressively with innovative programs and dramatic cuts in short-term interest rate targets to try to unlock frozen credit markets. Despite these measures and the attractive yields offered on other high-quality fixed income securities, investors overwhelmingly chose Treasuries, bidding up their prices and pushing down their yields.

In this environment, the income component of returns for Investor Shares of the Corporate Bond Funds ranged from 4.48% to 6.83%, similar to results for fiscal 2008. But because of investors’ increasing risk aversion and shrinking demand, the prices of many of the funds’ holdings—even those of the highest quality—fell significantly. As a result, capital returns for Investor Shares, which ranged from –8.83% for the Short-Term Investment-Grade Fund to –23.02% for the High-Yield Corporate Fund, pulled the funds’ total returns into negative territory, as their yields surged. (For details, including the funds’ 30-day SEC yields, see the table on page 5.)

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the fiscal year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to encourage lending. During the funds’ fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0.00%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31, 2009, was one of the worst-ever one-year spans for stocks. The broad U.S. stock market returned about –39%; international stocks registered roughly –45% return for the period. The trouble stemmed from the financial sector, where some of the world’s largest institutions imploded largely because of their exposure to low-quality mortgages in the United States.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	–0.79

CPI
Consumer Price Index	0.03%	2.11%	2.66%

The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

Credit quality was in the eye of the investor

The baseline for evaluating the yield of any bond is the yield of its comparable-maturity, risk-free U.S. Treasury security. As investors take on additional risk (in credit quality and maturity), they require a higher yield as compensation, resulting in an interest rate differential, or spread, above the comparable Treasury bond.

Over the last 12 months, however, it appeared that many anxious investors were not distinguishing between actual and perceived risk. This led to a dramatic widening of interest rate spreads, even for high-quality issues. Broadly speaking, investors divided bonds into two categories—bonds issued or backed by the U.S. government and everything else. The majority of the Corporate Bond Funds’ holdings are in the “everything else” category.

Securities backed by assets (such as diversified pools of short-term prime auto loans and prime credit-card receivables)

Expense Ratios[1]
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	Peer
Bond Fund	Shares	Shares	Shares	Group
Short-Term Investment-Grade	0.21%	0.10%	0.07%	0.92%
Intermediate-Term Investment-Grade	0.21	0.10	—	0.96
Long-Term Investment-Grade	0.22	0.12	—	1.12
High-Yield Corporate	0.25	0.13	—	1.26

1  For the Short-Term Investment-Grade Fund, Intermediate-Term Investment-Grade Fund, and Long-Term Investment-Grade Fund, the expense ratios shown are from the prospectuses dated May 29, 2008. For the High-Yield Corporate Fund, the expense ratios are from the prospectus dated September 30, 2008.

For the fiscal year ended January 31, 2009, the Short-Term Investment Grade Fund’s expense ratios were 0.21% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares. The Intermediate-Term Investment-Grade Fund’s expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares. The Long-Term Investment-Grade Fund’s expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares. The High-Yield Corporate Fund’s expense ratios were 0.27% for Investor Shares and 0.15% for Admiral Shares.

The peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

and commercial mortgage-backed securities were hit especially hard, even though many are Aaa-rated. For nine years, yields on these securities averaged approximately 1 percentage point above those for comparable Treasuries. But by late 2008, yield spreads had spiked to more than 9 percentage points for asset-backed and more than 12 percentage points for commercial mortgage-backed securities. Even though the underlying credit quality of most of these bonds did not change materially, investors tarred them with the same brush that they applied to subprime-mortgage-related and other troubled asset-backed securities.

The poor performance of holdings in the asset-backed and commercial mortgage-backed securities sector weighed on the returns of both the Short- and Intermediate-Term Investment-Grade Funds. These bonds represented about 25% and 10% of the funds’ respective assets during the year, but are not included in the funds’ all-corporate benchmarks. As we reported a year ago, Vanguard Fixed Income Group (the advisor for these two funds) shifted some assets from Treasuries into these and other securities that appeared more attractive. Although these high-quality securities generated beneficial income levels for the funds, their prices—and total returns—suffered.

In contrast, the returns of the Long-Term Investment-Grade and High-Yield Corporate Funds were several steps ahead of those of their benchmark indexes and the average returns of their peer

Yields and Returns

			Components of Total Returns
	30-Day SEC		12 Months Ended January 31, 2009
	Yields on January 31,		Capital	Income	Total
Bond Fund	2008	2009	Return	Return	Return
Short-Term Investment-Grade
Investor Shares	4.56%	5.20%	–8.83%	4.48%	–4.35%
Admiral Shares	4.67	5.29	–8.83	4.57	–4.26
Institutional Shares	4.70	5.38	–8.83	4.61	–4.22
Intermediate-Term Investment-Grade
Investor Shares	4.97%	6.05%	–12.54%	4.98%	–7.56%
Admiral Shares	5.08	6.16	–12.54	5.07	–7.47
Long-Term Investment-Grade
Investor Shares	5.82%	6.46%	–9.20%	5.75%	–3.45%
Admiral Shares	5.91	6.58	–9.20	5.85	–3.35
High-Yield Corporate
Investor Shares	8.32%	11.00%	–23.02%	6.83%	–16.19%
Admiral Shares	8.45	11.12	–23.02	6.93	–16.09

funds. The funds’ advisor, Wellington Management Company, LLP, positioned the Long-Term Investment-Grade Fund defensively early in the year, with relatively light exposure to banking, brokerage, finance, and consumer discretionary companies—all victims of credit-market upheaval and the economic slowdown.

The high-yield segment of the bond market, which is particularly vulnerable to tight credit conditions, suffered by far its worst-ever 12-month performance. Yield spreads widened to a record month-end level of almost 19 percentage points in November, before improving a few percentage points in both December and January, as investors began to reconsider bonds that were paying interest rates higher than the rock-bottom rates of Treasuries. Against this backdrop, the High-Yield Corporate Fund benefited from its relatively higher credit quality and lighter exposure to the more poorly performing technology and materials sectors.

For more information about the advisors’ strategies and the funds’ positioning during the year, see the Advisors’ Report, which begins on page 9.

Credit analysis and discipline support the funds’ long-term returns

For the decade ended January 31, 2009, each Corporate Bond Fund earned an average annual return about 1 percentage point higher than that of its respective peer-group average, a significant accomplishment in the world of fixed

Total Returns
Ten Years Ended January 31, 2009
	Average Annual Return
		Average
	Vanguard	Competing
Bond Fund Investor Shares	Fund	Fund[1]
Short-Term Investment-Grade	4.00%	3.18%
Intermediate-Term Investment-Grade	4.44	3.72
Long-Term Investment-Grade	4.86	3.47
High-Yield Corporate	2.32	1.34

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

income investing. This is a tribute to the strong credit analysis and disciplined strategies of the funds’ advisors. For example, the Short- and Intermediate-Term Investment-Grade Funds were well-served by the advisor’s investments in high-quality asset- and commercial mortgage-backed securities over this longer period. And all four funds benefit from low expenses, which help investors keep more of the funds’ returns.

Focus on diversification and low costs

For more than a year, global financial markets have been reeling from an unnerving confluence of events—including record-high oil prices (already fading from memory), credit-market gridlock, and major economies falling into deep recession. Even strong credit analysis, portfolio balance, and diversification provided seemingly little support for returns. But our experience suggests that these time-tested fundamentals, plus low costs—all of which are embodied in the Corporate Bond Funds—can help put investors in a better position to benefit over the long term from the eventual recovery in the financial markets.

The Corporate Bond Funds can serve important roles for income-oriented investors within a balanced portfolio. For those investors seeking an alternative to money market funds, the Short-Term Investment-Grade Fund may be one option to consider. But keep in mind that unlike a money market fund—which is managed to try to maintain a constant net asset value of $1 per share—the Short-Term Investment-Grade Fund takes on more risk in the expectation of earning a higher return. This risk can manifest itself in price declines, as the recent fiscal year has demonstrated. These risk-return dynamics are amplified as you invest in the two longer-maturity Investment-Grade Funds and the lower-quality High-Yield Corporate Fund, but each fund can play a useful part in a portfolio consistent with your goals, time horizon, and risk tolerance.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 13, 2009

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Investment-Grade
Investor Shares	$10.76	$9.81	$0.491	$0.000
Admiral Shares	10.76	9.81	0.501	0.000
Institutional Shares	10.76	9.81	0.505	0.000
Intermediate-Term Investment-Grade
Investor Shares	$9.93	$8.64	$0.506	$0.050
Admiral Shares	9.93	8.64	0.515	0.050
Long-Term Investment-Grade
Investor Shares	$9.02	$8.19	$0.515	$0.000
Admiral Shares	9.02	8.19	0.523	0.000
High-Yield Corporate
Investor Shares	$5.82	$4.48	$0.430	$0.000
Admiral Shares	5.82	4.48	0.437	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

For the fiscal year ended January 31, 2009, the Short- and Intermediate-Term Investment-Grade Funds turned in disappointing results as the corporate bond market came under severe stress. The Investor Shares of the Short-Term Investment-Grade Fund returned –4.35% (Admiral and Institutional Shares returned –4.26% and –4.22%, respectively). The Investor Shares of the Intermediate-Term Investment-Grade Fund returned –7.56% (Admiral Shares returned –7.47%).

Reflecting weakness in their asset- and mortgage-backed holdings, both funds lagged their all-corporate benchmark indexes. The Short-Term Investment-Grade Fund modestly outperformed the average result of its peers, while the Intermediate-Term Investment-Grade Fund trailed its peer-group average.

The investment environment

As the investment environment deteriorated, especially in the second half of the fiscal year, global economies and financial markets faced the worst financial crisis since the Great Depression. The high-profile collapse or rescue of several major financial institutions in the United States and abroad served as a painful reminder of just how intertwined credit markets have become, and how important investor confidence is to keep credit markets functioning.

When lenders became unwilling to extend credit—to other lenders, as well as consumers, small businesses, and multinational corporations—economic growth decelerated. In December, the U.S. economy was officially declared to be in a recession, with its start dated to late 2007. Major European economies also fell into recession. Prospects for economic growth in the United States and abroad grew dimmer early in 2009.

The Federal Reserve Board responded to the slumping economy and gridlock in the credit markets with several programs to encourage capital flows. The Fed also lowered its target for the federal funds rate to a range of 0.00%–0.25%, essentially as low as the target can go. In February, after the funds’ fiscal year-end, the U.S. Treasury Department unveiled its new Financial Stability Plan in a continuing attempt to repair the financial system. The plan includes programs to deal with banks’ troubled assets and to support a consumer and business lending initiative. Also in February, Congress passed President Barack Obama’s $787 billion economic stimulus package.

A year ago, we noted the accelerating rate of consumer inflation—driven, in part, by rising prices for energy and other commodities. But after the abrupt reversal in those prices in midsummer, and the onset of the global economic slowdown, concerns have shifted to deflation and the prospects of an extended period of economic weakness.

The U.S. bond market

When credit markets seized up, liquidity in the bond market evaporated, making trading increasingly difficult even in the government bond market. On many occasions, there was no bid price for bonds, or the spread between the bid and asked price (the buy-sell spread) was exceptionally wide. Unlike stocks, which generally trade on a formal, centralized, and highly automated exchange, bonds trade through dealers in decentralized, over-the-counter markets. Along with other investors, bond brokers and dealers—including large investment banks—lost their appetite for risk and became unwilling or unable to risk their scarce capital by taking positions in securities they might not be able to sell. The September bankruptcy of Lehman Brothers—a central player in the fixed income market—was the straw that broke the bond market’s back.

As the corporate bond market began to unravel, investors stampeded into Treasuries and other U.S. government bonds, bidding up their prices and driving down their yields. The rest of the bond market, by contrast, suffered one of its worst 12-month periods as interest rate spreads above Treasuries widened to historic levels. In particular, spreads for asset-backed and commercial-mortgage-backed securities increased dramatically by late 2008, to more than 9 and 12 percentage points, respectively, above comparable Treasuries.

Management of the funds

During the fiscal year, both the Short-Term and Intermediate-Term Investment-Grade Funds maintained their customary emphasis on high-quality securities. These include asset-backed and residential-mortgage-backed bonds (such as prime, hybrid adjustable-rate mortgages that

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2008	2009
2 years	2.10%	0.95%
3 years	2.20	1.34
5 years	2.76	1.87
10 years	3.60	2.84
30 years	4.32	3.60

Source: Vanguard.

feature an initial fixed rate for a period of 5 years, for example, followed by annual interest rate adjustments). Despite the high quality of these bonds (many are Aaa-rated), their prices fell amid investors’ heightened risk aversion. We expect that our investment in these types of securities will eventually be repaid as normalcy returns to the credit markets. Because the benchmark indexes for the funds hold only corporate securities, the funds’ more diversified holdings weighed on their relative performance.

Our light exposure to Treasuries, and the relatively short maturity of our Treasury holdings, also held back results as longer-maturity Treasuries turned in the best performances for the fiscal year.

At fiscal year-end, the funds’ durations (a measure of interest rate sensitivity) were near the midpoint of their typical ranges. We continued to maintain a high level of diversification among issuers and high credit quality. Over the past year, the ratio of credit downgrades to upgrades by the rating agencies was 7 to 1, and we expect credit fundamentals to continue to erode in 2009.

Robert F. Auwaerter, Principal Gregory S. Nassour, CFA, Principal Vanguard Fixed Income Group February 19, 2009

For the Long-Term Investment-Grade Fund

The investment environment

Vanguard Long-Term Investment-Grade Fund invests primarily in corporate bonds with 10 to 30 years until maturity. The fund’s returns are affected by the direction of interest rates and by economic conditions, which in turn affect the creditworthiness of the issuers of corporate bonds.

We believe the economy is in the midst of a significant slowdown that should persist at least through 2009. This slowdown implies that corporate bond yield spreads should remain wider than historical norms. Current valuations on many corporate bonds, however, are even lower than we think is justified by our economic outlook. One reason for this is the very poor liquidity in the secondary market for corporate bonds, a result of deleveraging and risk reduction among the major banks and market makers.

The Federal Reserve and U.S. Treasury policymakers are focused on two objectives. The first is to stabilize the economy through fiscal and monetary measures. We believe these efforts will be successful, but it will take time for the full impact of these policies to flow through to the economy. The second focus is to restore liquidity to credit markets, through various lending facilities, debt guarantees, and direct capital injections into troubled financial companies. We believe this set of initiatives will be effective in improving credit market liquidity conditions and will improve corporate bond valuations, perhaps well in advance of stabilization in the economy.

The fund’s successes

In 2007 and throughout 2008, we shifted the fund’s emphasis away from corporate bonds and toward debt issued by the Treasury and U.S. government agencies. This strategy—along with underweighted positions in the banking and brokerage sectors, and successful security selection within the insurance sector—contributed positively to relative performance. The Investor Shares’ –3.45% return (–3.35% for Admiral Shares) was several steps ahead of the return of the fund’s benchmark index and the average return of peer funds.

The fund’s shortfalls

The fund’s total return was hurt by the widening of credit spreads, which led to deterioration in the principal value of some holdings. This more than offset the benefit of the decline in Treasury rates (and the rise in Treasury bond prices) during the 12 months. In general, we invest the majority of the fund in investment-grade corporate credits, and large shifts away from the investment-grade corporate bond market—in either direction—are unusual.

The fund’s positioning

The fund’s position in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risks to the fund are a rise in long-term interest rates and a widening in corporate bond risk premiums.

Corporate bond sector valuations reflect credit-loss scenarios that are worse than our economic expectations would suggest. We do not anticipate that spreads will return to historical averages in the near term, given the economic headwinds, but we do believe that the liquidity premium can decline. As a result, our bias is to add exposure to sectors that will directly benefit from government efforts to support financial stability and credit market liquidity, such as financials, including money center banks. We advocate reducing the fund’s positions in sectors that are more exposed to the evolving economic weakness, including cyclical areas such as retailers.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President

and Fixed Income Portfolio Manager

Wellington Management Company, LLP

February 18, 2009

For the High-Yield Corporate Fund

The investment environment

Despite the December and January rally in high-yield bond prices, our view on the investment environment for high-yield bonds, and corporate credit in general, remains cautious. We continue to believe that the domestic and global economies will suffer prolonged weakness, resulting in sustained higher default rates and low recovery rates for unsecured creditors. Nonetheless, we are hopeful that current income generation in the high-yield segment will more than offset these headwinds, resulting in a positive absolute total return for the coming year.

Over the fiscal year ended January 31, 2009, the Federal Reserve and U.S. Treasury took dramatic and unprecedented measures to ensure the survival of the U.S. banking system. Such measures included the first phase of the Troubled Asset Relief Program (TARP); reduction of the federal funds and discount rates to 0.00%–0.25% and 0.50%, respectively, from 3.00% and 3.50% at the beginning of the fiscal year; and intervention on behalf of money market funds. Among many other initiatives, these measures appeared to have been successful in lending some stability to the financial markets.

As we write this letter in early February, despite the federal government’s ongoing and projected efforts to stabilize the financial markets and banking system and provide a foundation for recovery, credit conditions for corporations and consumers still appear to be worsening. As of December 2008, Fed surveys indicated that loan officers were continuing to tighten their loan standards to small and medium businesses. Fourth-quarter manufacturing production was down 14.9% over the previous quarter on an annualized basis. Capacity utilization was just 73.6% in December, the lowest level since April 1983. At the same time, Fed data on the change in real household net worth and data from the Conference Board on consumer confidence were at all-time lows. Combined with rapidly rising unemployment rates and no visible end to the housing downturn, the current recession is foremost on our minds. Consensus 2009 real gross domestic product growth forecasts are around –1.5%.

High-yield borrowers are generally the marginal corporate borrowers and the most vulnerable to credit contraction. Despite the worsening macroeconomic conditions, 2008 default rates among high-yield borrowers were 4%, only slightly above the long-term historical average of 2.7%. Default risk, however, clearly figures in future expectations. Moody’s Investors Service is forecasting a 15.1% default rate for 2009. Many investors also calculate an implied default rate from current market spreads: At January 31, the broad-market spread as measured by the Barclays Capital U.S. Corporate High Yield Bond Index was almost 16 percentage points over Treasuries, with large differences among bonds of various credit quality (Ba-rated bonds, +11 percentage points; B-rated bonds, +14 percentage points; and Caa-rated bonds, +25 percentage points). Future implied default rates are around 18%, according to a JPMorgan study. It remains possible that cumulative 3-year default rates could meet or even exceed JPMorgan’s forecast of greater than 50%.

Many future defaults may come from the leveraged-buyout segment of the high-yield market. In prior letters, we have discussed the massive amounts of secured bank debt issued to fund the leveraged buyout craze between 2005 and 2007. By some measures, total leveraged loan issuance for buyouts over this time period was nearly $300 billion, compared with a high-yield market size of around $500 billion. High-yield bonds are generally more junior to these bank claims and would suffer disproportionate losses if these companies default. Another form of de facto default is the debt-for-debt exchange, a recapitalization tool used to keep a business out of bankruptcy while reducing its debt burden. We are likely to see a dramatic increase in such attempted exchanges in 2009, because they may emerge as the least-damaging outcome to bondholders facing weak covenants and aggressive buyout owners.

The high-yield market performed poorly for the year ended January 31, 2009. The broad market as measured by the Barclays Capital U.S. Corporate High Yield Bond Index returned –20.67%. Ba-rated bonds returned –11.37%, B-rated bonds returned –20.87%, and Caa-rated bonds returned –39.14%. The lowest-quality category, Ca/D-rated bonds, returned a dismal –50.27%. The fund returned a disappointing –16.19% for Investor Shares, but outperformed the result of its benchmark index and the average return of its peers by more than 4 percentage points.

The fund’s successes

The fund benefited from its relative underweightings in the poorly performing information technology and building materials sectors and its overweighting in better-performing utilities. Credit decisions in the metals, energy, and cable sectors also helped performance for the year, as did the fund’s higher quality positioning.

The fund’s shortfalls

The fund was hurt by its relative underweighting in the wireless and home construction sectors, and in financials—which benefited from government rescue efforts. Credit decisions in the financial and transportation sectors also held back performance.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more stable businesses and more predictable cash flows than those at the lower end of the quality spectrum.

Our preference for higher-quality credits reflects our desire to minimize defaults and to provide stable income. Given our view that credit availability will remain scarce and that corporate defaults will rise significantly, we believe this positioning is appropriate going forward.

We continue to diversify the fund’s holdings by issuer and industry and we continue to avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of the potential volatility of these instruments.

Michael L. Hong, CFA, Vice President

and Fixed Income Portfolio Manager

Wellington Management Company, LLP

February 11, 2009

Short-Term Investment-Grade Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	824	1,321	9,111
Yield[3]		5.9%	4.3%
Investor Shares	5.2%
Admiral Shares	5.3%
Institutional Shares	5.4%
Yield to Maturity	7.7%[4]	6.0%	4.3%
Average Coupon	4.5%	5.6%	5.2%
Average
Effective Maturity	2.7 years	3.1 years	5.6 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.2 years	2.8 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Institutional Shares	0.07%
Short-Term Reserves	1.7%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial
Mortgage-Backed	22.4%
Finance	29.9
Foreign	1.5
Government Mortgage-Backed	3.0
Industrial	25.3
Treasury/Agency	7.2
Utilities	5.3
Other	3.7
Short-Term Reserves	1.7

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.82	0.31
Beta	0.76	0.47

Distribution by Credit Quality[5] (% of portfolio)

Aaa	37.0%
Aa	15.1
A	24.8
Baa	19.7
Ba	0.6
B	0.1
Other	2.7

Distribution by Maturity (% of portfolio)

Under 1 Year	20.2%
1–3 Years	45.4
3–5 Years	28.5
Over 5 Years	5.9

Investment Focus

1  Barclays Capital U.S. 1–5 Year Credit Bond Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectuses dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.21% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares.

7  The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Fund
Investor Shares[1]	–4.35%	2.31%	4.00%	$14,809
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. 1–5 Year Credit Bond Index	–1.17	2.93	4.90	16,133
Average 1–5 Year Investment-Grade Fund[2]	–5.01	1.35	3.18	13,674

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Investment-Grade Fund Admiral Shares	–4.26%	2.41%	3.58%	$132,320
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. 1–5 Year Credit Bond Index	–1.17	2.93	4.64	143,535

				Final Value of a
				$50,000,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	–4.22%	2.44%	4.13%	$74,974,215
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	85,114,905
Barclays Capital U.S. 1–5 Year Credit Bond Index	–1.17	2.93	4.90	80,666,807

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

Short-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–3.4%	6.2%	2.8%	1.5%
2001	2.6	7.1	9.7	10.7
2002	0.6	6.3	6.9	8.3
2003	–0.4	5.4	5.0	8.7
2004	0.3	4.0	4.3	5.6
2005	–1.7	3.4	1.7	1.9
2006	–1.2	3.6	2.4	1.5
2007	0.4	4.6	5.0	4.7
2008	2.1	5.1	7.2	7.9
2009	–8.8	4.4	–4.4	–1.2

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	10/29/1982	–4.74%	2.01%	–1.14%	5.02%	3.88%
Admiral Shares	2/12/2001	–4.65	2.12	–1.31[3]	4.68[3]	3.37[3]
Institutional Shares	9/30/1997	–4.61	2.15	–1.14	5.15	4.01

1  Barclays Capital U.S. 1–5 Year Credit Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2009

This Statement summarizes the fund’s holdings by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	U.S. Treasury Note	4.500%	2/28/11	259,115	278,266	1.5%
	U.S. Treasury Note	0.875%	12/31/10	264,000	263,876	1.4%
	U.S. Treasury Note	1.250%	11/30/10	256,360	258,242	1.4%
	U.S. Treasury Note	1.125%	12/15/11	195,750	194,771	1.0%
	U.S. Treasury Note	2.750%	10/31/13	88,000	91,946	0.5%
	U.S. Treasury Note	1.500%–3.625%	2/15/10–10/31/10	74,383	75,907	0.4%
					1,163,008	6.2%
Conventional Mortgage-Backed Securities
2,3	Federal Home Loan
	Mortgage Corp.	5.000%	7/1/38	56,882	57,842	0.3%
2,3	Federal Home Loan
	Mortgage Corp.	5.000%–6.000%	3/1/17–10/1/38	89,151	91,163	0.5%
2,3	Federal National
	Mortgage Assn.	5.000%–7.500%	10/1/11–7/1/38	97,208	100,014	0.5%
					249,019	1.3%
Nonconventional Mortgage-Backed Securities
2,3	Federal Home Loan
	Mortgage Corp.	4.297%–6.461%	7/1/32–8/1/37	108,289	110,276	0.5%
2,3	Federal National
	Mortgage Assn.	3.000%–5.581%	7/1/32–8/1/37	196,635	199,233	1.2%
					309,509	1.7%
Total U.S. Government and Agency Obligations (Cost $1,703,540)					1,721,536	9.2%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
2	Bank of America
	Credit Card Trust	4.720%	5/15/13	70,200	69,040	0.4%
[2,4,5]	BMW Floorplan
	Master Owner Trust	0.359%	9/17/11	107,500	99,437	0.5%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
2	Capital One Multi-
	Asset Execution Trust	4.850%	2/18/14	117,300	113,454	0.6%
2,5	Capital One Multi-
	Asset Execution Trust	0.623%–5.050%	7/16/12–2/15/16	111,700	103,941	0.5%
2	Chase Issuance Trust	4.650%	3/15/15	164,000	161,264	0.9%
2	Chase Issuance Trust	5.400%	7/15/15	80,000	79,976	0.4%
2,5	Chase Issuance Trust	0.373%–4.960%	9/17/12–12/15/14	132,152	127,499	0.7%
2	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	216,700	207,716	1.1%
2,5	Citibank Credit Card
	Issuance Trust	1.559%–5.650%	3/7/11–5/20/20	227,610	210,374	1.2%
2	Discover Card Master Trust	5.650%	12/15/15	79,100	73,889	0.4%
2	Fifth Third Auto Trust	4.070%	1/17/12	67,600	66,224	0.4%
2	Ford Credit Auto
	Owner Trust	4.280%	5/15/12	91,500	89,234	0.5%
2	Ford Credit
	Auto Owner Trust	3.960%–5.250%	11/15/10–3/15/13	110,974	109,088	0.5%
[2,4,5]	Golden Credit Card Trust	1.333%	7/15/17	91,100	82,677	0.4%
2	Morgan Stanley Capital I	5.649%	6/13/42	81,050	63,264	0.3%
[2,4,5]	Nordstrom Private
	Label Credit Card Master Trust	0.393%	5/15/15	93,000	74,889	0.4%
2	USAA Auto Owner Trust	4.640%	10/15/12	68,500	69,207	0.4%
2	USAA Auto Owner Trust	4.710%	2/18/14	68,375	68,589	0.4%
2	USAA Auto Owner Trust	4.160%–4.900%	2/15/12–10/15/13	103,857	103,176	0.5%
2	Volkswagen Auto
	Loan Enhanced Trust	5.470%	3/20/13	92,350	94,224	0.5%
†4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other				2,646,409	14.1%
					4,713,571	25.1%
Finance
	Banking
2	Bank of America Capital Trust XIV	5.630%	12/31/49	105,413	40,057	0.2%
6	Bank of America Corp.	2.100%	4/30/12	91,000	90,388	0.5%
	Bank of America Corp.	5.375%	8/15/11	59,361	59,822	0.3%
5	Bank of America Corp.	3.292%–5.375%	8/2/10–9/11/12	60,870	59,906	0.3%

4,5	Bank of Scotland PLC	2.252%	12/8/10	89,800	82,866	0.4%
5	Bear Stearns Co., Inc.	1.404%–5.350%	9/9/09–2/1/12	102,028	100,748	0.5%
6	Citigroup, Inc.	2.125%	4/30/12	91,000	90,543	0.5%
5	Citigroup, Inc.	2.326%	6/9/09	81,000	79,329	0.4%
	Citigroup, Inc.	5.500%	4/11/13	81,553	75,967	0.4%
2	Citigroup, Inc.	5.250%–8.400%	1/18/11–4/29/49	192,577	141,183	0.9%
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	6,630	0.0%
4,5	Credit Agricole	2.231%	5/28/10	93,750	92,042	0.5%
4,5	DnB NOR Bank ASA	1.330%	10/13/09	60,900	60,664	0.3%
	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,073	0.0%
	HSBC Bank PLC	6.950%	3/15/11	4,800	4,916	0.0%
5	HSBC Bank USA	2.126%–3.875%	9/15/09–12/14/09	77,000	76,120	0.4%
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	74,172	0.4%
2	JPMorgan Chase & Co.	4.600%–7.900%	1/17/11–12/29/49	137,151	133,183	0.8%
5	Merrill Lynch & Co., Inc.	2.431%–6.050%	2/5/10–2/5/13	189,858	181,955	1.0%
5	Morgan Stanley Dean Witter	1.374%	1/15/10	100,900	100,119	0.5%
4,5	Santander U.S.
	Debt,S.A. Unipersonal	2.261%	11/20/09	119,400	113,676	0.6%
	Wachovia Bank NA	5.000%	8/15/15	9,750	8,769	0.0%
2	Wachovia Capital Trust III	5.800%	3/15/11	27,485	13,468	0.1%
5	Wachovia Corp.	1.224%–7.800%	2/1/09–5/1/13	232,147	233,601	1.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	5,975	5,793	0.0%
	Wells Fargo & Co.	4.200%–5.250%	1/15/10–1/31/13	78,945	79,795	0.4%
	Wells Fargo Bank NA	6.450%	2/1/11	57,550	59,550	0.3%
	Wells Fargo Bank NA	4.750%	2/9/15	27,200	25,062	0.1%
	Western Financial Bank	9.625%	5/15/12	5,610	5,554	0.0%
5	Zions Bancorp.	3.689%	12/10/09	65,700	63,419	0.3%
†4	Banking—Other				1,613,010	8.8%
†	Brokerage				26,629	0.1%
	Finance Companies
	American General
	Finance Corp.	3.875%–5.375%	5/15/09–7/15/12	111,578	84,951	0.4%
	General Electric
	Capital Corp.	5.250%	10/19/12	114,658	114,608	0.6%
	General Electric
	Capital Corp.	4.250%	9/13/10	105,250	105,979	0.6%
	General Electric
	Capital Corp.	4.800%	5/1/13	62,215	60,787	0.3%
5	General Electric
	Capital Corp.	2.447%–6.375%	5/10/10–11/15/67	133,082	127,939	0.7%
	HSBC Finance
	Capital Trust IX	5.911%	11/30/35	5,000	2,696	0.0%
	HSBC Finance Corp.	4.125%–6.750%	11/16/09–1/19/16	170,610	168,153	1.0%
	International Lease
	Finance Corp.	3.500%–6.375%	4/1/09–3/25/13	191,592	153,301	0.9%
†	Finance Companies—Other				131,057	0.6%
	Insurance
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	63,685	65,068	0.3%
4,5	MassMutual Global Funding II	1.198%	4/21/11	117,100	115,334	0.6%
†4	Insurance—Other				448,013	2.4%
	Other Finance
5	Paccar Financial Corp.	2.199%	5/17/10	70,325	69,854	0.4%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	7,818	0.0%
†4	Real Estate Investment
	Trusts—Other				217,173	1.2%
					5,676,740	30.2%
Industrial
†4	Basic Industry				226,901	1.2%
	Capital Goods
5	Caterpillar Financial
	Services Corp.	2.285%	8/11/09	74,100	73,578	0.4%
†4	Capital Goods—Other				423,799	2.2%
	Communication
5	AT&T Inc.	2.959%–7.300%	2/5/10–2/15/14	163,273	168,723	0.9%
	AT&T Wireless	7.875%	3/1/11	37,939	40,834	0.2%

	British Telecommunications PLC	8.625%	12/15/10	68,983	72,896	0.4%
	France Telecom	7.750%	3/1/11	92,183	98,995	0.5%
	Telefonica Emisiones SAU	5.984%	6/20/11	60,400	62,521	0.3%
†4	Communication—Other				713,348	3.9%
†4	Consumer Cyclical				706,993	3.8%
	Consumer Noncyclical
4	Anheuser-Busch Cos., Inc.	7.200%	1/15/14	69,000	72,614	0.4%
†4	Consumer Noncyclical—Other				838,161	4.4%
†4	Energy				444,677	2.4%
†	Other Industrial				7,313	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Technology
5	Oracle Corp.	2.193%	5/14/10	93,775	92,689	0.5%
†	Technology—Other				256,984	1.4%
†4	Transportation				399,135	2.1%
					4,700,161	25.0%
Utilities
†4	Electric				593,456	3.2%
	Natural Gas
4,5	Rockies Express Pipeline LLC	5.100%	8/20/09	61,500	61,500	0.3%
†4	Natural Gas—Other				229,489	1.2%
					884,445	4.7%
Total Corporate Bonds (Cost $17,566,107)					15,974,917	85.0%
Sovereign Bonds (U.S. Dollar-Denominated)
5	Bank of Ireland	1.897%	12/18/09	61,800	60,279	0.3%
†4	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other				209,795	1.1%
Total Sovereign Bonds (Cost $294,519)					270,074	1.4%
Taxable Municipal Bonds
	Louisiana Public Facs.
	Auth. Systems Rev.	4.500%	2/1/14	63,850	64,757	0.4%
†	Taxable Municipal Bonds—Other				45,011	0.2%
Total Taxable Municipal Bonds (Cost $114,561)					109,768	0.6%
†Tax-Exempt Municipal Bonds (Cost $ 90,950)					90,950	0.5%

				Shares
Preferred Stocks
	Bank of America Corp.	1.250%–5.908%		888,360	6,610	0.0%
	Fannie Mae	5.948%		934,000	579	0.0%
	General Electric Capital Corp.	6.450%		300,000	6,768	0.0%
	Southern California Edison Co.	5.349%		1,234,390	97,945	0.5%
†	Preferred Stocks—Other				45,877	0.3%
Total Preferred Stocks (Cost $289,882)					157,779	0.8%
Temporary Cash Investment
7	Vanguard Market Liquidity Fund
	(Cost $403,482)	0.780%		403,482,217	403,482	2.2%
Total Investments (Cost $20,463,041)					18,728,506	99.7%
Other Assets and Liabilities
Other Assets					324,479	1.7%
Liabilities					(269,701)	(1.4%)
					54,778	0.3%

Net Assets	18,783,284	100.0%

Short-Term Investment-Grade Fund

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	20,617,296
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(151,132)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,734,535)
Futures Contracts	6,710
Swap Contracts	44,945
Net Assets	18,783,284

Investor Shares—Net Assets
Applicable to 973,687,796 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,556,644
Net Asset Value Per Share—Investor Shares	$9.81

Admiral Shares—Net Assets
Applicable to 837,989,234 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,224,794
Net Asset Value Per Share—Admiral Shares	$9.81

Institutional Shares—Net Assets
Applicable to 102,073,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,001,846
Net Asset Value Per Share—Institutional Shares	$9.81

•  See Note A in Notes to Financial Statements.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1  Securities with a value of $18,256,000 have been segregated as initial margin for open futures contracts.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

4  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $2,535,007,000, representing 13.5% of net assets.

5  Adjustable-rate security.

6  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

7  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends	11,788
Interest[1]	933,385
Security Lending	16
Total Income	945,189
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,911
Management and Administrative—Investor Shares	17,974
Management and Administrative—Admiral Shares	6,140
Management and Administrative—Institutional Shares	183
Marketing and Distribution—Investor Shares	2,871
Marketing and Distribution—Admiral Shares	2,186
Marketing and Distribution—Institutional Shares	104
Custodian Fees	209
Auditing Fees	36
Shareholders’ Reports—Investor Shares	324
Shareholders’ Reports—Admiral Shares	36
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	23
Total Expenses	31,997
Expenses Paid Indirectly	(179)
Net Expenses	31,818
Net Investment Income	913,371
Realized Net Gain (Loss)
Investment Securities Sold	15,391
Futures Contracts	4,705
Swap Contracts	94,401
Realized Net Gain (Loss)	114,497
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,795,058)
Futures Contracts	(41,912)
Swap Contracts	(64,576)
Change in Unrealized Appreciation (Depreciation)	(1,901,546)
Net Increase (Decrease) in Net Assets Resulting from Operations	(873,678)

1  Interest income from an affiliated company of the fund was $9,149,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	913,371	937,239
Realized Net Gain (Loss)	114,497	53,566
Change in Unrealized Appreciation (Depreciation)	(1,901,546)	343,920
Net Increase (Decrease) in Net Assets Resulting from Operations	(873,678)	1,334,725
Distributions
Net Investment Income
Investor Shares	(508,706)	(528,923)
Admiral Shares	(408,723)	(379,524)
Institutional Shares	(23,484)	(21,130)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(940,913)	(929,577)
Capital Share Transactions
Investor Shares	(634,682)	607,261
Admiral Shares	608,874	1,244,029
Institutional Shares	568,470	42,774
Net Increase (Decrease) from Capital Share Transactions	542,662	1,894,064
Total Increase (Decrease)	(1,271,929)	2,299,212
Net Assets
Beginning of Period	20,055,213	17,756,001
End of Period	18,783,284	20,055,213

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.76	$10.54	$10.50	$10.63	$10.81
Investment Operations
Net Investment Income	.477	.520	.479	.389	.355
Net Realized and Unrealized Gain (Loss)
on Investments	(.936)	.216	.031	(.135)	(.173)
Total from Investment Operations	(.459)	.736	.510	.254	.182
Distributions
Dividends from Net Investment Income	(.491)	(.516)	(.470)	(.384)	(.362)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.491)	(.516)	(.470)	(.384)	(.362)
Net Asset Value, End of Period	$9.81	$10.76	$10.54	$10.50	$10.63

Total Return[1]	–4.35%	7.17%	4.96%	2.44%	1.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,557	$11,201	$10,364	$10,414	$13,049
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.18%
Ratio of Net Investment Income to
Average Net Assets	4.65%	4.91%	4.55%	3.68%	3.31%
Portfolio Turnover Rate	49%	48%	43%	31%	37%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.76	$10.54	$10.50	$10.63	$10.81
Investment Operations
Net Investment Income	.487	.532	.490	.400	.363
Net Realized and Unrealized Gain (Loss)
on Investments	(.936)	.216	.031	(.135)	(.173)
Total from Investment Operations	(.449)	.748	.521	.265	.190
Distributions
Dividends from Net Investment Income	(.501)	(.528)	(.481)	(.395)	(.370)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.501)	(.528)	(.481)	(.395)	(.370)
Net Asset Value, End of Period	$9.81	$10.76	$10.54	$10.50	$10.63

Total Return	–4.26%	7.29%	5.07%	2.55%	1.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,225	$8,403	$6,993	$6,733	$4,254
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.75%	5.02%	4.66%	3.79%	3.38%
Portfolio Turnover Rate	49%	48%	43%	31%	37%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.76	$10.54	$10.50	$10.63	$10.81
Investment Operations
Net Investment Income	.491	.535	.493	.404	.366
Net Realized and Unrealized Gain (Loss)
on Investments	(.936)	.216	.031	(.135)	(.173)
Total from Investment Operations	(.445)	.751	.524	.269	.193
Distributions
Dividends from Net Investment Income	(.505)	(.531)	(.484)	(.399)	(.373)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.505)	(.531)	(.484)	(.399)	(.373)
Net Asset Value, End of Period	$9.81	$10.76	$10.54	$10.50	$10.63

Total Return	–4.22%	7.32%	5.11%	2.58%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,002	$451	$400	$517	$891
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.79%	5.05%	4.69%	3.82%	3.41%
Portfolio Turnover Rate	49%	48%	43%	31%	37%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Short-Term Investment-Grade Fund

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Short-Term Investment-Grade Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $4,581,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2009, custodian fee offset arrangements reduced the fund’s expenses by $179,000 (an annual rate of 0.00% of average net assets).

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $27,542,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2009, the fund had available realized losses of $144,071,000 to offset future net capital gains of $8,014,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, $31,981,000 through January 31, 2015, and $24,670,000 through January 31, 2018.

At January 31, 2009, the cost of investment securities for tax purposes was $20,463,060,000. Net unrealized depreciation of investment securities for tax purposes was $1,734,554,000, consisting of unrealized gains of $139,169,000 on securities that had risen in value since their purchase and $1,873,723,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year U.S. Treasury Note	12,637	2,750,127	9,569
5-Year U.S. Treasury Note	(1,322)	156,223	436
10-Year U.S. Treasury Note	(711)	87,220	(3,295)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2009, the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
Credit Protection Sold/Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	6/20/12	DBS	18,400	0.400%	(269)
Johnson & Johnson/Aaa	9/20/12	UBS	7,340	0.080%	(105)
Johnson & Johnson/Aaa	9/20/12	GS	18,345	0.070%	(268)
Credit Protection Purchased
AT&T Inc.	6/20/13	GS	12,700	(1.040%)	102
Merrill Lynch & Co., Inc.	9/20/13	BA	14,700	(2.900%)	(671)
Citigroup Inc.	3/20/14	DBS	61,260	(2.550%)	1,133
					(78)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)[2]	($000)
6/2/09	DBS	40,850	3.770%	(2.220%)	318
5/18/10	BZW	48,900	2.550%	(2.240%)	719
6/15/10	BZW	25,000	2.590%	(2.000%)	375
9/30/10	BZW	1,412,354	3.440%	(1.470%)	43,611
					45,023

1  BA—Bank of America, N.A.

BZW—Barclays Capital Inc.

DBS—Deutsche Bank AG.

GS—Goldman Sachs Capital Markets.

UBS—UBS AG.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2009, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

Short-Term Investment-Grade Fund

E. During the year ended January 31, 2009, the fund purchased $5,571,194,000 of investment securities and sold $5,974,552,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,298,140,000 and $3,141,389,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,508,167	342,292	3,084,096	290,971
Issued in Lieu of Cash Distributions	463,739	45,312	486,843	45,895
Redeemed	(4,606,588)	(454,466)	(2,963,678)	(279,265)
Net Increase (Decrease)—Investor Shares	(634,682)	(66,862)	607,261	57,601
Admiral Shares
Issued	3,953,978	387,039	3,068,780	289,500
Issued in Lieu of Cash Distributions	338,767	33,133	321,009	30,258
Redeemed	(3,683,871)	(362,760)	(2,145,760)	(202,379)
Net Increase (Decrease)—Admiral Shares	608,874	57,412	1,244,029	117,379
Institutional Shares
Issued	778,808	80,718	72,562	6,848
Issued in Lieu of Cash Distributions	20,133	1,995	18,817	1,774
Redeemed	(230,471)	(22,565)	(48,605)	(4,590)
Net Increase (Decrease)—Institutional Shares	568,470	60,148	42,774	4,032

Short-Term Investment-Grade Fund

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures	Swap
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	561,261	6,710	—
Level 2—Other significant observable inputs	18,167,245	—	44,945
Level 3—Significant unobservable inputs	—	—	—
Total	18,728,506	6,710	44,945

Intermediate-Term Investment-Grade Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	849	1,200	9,111
Yield[3]		7.1%	4.3%
Investor Shares	6.1%
Admiral Shares	6.2%
Yield to Maturity	7.3%[4]	7.1%	4.3%
Average Coupon	5.5%	5.9%	5.2%
Average
Effective Maturity	6.4 years	7.8 years	5.6 years
Average Quality[5]	A1	A2	Aa1
Average Duration	5.2 years	6.2 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Short-Term Reserves	3.0%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial
Mortgage-Backed	8.4%
Finance	34.5
Foreign	1.6
Government Mortgage-Backed	0.6
Industrial	33.4
Treasury/Agency	10.5
Utilities	7.7
Other	0.3
Short-Term Reserves	3.0

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.75
Beta	0.81	1.41

Distribution by Credit Quality[5] (% of portfolio)

Aaa	20.4%
Aa	15.1
A	39.3
Baa	19.7
Ba	0.6
B	0.1
Other	4.8

Distribution by Maturity (% of portfolio)

Under 1 Year	4.8%
1–5 Years	32.6
5–10 Years	60.7
10–20 Years	1.5
20–30 Years	0.0
Over 30 Years	0.4

Investment Focus

1  Barclays Capital U.S. 5–10 Year Credit Bond Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

7  The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Investment-Grade Fund
Investor Shares[1]	–7.56%	2.00%	4.44%	$15,445
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. 5–10 Year Credit Bond Index	–5.91	2.18	4.90	16,129
Average Intermediate Investment-Grade Fund[2]	–5.88	1.79	3.72	14,414

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	–7.47%	2.11%	4.43%	$141,275
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. 5–10 Year Credit Bond Index	–5.91	2.18	4.93	146,734

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–8.9%	6.2%	–2.7%	–3.7%
2001	5.4	7.8	13.2	14.3
2002	1.5	6.7	8.2	8.1
2003	3.1	6.2	9.3	11.0
2004	2.1	5.3	7.4	9.7
2005	–0.5	4.7	4.2	5.4
2006	–3.3	4.7	1.4	0.6
2007	–0.7	5.2	4.5	4.4
2008	2.8	5.4	8.2	6.9
2009	–12.5	4.9	–7.6	–5.9

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	11/1/1993	–6.16%	2.13%	–1.22%	5.72%	4.50%
Admiral Shares	2/12/2001	–6.06	2.24	–1.06[3]	5.49[3]	4.43[3]

1  Barclays Capital U.S. 5–10 Year Credit Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2009

This Statement summarizes the fund’s holdings by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	3.750%	11/15/18	405,175	436,386	5.2%
	U.S. Treasury Note	1.500%	12/31/13	148,650	146,490	1.8%
	U.S. Treasury Note	4.000%	8/15/18	79,300	87,057	1.0%
1	U.S. Treasury Note	3.875%	5/15/18	70,360	76,417	0.9%
	U.S. Treasury Note	2.000%–4.625%	9/30/13–2/15/17	35,500	37,979	0.5%
					784,329	9.4%
Conventional Mortgage-Backed Securities
2,3	Federal Home Loan Mortgage Corp.	5.000%	8/1/38	22,268	22,644	0.3%
2,3	Federal National Mortgage Assn.	5.000%	7/1/38	22,416	22,801	0.3%
†	Conventional Mortgage-Backed Securities—Other				3,329	0.0%
					48,774	0.6%
†	Nonconventional Mortgage-Backed Securities				1,163	0.0%
Total U.S. Government and Agency Obligations (Cost $831,931)					834,266	10.0%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
2	Chase Issuance Trust	4.650%	3/15/15	49,000	48,183	0.6%
2	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	50,000	47,927	0.6%
2,5	Citibank Credit Card
	Issuance Trust	0.429%–5.450%	3/7/11–5/20/20	68,711	61,991	0.7%
2,5	MBNA Credit Card Master
	Note Trust	0.393%	6/15/15	31,000	26,134	0.3%
[2,4,5]	Nordstrom Private Label
	Credit Card Master Trust	0.393%	5/15/15	28,000	22,547	0.3%
†	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other				489,043	5.8%
					695,825	8.3%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Finance
	Banking
2	Bank of America Capital Trust XIV	5.630%	12/31/49	18,540	7,045	0.1%
	Bank of America Corp.	5.420%	3/15/17	52,300	43,550	0.5%
6	Bank of America Corp.	2.100%	4/30/12	40,000	39,731	0.5%
	Bank of America Corp.	4.875%–6.000%	1/15/13–5/1/18	61,298	55,627	0.7%
	Bank One Corp.	4.900%	4/30/15	15,000	13,789	0.2%
	Bear Stearns Co., Inc.	7.250%	2/1/18	31,000	32,928	0.4%
	Bear Stearns Co., Inc.	5.300%–5.700%	11/15/14–10/30/15	28,858	27,585	0.3%
6	Citigroup, Inc.	2.125%	4/30/12	40,000	39,799	0.5%
	Citigroup, Inc.	5.000%	9/15/14	37,000	29,192	0.3%
2	Citigroup, Inc.	5.300%–8.400%	10/1/10–4/29/49	124,850	99,346	1.0%
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,330	0.0%
	Credit Suisse New York	6.000%	2/15/18	76,500	69,806	0.8%
	Deutsche Bank AG London	4.875%	5/20/13	50,000	49,339	0.6%
	Fifth Third Bancorp.	4.750%	2/1/15	31,825	26,652	0.3%
	Golden West Financial Corp.	4.750%	10/1/12	22,450	22,081	0.3%
2	Goldman Sachs Capital II	5.793%	12/29/49	30,000	11,658	0.1%
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	24,864	0.3%
	Goldman Sachs Group, Inc.	5.950%	1/18/18	27,000	24,366	0.3%
5	Goldman Sachs Group, Inc.	1.455%–7.500%	7/23/09–2/15/19	37,575	35,030	0.4%
	JPMorgan Chase & Co.	6.000%	10/1/17	23,000	22,675	0.3%
2	JPMorgan Chase & Co.	4.500%–7.900%	1/15/12–12/29/49	78,650	76,936	0.9%
	MBNA Corp.	7.500%	3/15/12	6,145	6,386	0.1%
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	27,750	26,584	0.3%
	Merrill Lynch & Co., Inc.	5.450%–6.050%	2/5/13–5/2/17	32,425	28,245	0.4%
	Morgan Stanley Dean Witter	6.625%	4/1/18	52,150	47,796	0.6%
	Morgan Stanley Dean Witter	5.950%	12/28/17	38,000	32,990	0.4%
	Morgan Stanley Dean Witter	4.750%–6.250%	4/1/14–8/28/17	48,075	41,003	0.5%
	National City Corp.	4.900%	1/15/15	28,435	26,164	0.3%
	Southtrust Corp.	5.800%	6/15/14	14,705	14,243	0.2%
	UBS AG	5.875%	12/20/17	35,000	31,270	0.4%
	Wachovia Bank NA	4.800%–6.000%	11/1/14–11/15/17	37,000	35,462	0.4%
	Wachovia Corp.	5.625%	10/15/16	35,000	32,126	0.4%
	Wachovia Corp.	5.750%	2/1/18	14,000	13,786	0.2%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	10,000	9,695	0.1%
	Wells Fargo & Co.	5.625%	12/11/17	29,000	28,508	0.3%
	Wells Fargo & Co.	4.375%–5.125%	9/1/12–9/15/16	35,000	33,850	0.5%
	Wells Fargo Bank NA	4.750%–5.750%	2/9/15–5/16/16	23,875	23,125	0.3%
	Western Financial Bank	9.625%	5/15/12	1,640	1,624	0.0%
†4	Banking—Other				710,413	8.6%
†	Brokerage				24,477	0.3%
	Finance Companies

	General Electric Capital Corp.	5.625%	5/1/18	100,000	92,268	1.1%
	General Electric Capital Corp.	5.625%	9/15/17	36,525	33,687	0.4%
2	General Electric Capital Corp.	4.375%–6.375%	3/3/12–11/15/67	18,325	13,598	0.1%
†4	Finance Companies—Other				139,435	1.7%
	Insurance
	ACE INA Holdings, Inc.	5.875%	6/15/14	31,839	31,169	0.4%
4,5	MassMutual Global Funding II	2.352%	12/6/13	35,000	32,115	0.4%
4	MetLife Global Funding I	5.125%	4/10/13	56,885	54,434	0.7%
†4	Insurance—Other				419,496	4.9%
†4	Other Finance				13,811	0.2%
†4	Real Estate Investment Trusts				138,100	1.7%
					2,891,189	34.7%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
	E.I. du Pont de Nemours & Co.	6.000%	7/15/18	26,130	27,037	0.3%
†4	Basic Industry—Other				90,801	1.1%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	30,000	28,924	0.3%
†4	Capital Goods—Other				313,318	3.8%
	Communication
	AT&T Inc.	4.950%–6.700%	1/15/13–2/15/19	85,380	86,297	1.0%
	France Telecom	7.750%	3/1/11	25,000	26,847	0.3%
	Verizon
	Communications Corp.	8.750%	11/1/18	25,600	29,822	0.4%
	Verizon
	Communications Corp.	5.500%–6.100%	2/15/16–4/15/18	29,270	29,004	0.3%
	Verizon Global Funding Corp.	6.875%–7.375%	6/15/12–9/1/12	36,000	38,661	0.5%
4	Verizon Wireless Capital	8.500%	11/15/18	25,000	28,299	0.3%
4	Verizon Wireless Capital	5.550%	2/1/14	9,000	8,971	0.1%
	Vodafone Group PLC	5.625%	2/27/17	34,000	33,316	0.4%
†4	Communication—Other				256,692	3.1%
	Consumer Cyclical
	DaimlerChrysler
	North America Holding Corp.	5.750%	9/8/11	30,000	28,821	0.3%
†4	Consumer Cyclical—Other				276,001	3.4%
	Consumer Noncyclical
	Biogen Idec Inc.	6.875%	3/1/18	27,000	27,549	0.3%
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	33,400	35,782	0.4%
	Philip Morris International Inc	5.650%	5/16/18	33,230	33,246	0.4%
	Procter & Gamble Co.	4.600%	1/15/14	24,000	25,533	0.3%
†4	Consumer Noncyclical—Other				717,547	8.7%
†4	Energy				204,531	2.5%
†4	Other Industrial				15,280	0.2%
	Technology
	Cisco Systems Inc.	5.500%	2/22/16	34,011	36,421	0.4%
	Hewlett-Packard Co.	6.125%	3/1/14	25,000	27,466	0.3%
	IBM International Group Capital	5.050%	10/22/12	25,000	26,688	0.3%
	International Business
	Machines Corp.	7.625%	10/15/18	22,500	26,949	0.3%
	Oracle Corp.	5.750%	4/15/18	24,410	25,852	0.3%
†	Technology—Other				126,441	1.6%
†4	Transportation				104,193	1.2%
					2,736,289	32.8%
Utilities
†4	Electric				413,539	5.0%
†4	Natural Gas				200,386	2.4%
					613,925	7.4%
Total Corporate Bonds (Cost $7,657,981)					6,937,228	83.2%
†4Sovereign Bonds (U.S. Dollar-Denominated) (Cost $144,973)					129,083	1.6%
†Taxable Municipal Bonds (Cost $25,812)					19,832	0.2%

Tax-Exempt Municipal Bonds
	California GO CP	9.750%	2/3/09	23,790	23,790	0.3%
†	Tax-Exempt Municipal Bonds—Other				16,400	0.2%
Total Tax-Exempt Municipal Bonds (Cost $40,190)					40,190	0.5%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Preferred Stocks
Bank of America Corp.	1.250%–5.908%	258,375	1,922	0.0%
Goldman Sachs Group, Inc.	6.050%	582,000	7,904	0.1%
† Preferred Stocks—Other			23,893	0.3%
Total Preferred Stocks (Cost $65,720)			33,719	0.4%
Temporary Cash Investment
7	Vanguard Market Liquidity Fund
(Cost $385,314)	0.780%	385,313,890	385,314	4.6%
Total Investments (Cost $9,151,921)			8,379,632	100.5%
Other Assets and Liabilities
Other Assets			183,974	2.2%
Liabilities			(222,014)	(2.7%)
			(38,040)	(0.5%)
Net Assets			8,341,592	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,096,029
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	8,013
Unrealized Appreciation (Depreciation)
Investment Securities	(772,289)
Futures Contracts	8,957
Swap Contracts	882
Net Assets	8,341,592

Investor Shares—Net Assets
Applicable to 413,829,708 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,576,896
Net Asset Value Per Share—Investor Shares	$8.64

Admiral Shares—Net Assets
Applicable to 551,253,772 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,764,696
Net Asset Value Per Share—Admiral Shares	$8.64

•  See Note A in Notes to Financial Statements.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1  Securities with a value of $12,599,000 have been segregated as initial margin for open futures contracts.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

4  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $829,100,000, representing 9.9% of net assets.

5  Adjustable-rate security.

6  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the temporary Liquidity Guarantee Program.

7  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends	2,800
Interest[1]	348,974
Total Income	351,774
Expenses
The Vanguard Group—Note B
Investment Advisory Services	581
Management and Administrative—Investor Shares	4,514
Management and Administrative—Admiral Shares	2,636
Marketing and Distribution—Investor Shares	678
Marketing and Distribution—Admiral Shares	833
Custodian Fees	63
Auditing Fees	35
Shareholders’ Reports—Investor Shares	94
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	7
Total Expenses	9,456
Net Investment Income	342,318
Realized Net Gain (Loss)
Investment Securities Sold	(25,662)
Futures Contracts	71,384
Swap Contracts	(4,950)
Realized Net Gain (Loss)	40,772
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(816,193)
Futures Contracts	(14,335)
Swap Contracts	(1,735)
Change in Unrealized Appreciation (Depreciation)	(832,263)
Net Increase (Decrease) in Net Assets Resulting from Operations	(449,173)

1  Interest income from an affiliated company of the fund was $2,875,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	342,318	294,292
Realized Net Gain (Loss)	40,772	39,842
Change in Unrealized Appreciation (Depreciation)	(832,263)	120,688
Net Increase (Decrease) in Net Assets Resulting from Operations	(449,173)	454,822
Distributions
Net Investment Income
Investor Shares	(145,534)	(129,589)
Admiral Shares	(197,306)	(164,358)
Realized Capital Gain
Investor Shares	(13,265)	—
Admiral Shares	(17,644)	—
Total Distributions	(373,749)	(293,947)
Capital Share Transactions
Investor Shares	1,280,174	161,558
Admiral Shares	1,779,430	570,343
Net Increase (Decrease) from Capital Share Transactions	3,059,604	731,901
Total Increase (Decrease)	2,236,682	892,776
Net Assets
Beginning of Period	6,104,910	5,212,134
End of Period	8,341,592	6,104,910

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.93	$9.66	$9.73	$10.08	$10.19
Investment Operations
Net Investment Income	.505	.501	.490	.466	.474
Net Realized and Unrealized Gain (Loss)
on Investments	(1.239)	.270	(.071)	(.332)	(.055)
Total from Investment Operations	(.734)	.771	.419	.134	.419
Distributions
Dividends from Net Investment Income	(.506)	(.501)	(.489)	(.466)	(.474)
Distributions from Realized Capital Gains	(.050)	—	—	(.018)	(.055)
Total Distributions	(.556)	(.501)	(.489)	(.484)	(.529)
Net Asset Value, End of Period	$8.64	$9.93	$9.66	$9.73	$10.08

Total Return[1]	–7.56%	8.21%	4.45%	1.36%	4.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,577	$2,650	$2,418	$2,447	$3,219
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.50%	5.16%	5.10%	4.71%	4.70%
Portfolio Turnover Rate	48%	48%	43%	51%	40%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.93	$9.66	$9.73	$10.08	$10.19
Investment Operations
Net Investment Income	.514	.511	.501	.477	.484
Net Realized and Unrealized Gain (Loss)
on Investments	(1.239)	.270	(.071)	(.332)	(.055)
Total from Investment Operations	(.725)	.781	.430	.145	.429
Distributions
Dividends from Net Investment Income	(.515)	(.511)	(.500)	(.477)	(.484)
Distributions from Realized Capital Gains	(.050)	—	—	(.018)	(.055)
Total Distributions	(.565)	(.511)	(.500)	(.495)	(.539)
Net Asset Value, End of Period	$8.64	$9.93	$9.66	$9.73	$10.08

Total Return	–7.47%	8.33%	4.57%	1.47%	4.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,765	$3,455	$2,794	$2,550	$1,528
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	5.60%	5.27%	5.21%	4.82%	4.80%
Portfolio Turnover Rate	48%	48%	43%	51%	40%

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment

Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Intermediate-Term Investment-Grade Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,822,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,430,000 from accumulated net realized gains to paid-in capital.

Intermediate-Term Investment-Grade Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $522,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2009, the fund had short-term and long-term capital gains of $9,314,000 and $18,624,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2009, the cost of investment securities for tax purposes was $9,162,888,000. Net unrealized depreciation of investment securities for tax purposes was $783,256,000, consisting of unrealized gains of $120,756,000 on securities that had risen in value since their purchase and $904,012,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	5,889	722,415	5,221
5-Year Treasury Note	(2,815)	332,654	3,736

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2009, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
Credit Protection Sold/Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	6/20/12	DBS	5,000	0.400%	(73)
Johnson & Johnson/Aaa	9/20/12	GS	5,400	0.070%	(79)
Johnson & Johnson/Aaa	9/20/12	UBS	2,160	0.080%	(31)
HSBC/Aa3	12/20/13	GS	30,000	6.200%	(1,359)
HSBC/Aa3	3/20/14	BA	28,000	6.200%	(1,321)
Credit Protection Purchased
Citigroup	3/20/14	DBS	(29,000)	(2.550%)	536
Morgan Stanley	9/20/18	DBS	(10,000)	(2.020%)	1,454
Morgan Stanley	9/20/18	UBS	(10,000)	(2.000%)	1,468
					595
1 BA—Bank of America, N.A.
DBS—Deutsche Bank AG.
GS—Goldman Sachs Capital Markets.
UBS—UBS AG.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)[2]	($000)
9/30/10	BZW	9,285	3.440%	(1.470%)	287
1 BZW—Barclays Capital Inc.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

D. During the year ended January 31, 2009, the fund purchased $3,618,984,000 of investment securities and sold $1,436,164,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,847,939,000 and $1,414,043,000, respectively.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,198,826	249,368	745,232	76,618
Issued in Lieu of Cash Distributions	129,362	14,139	104,563	10,756
Redeemed	(1,048,014)	(116,451)	(688,237)	(70,836)
Net Increase (Decrease)—Investor Shares	1,280,174	147,056	161,558	16,538
Admiral Shares
Issued	2,675,249	302,939	1,064,565	109,633
Issued in Lieu of Cash Distributions	170,351	18,618	127,429	13,103
Redeemed	(1,066,170)	(118,214)	(621,651)	(63,911)
Net Increase (Decrease)—Admiral Shares	1,779,430	203,343	570,343	58,825

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

Intermediate-Term Investment-Grade Fund

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures	Swap
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	419,033	8,957	—
Level 2—Other significant observable inputs	7,960,599	—	882
Level 3—Significant unobservable inputs	—	—	—
Total	8,379,632	8,957	882

Long-Term Investment-Grade Fund

Fund Profile

As of January 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	250	539	9,111
Yield[3]		6.9%	4.3%
Investor Shares	6.5%
Admiral Shares	6.6%
Yield to Maturity	6.9%[4]	6.9%	4.3%
Average Coupon	6.4%	6.4%	5.2%
Average
Effective Maturity	22.7 years	25.2 years	5.6 years
Average Quality[5]	A1	A1	Aa1
Average Duration	11.5 years	11.6 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.12%
Short-Term Reserves	4.0%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.0%
Finance	26.5
Foreign	4.1
Government Mortgage-Backed	0.0
Industrial	40.4
Treasury/Agency	6.0
Utilities	12.3
Other	6.7
Short-Term Reserves	4.0

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.87
Beta	0.91	2.91

Distribution by Credit Quality[5] (% of portfolio)

Aaa	12.4%
Aa	21.6
A	47.7
Baa	17.1
Other	1.2

Distribution by Maturity (% of portfolio)

Under 1 Year	0.0%
1–5 Years	0.7
5–10 Years	6.7
10–20 Years	25.2
Over 20 Years	67.4

Investment Focus

1  Barclays Capital U.S. Long Credit A or Better Bond Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

7  The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Investment-Grade Fund
Investor Shares[1]	–3.45%	2.99%	4.86%	$16,071
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. Long Credit A
or Better Bond Index[2]	–5.66	2.48	4.74	15,892
Average Corporate A-Rated Debt Fund[3]	–7.02	1.43	3.47	14,063

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Long-Term Investment-Grade Fund Admiral Shares	–3.35%	3.11%	5.48%	$153,005
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.43	152,387
Barclays Capital U.S. Long Credit A
or Better Bond Index	–5.66	2.48	5.32	151,095

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Lehman Long Credit A or Better Index through March 2000; Barclays Capital U.S. Long Credit A or Better Bond Index thereafter.

3  Derived from data provided by Lipper Inc.

4  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: February 12, 2001.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–13.3%	5.9%	–7.4%	–8.3%
2001	6.8	7.7	14.5	15.8
2002	1.5	6.8	8.3	9.1
2003	5.0	6.8	11.8	12.7
2004	2.2	5.9	8.1	7.7
2005	3.8	6.0	9.8	10.0
2006	–4.0	5.3	1.3	1.3
2007	–2.3	5.7	3.4	3.6
2008	–1.4	5.8	4.4	3.7
2009	–9.2	5.8	–3.4	–5.7

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	7/9/1973	2.29%	4.57%	–0.57%	6.19%	5.62%
Admiral Shares	2/12/2001	2.40	4.69	0.18[3]	6.13[3]	6.31[3]

1  Lehman U.S. Long Credit AA or Better Index through March 2000; Barclays Capital U.S. Long Credit A or Better Bond Index thereafter.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2009

This Statement summarizes the fund’s holdings by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Bond	4.500%	5/15/38	102,000	118,512	2.0%
	U.S. Treasury STRIPS	0.000%	2/15/36	217,000	81,815	1.4%
					200,327	3.4%
Agency Bonds and Notes
1	Federal Home Loan Bank	5.500%	7/15/36	52,000	58,371	1.0%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	35,000	44,169	0.7%
1	Federal National Mortgage Assn.	6.625%	11/15/30	36,000	46,309	0.8%
					148,849	2.5%
Mortgage-Backed Securities
†	Conventional Mortgage-Backed Securities				1	0.0%
Total U.S. Government and Agency Obligations (Cost $342,959)					349,177	5.9%
Corporate Bonds
Finance
	Banking
	Banc One Corp.	7.625%–8.000%	7/15/25–4/29/27	50,000	51,474	0.9%
	Bank of America Corp.	6.000%	10/15/36	60,000	53,879	0.9%
	Bank of America Corp.	5.650%	5/1/18	25,000	22,662	0.4%
	Bear Stearns Co., Inc.	7.250%	2/1/18	15,000	15,933	0.3%
	Citigroup, Inc.	5.850%–6.625%	5/15/18–5/29/37	168,735	132,940	2.3%
	Goldman Sachs Group, Inc.	6.750%	10/1/37	66,660	51,192	0.9%
	Goldman Sachs Group, Inc.	6.125%	2/15/33	55,725	47,119	0.8%
	Goldman Sachs Group, Inc.	6.150%–7.500%	4/1/18–5/1/36	32,240	27,311	0.5%
	HSBC Bank USA	5.875%	11/1/34	45,700	40,722	0.7%
	HSBC Bank USA	5.625%	8/15/35	28,000	23,759	0.4%
	HSBC Holdings PLC	6.500%–7.625%	5/17/32–6/1/38	54,200	52,495	0.9%

JPMorgan Chase & Co.	6.400%	5/15/38	71,000	70,124	1.2%
Merrill Lynch & Co., Inc.	6.110%–7.750%	4/25/18–5/14/38	78,000	70,575	1.2%
NationsBank Corp.	6.800%	3/15/28	35,000	31,000	0.5%
Wachovia Bank NA	6.600%	1/15/38	39,925	39,649	0.7%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Wachovia Bank NA	5.850%	2/1/37	20,700	18,794	0.3%
	Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	40,730	34,710	0.6%
	Wells Fargo & Co.	5.375%	2/7/35	37,000	32,167	0.5%
	Wells Fargo Bank NA	5.950%	8/26/36	22,670	21,015	0.4%
†2	Banking—Other				167,413	2.7%
	Finance Companies
	General Electric Capital Corp.	6.750%	3/15/32	117,095	103,511	1.8%
	General Electric Capital Corp.	5.875%–6.875%	1/14/38–1/10/39	50,590	41,222	0.7%
†	Finance Companies—Other				1,723	0.0%
	Insurance
2	John Hancock Mutual
	Life Insurance Co.	7.375%	2/15/24	30,000	31,251	0.5%
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	32,174	0.5%
2	New York Life Insurance	5.875%	5/15/33	60,275	48,130	0.8%
†2	Insurance—Other				273,699	4.7%
					1,536,643	26.1%

Industrial
†	Basic Industry				95,513	1.6%
	Capital Goods
	3M Co.	5.700%	3/15/37	25,000	24,573	0.4%
	Caterpillar, Inc.	6.625%	7/15/28	35,000	33,709	0.6%
2	Hutchison Whampoa
	International Ltd.	7.450%	11/24/33	45,000	40,806	0.7%
	Minnesota Mining &
	Manufacturing Corp.	6.375%	2/15/28	35,000	36,787	0.6%
†2	Capital Goods—Other				110,828	1.9%
	Communication
	AT&T Inc.	6.300%–6.550%	1/15/38–2/15/39	23,000	22,631	0.4%
	AT&T Wireless	8.750%	3/1/31	50,000	58,663	1.0%
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,092	0.1%
	BellSouth Corp.	6.875%	10/15/31	40,000	39,773	0.7%
	BellSouth Corp.	6.000%	11/15/34	40,000	38,359	0.7%
	Deutsche Telekom
	International Finance	8.750%	6/15/30	30,000	37,232	0.6%
	France Telecom	8.500%	3/1/31	64,730	82,836	1.4%
	GTE Corp.	6.940%	4/15/28	20,000	18,255	0.3%
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	19,342	0.3%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	25,628	0.4%
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	24,910	0.4%
	Pacific Bell	7.125%	3/15/26	10,000	10,149	0.2%
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	37,680	0.6%
	Verizon
	Communications Corp.	6.250%–8.950%	4/1/37–3/1/39	53,675	54,556	0.9%

	Verizon Global Funding Corp.	7.750%	12/1/30	29,500	32,396	0.6%
	Verizon Global Funding Corp.	5.850%	9/15/35	30,000	27,285	0.5%
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	8,701	0.2%
2	Verizon Wireless Capital	8.500%	11/15/18	12,000	13,583	0.2%
†2	Communication—Other				135,203	2.3%
	Consumer Cyclical
	Wal-Mart Stores, Inc.	7.550%	2/15/30	40,000	48,310	0.8%
†	Consumer Cyclical—Other				121,785	2.1%
	Consumer Noncyclical
	AstraZeneca PLC	6.450%	9/15/37	60,000	65,554	1.1%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Bestfoods	6.625%	4/15/28	30,000	30,000	0.5%
	CPC International, Inc.	7.250%	12/15/26	30,000	31,947	0.5%
	Eli Lilly & Co.	5.500%	3/15/27	33,375	31,814	0.5%
	Procter & Gamble Co.	5.500%–6.450%	1/15/26–3/5/37	64,000	65,482	1.1%
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	35,552	43,587	0.7%
	Wyeth	5.950%	4/1/37	50,000	52,288	0.9%
†2	Consumer Noncyclical—Other				419,356	7.3%
	Energy
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	26,059	0.4%
	Conoco, Inc.	6.950%	4/15/29	2,660	2,771	0.1%
	ConocoPhillips	5.900%–7.000%	3/30/29–2/1/39	38,600	38,010	0.6%
	Shell International Finance BV	6.375%	12/15/38	35,005	36,596	0.6%
	Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	39,382	0.7%
†	Energy—Other				73,909	1.3%
†	Other Industrial				35,929	0.6%
	Technology
	International Business
	Machines Corp.	7.000%	10/30/25	50,000	55,096	0.9%
	International Business
	Machines Corp.	7.000%–8.000%	10/15/38–10/30/45	29,500	35,805	0.6%
†	Technology—Other				10,868	0.2%
†	Transportation				43,440	0.8%
					2,343,478	39.9%
Utilities
	Electric
	Appalachian Power Co.	6.700%	8/15/37	50,000	42,869	0.7%
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	47,274	0.8%
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	24,000	21,135	0.4%
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	50,000	49,871	0.8%
	Northern States Power Co.	6.200%	7/1/37	50,000	50,171	0.9%
	Northern States Power Co.	7.125%	7/1/25	30,000	32,915	0.6%
	PacificCorp	6.000%–6.350%	8/1/36–1/15/39	50,700	50,691	0.8%
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	36,705	0.6%
	Virginia Electric & Power Co.	6.000%	5/15/37	53,525	51,250	0.9%
†2	Electric—Other				233,078	4.0%
	Natural Gas
	Trans-Canada Pipelines	7.625%	1/15/39	41,800	43,159	0.7%

†	Natural Gas—Other				53,854	0.9%
					712,972	12.1%
Total Corporate Bonds (Cost $4,950,363)					4,593,093	78.1%
Sovereign Bonds (U.S. Dollar-Denominated)
	International Bank for
	Reconstruction & Development	7.625%	1/19/23	38,320	52,703	0.9%
	International Bank for
	Reconstruction & Development	4.750%	2/15/35	30,300	30,875	0.5%
	Province of Quebec	7.500%	9/15/29	24,500	30,942	0.5%
	Quebec Hydro Electric	9.400%	2/1/21	40,000	59,720	1.0%
†2	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other				64,751	1.1%
Total Sovereign Bonds (Cost $211,028)					238,991	4.0%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Taxable Municipal Bonds
Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	125,667	2.1%
Illinois (Taxable Pension) GO	4.950%	6/1/23	4,000	3,711	0.1%
New Jersey Econ. Dev. Auth.
State Pension Rev.	7.425%	2/15/29	50,002	47,808	0.8%
New York City NY Transitional
Finance Auth. Rev.	5.210%	8/1/17	51,980	48,456	0.8%
North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	37,145	0.6%
President and Fellows of
Harvard College	6.300%	10/1/37	56,345	58,666	1.0%
† Taxable Municipal Bonds—Other				65,094	1.2%
Total Taxable Municipal Bonds (Cost $425,958)				386,547	6.6%
Temporary Cash Investment
Repurchase Agreement
UBS Securities LLC
(Dated 1/31/09, Repurchase Value
$80,143,000, collateralized
by U.S. Treasury Note 6.000%,
8/15/09)
(Cost $80,141)	0.250%	2/2/09	80,141	80,141	1.4%
Total Investments (Cost $6,010,449)				5,647,949	96.0%
Other Assets and Liabilities—Net				235,862	4.0%
Net Assets (100%)				5,883,811	100.0%

					Market
					Value•
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					5,647,949
Receivables for Investment Securities Sold					17,674
Receivables for Capital Shares Issued					241,469
Other Assets					101,395
Total Assets					6,008,487
Liabilities
Payables for Investment Securities Purchased					97,534
Payables for Capital Shares Redeemed					7,572
Other Liabilities					19,570
Total Liabilities					124,676
Net Assets (100%)					5,883,811

Long-Term Investment-Grade Fund

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,345,295
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(101,888)
Unrealized Appreciation (Depreciation)
Investment Securities	(362,500)
Swap Contracts	2,904
Net Assets	5,883,811

Investor Shares—Net Assets
Applicable to 423,915,834 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,470,647
Net Asset Value Per Share—Investor Shares	$8.19

Admiral Shares—Net Assets
Applicable to 294,670,123 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,413,164
Net Asset Value Per Share—Admiral Shares	$8.19

•  See Note A in Notes to Financial Statements.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $333,373,000, representing 5.7% of net assets.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim interest payments and prepayments or the possibility of the issue being called.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	347,437
Total Income	347,437
Expenses
Investment Advisory Fees—Note B	1,272
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,916
Management and Administrative—Admiral Shares	1,442
Marketing and Distribution—Investor Shares	902
Marketing and Distribution—Admiral Shares	399
Custodian Fees	13
Auditing Fees	31
Shareholders’ Reports—Investor Shares	91
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	7
Total Expenses	11,081
Net Investment Income	336,356
Realized Net Gain (Loss)
Investment Securities Sold	(51,590)
Swap Contracts	600
Realized Net Gain (Loss)	(50,990)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(500,151)
Swap Contracts	2,904
Change in Unrealized Appreciation (Depreciation)	(497,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(211,881)

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	336,356	337,951
Realized Net Gain (Loss)	(50,990)	(28,549)
Change in Unrealized Appreciation (Depreciation)	(497,247)	(44,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	(211,881)	264,729
Distributions
Net Investment Income
Investor Shares	(231,442)	(246,101)
Admiral Shares	(105,514)	(91,850)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(336,956)	(337,951)
Capital Share Transactions
Investor Shares	(252,438)	(32,102)
Admiral Shares	946,602	112,338
Net Increase (Decrease) from Capital Share Transactions	694,164	80,236
Total Increase (Decrease)	145,327	7,014
Net Assets
Beginning of Period	5,738,484	5,731,470
End of Period	5,883,811	5,738,484

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.02	$9.15	$9.37	$9.76	$9.40
Investment Operations
Net Investment Income	.514	.523	.521	.515	.521
Net Realized and Unrealized Gain (Loss)
on Investments	(.829)	(.130)	(.220)	(.390)	.360
Total from Investment Operations	(.315)	.393	.301	.125	.881
Distributions
Dividends from Net Investment Income	(.515)	(.523)	(.521)	(.515)	(.521)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.515)	(.523)	(.521)	(.515)	(.521)
Net Asset Value, End of Period	$8.19	$9.02	$9.15	$9.37	$9.76

Total Return[1]	–3.45%	4.43%	3.39%	1.27%	9.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,471	$4,112	$4,196	$4,219	$4,328
Ratio of Total Expenses to
Average Net Assets	0.23%	0.22%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	6.09%	5.78%	5.73%	5.35%	5.58%
Portfolio Turnover Rate	24%	15%	15%	9%	16%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.02	$9.15	$9.37	$9.76	$9.40
Investment Operations
Net Investment Income	.522	.532	.533	.527	.531
Net Realized and Unrealized Gain (Loss)
on Investments	(.829)	(.130)	(.220)	(.390)	.360
Total from Investment Operations	(.307)	.402	.313	.137	.891
Distributions
Dividends from Net Investment Income	(.523)	(.532)	(.533)	(.527)	(.531)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.523)	(.532)	(.533)	(.527)	(.531)
Net Asset Value, End of Period	$8.19	$9.02	$9.15	$9.37	$9.76

Total Return	–3.35%	4.53%	3.53%	1.40%	9.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,413	$1,627	$1,535	$1,430	$704
Ratio of Total Expenses to
Average Net Assets	0.13%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	6.19%	5.88%	5.86%	5.48%	5.69%
Portfolio Turnover Rate	24%	15%	15%	9%	16%

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Investment-Grade Fund

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2009, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,525,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2009, the fund had available realized losses of $99,505,000 to offset future net capital gains of $281,000 through January 31, 2011, $15,169,000 through January 31, 2015 and $84,055,000 through January 31, 2017.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $600,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

At January 31, 2009, the cost of investment securities for tax purposes was $6,012,801,000. Net unrealized depreciation of investment securities for tax purposes was $364,852,000, consisting of unrealized gains of $153,645,000 on securities that had risen in value since their purchase and $518,497,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Investment-Grade Fund

At January 31, 2009 the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–10yr/Baa1	12/20/18	GS	200,000	1.400%	2,351
CDX–IG11–5yr/Baa1	12/20/13	GS	200,000	1.500%	1,169
Credit Protection Purchased
XL Capital Ltd.	12/20/13	GS	8,500	(5.000%)	(616)
					2,904

1 GS—Goldman Sachs Capital Markets.

The fund also received initial premiums of $9,366,000 for credit protection sold and paid initial premiums of $1,318,000 for credit protection purchased.

E. During the year ended January 31, 2009, the fund purchased $1,151,106,000 of investment securities and sold $541,847,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $673,110,000 and $751,143,000, respectively.

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	815,061	98,294	771,394	85,388
Issued in Lieu of Cash Distributions	210,238	25,126	223,901	24,731
Redeemed	(1,277,737)	(155,155)	(1,027,397)	(113,326)
Net Increase (Decrease)—Investor Shares	(252,438)	(31,735)	(32,102)	(3,207)
Admiral Shares
Issued	1,328,519	159,668	435,712	48,114
Issued in Lieu of Cash Distributions	79,604	9,548	67,894	7,500
Redeemed	(461,521)	(54,838)	(391,268)	(43,191)
Net Increase (Decrease)—Admiral Shares	946,602	114,378	112,338	12,423

Long-Term Investment-Grade Fund

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2009, 100% of the fund’s investments were valued based on Level 2 inputs.

High-Yield Corporate Fund

Fund Profile

As of January 31, 2009

Financial Attributes
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Issues	257	1,442	9,111
Yield[3]		17.9%	4.3%
Investor Shares	11.0%
Admiral Shares	11.1%
Yield to Maturity	11.6%[4]	17.9%	4.3%
Average Coupon	7.1%	8.1%	5.2%
Average
Effective Maturity	6.0 years	6.6 years	5.6 years
Average Quality[5]	Ba3	B1	Aa1
Average Duration	4.1 years	4.1 years	3.8 years
Expense Ratio
(1/31/2008)[6]		—	—
Investor Shares	0.25%
Admiral Shares	0.13%
Short-Term Reserves	6.6%	—	—

Sector Diversification (% of portfolio)

Basic Industry	9.1%
Capital Goods	5.4
Communication	18.6
Consumer Cyclical	10.4
Consumer Noncyclical	13.2
Energy	12.8
Finance	1.8
Foreign	0.4
Other Industrial	0.2
Technology	1.6
Transportation	1.7
Treasury/Agency	2.9
Utilities	15.3
Short-Term Reserves	6.6

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.16
Beta	0.91	1.25

Distribution by Credit Quality[5] (% of portfolio)

Aaa	3.1%
Aa	0.0
A	0.0
Baa	7.6
Ba	37.9
B	41.7
Below B/Other	9.7

Distribution by Maturity (% of portfolio)

Under 1 Year	0.3%
1–5 Years	32.0
5–10 Years	59.2
10–20 Years	4.7
20–30 Years	1.7
Over 30 Years	2.1

Investment Focus

1  Barclays Capital U.S. Corporate High Yield Bond Index.

2  Barclays Capital U.S. Aggregate Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Moody’s Investors Service.

6  The expense ratios shown are from the prospectus dated September 30, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.27% for Investor Shares and 0.15% for Admiral Shares.

7  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
High-Yield Corporate Fund Investor Shares[1]	–16.19%	0.31%	2.32%	$12,582
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.46	17,023
Barclays Capital U.S. Corporate High Yield
Bond Index	–20.67	–0.02	2.62	12,947
Average High-Current-Yield Fund[2]	–20.90	–0.79	1.34	11,426

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
High-Yield Corporate Fund Admiral Shares[1]	–16.09%	0.43%	3.00%	$123,771
Barclays Capital U.S. Aggregate Bond Index	2.59	4.30	5.14	143,640
Barclays Capital U.S. Corporate High Yield Bond Index	–20.67	–0.02	3.76	130,526

1  Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor, for the Investor Shares, do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–7.8%	8.0%	0.2%	0.5%
2001	–4.4	9.1	4.7	1.6
2002	–9.6	8.5	–1.1	–1.4
2003	–5.7	8.3	2.6	1.2
2004	7.9	8.6	16.5	27.2
2005	–0.2	7.5	7.3	8.9
2006	–3.1	7.0	3.9	4.5
2007	0.5	7.4	7.9	11.3
2008	–6.4	7.1	0.7	–0.6
2009	–23.0	6.8	–16.2	–20.7

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	12/27/1978	–21.29%	–0.62%	–5.88%	7.80%	1.92%
Admiral Shares[2]	11/12/2001	–21.19	–0.50	–5.37[3]	7.60[3]	2.23[3]

1  Barclays Capital U.S. Corporate High Yield Bond Index.

2  Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor, for the Investor Shares, do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2009

This Statement summarizes the fund’s holdings by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
	U.S. Treasury Note	4.875%	7/31/11	78,020	85,237	1.1%
	U.S. Treasury Note	4.000%	11/15/12	69,315	75,867	1.0%
	U.S. Treasury Note	4.250%	8/15/13	56,900	63,622	0.8%
Total U.S. Government and Agency Obligations (Cost $205,762)					224,726	2.9%
Corporate Bonds
Finance
†	Banking				19,167	0.3%
†1	Finance Companies				16,967	0.2%
†	Insurance				41,920	0.5%
†	Other Finance				22,530	0.3%
†1	Real Estate Investment Trusts				38,517	0.5%
					139,101	1.8%
Industrial
	Basic Industry
	Arch Western Finance	6.750%	7/1/13	68,890	65,446	0.8%
2,3	Calpine Corp.	4.335%	3/29/14	87,018	66,134	0.9%
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	104,410	86,399	1.1%
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	39,685	34,129	0.4%
1	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	71,016	0.9%
	Georgia-Pacific Corp.	8.000%–8.125%	5/15/11–1/15/24	54,135	47,680	0.6%
	Novelis Inc.	7.250%	2/15/15	91,615	52,679	0.7%
	US Steel Corp.	7.000%	2/1/18	68,085	50,139	0.6%
†1,3	Basic Industry—Other				230,656	3.0%
	Capital Goods
	Allied Waste
	North America Inc.	5.750%–7.250%	2/15/11–6/1/17	97,735	94,636	1.2%
	United Rentals NA Inc.	6.500%	2/15/12	92,250	75,645	1.0%
^	United Rentals NA Inc.	7.750%	11/15/13	28,350	18,357	0.2%
†1	Capital Goods—Other				229,888	2.9%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Communication
1	Charter Communications OPT LLC	8.000%	4/30/12	92,235	78,861	1.0%
1	Charter Communications OPT LLC	8.375%	4/30/14	76,940	63,860	0.8%
	Citizens Communications	9.250%	5/15/11	72,390	72,752	0.9%
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	70,350	0.9%
1	CSC Holdings, Inc.	6.750%–8.500%	7/15/09–2/15/18	131,410	126,946	1.7%
	DirecTV Holdings	6.375%	6/15/15	70,665	66,955	0.9%
	DirecTV Holdings	7.625%	5/15/16	38,895	38,117	0.5%
	GCI Inc.	7.250%	2/15/14	53,475	46,523	0.6%
^	Intelsat Bermuda Ltd.	6.500%–7.625%	4/15/12–11/1/13	80,505	60,447	0.8%
1	Intelsat Corp.	9.250%	8/15/14	58,350	54,849	0.7%
1	Intelsat Subsidiary Holding Co. Ltd.	8.500%	1/15/13	61,265	57,895	0.7%
1	Intelsat Subsidiary Holding Co. Ltd.	8.875%	1/15/15	3,500	3,220	0.0%
	Liberty Media Corp.	5.700%	5/15/13	75,450	56,399	0.7%
	Liberty Media Corp.	8.250%–8.500%	7/15/29–2/1/30	53,845	28,942	0.4%
	MetroPCS Wireless Inc.	9.250%	11/1/14	53,515	49,769	0.6%
4	Quebecor Media Inc.	7.750%	3/15/16	89,940	70,153	0.9%
	Qwest Capital Funding, Inc.	7.250%–7.900%	8/15/10–2/15/11	32,190	30,317	0.4%
	Qwest Communications
	International Inc.	8.875%	3/15/12	90,455	89,777	1.2%
	Qwest Communications
	International Inc.	7.500%	10/1/14	10,505	9,507	0.1%
	US West Communications Group	6.875%	9/15/33	27,265	19,086	0.3%
1	Videotron Ltd.	9.125%	4/15/18	15,655	15,342	0.2%
†1	Communication—Other				306,637	3.8%
	Consumer Cyclical
	Ford Motor Credit Co.	7.000%	10/1/13	124,665	77,292	1.0%
2,3	Ford Motor Credit Co.	5.000%	12/15/13	156,342	56,283	0.7%
2	Ford Motor Credit Co.	5.544%–8.000%	4/15/09–12/15/16	91,070	72,455	0.9%
	Host Hotels & Resorts LP	6.875%–7.000%	8/15/12–11/1/14	60,730	51,366	0.6%
	Host Marriott LP	7.125%	11/1/13	79,045	67,583	0.9%
	Mandalay Resort Group	9.375%	2/15/10	34,730	28,479	0.4%
	MGM Mirage, Inc.	8.500%	9/15/10	83,325	67,077	0.9%
	MGM Mirage, Inc.	6.750%–8.375%	2/1/11–9/1/12	42,160	24,717	0.4%
	Service Corp. International	6.750%–7.625%	10/1/14–10/1/18	99,303	90,473	1.1%
†1	Consumer Cyclical—Other				266,991	3.4%
	Consumer Noncyclical

	Aramark Corp.	8.500%	2/1/15	74,595	72,171	0.9%
	Biomet, Inc.	10.000%	10/15/17	49,165	50,025	0.6%
	Community Health Systems	8.875%	7/15/15	94,810	91,492	1.2%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,580	0.8%
	Constellation Brands Inc.	7.250%	5/15/17	21,735	20,703	0.3%
	Elan Financial PLC	7.750%	11/15/11	73,235	58,222	0.7%
2	Elan Financial PLC	6.149%–8.875%	11/15/11–12/1/13	72,490	51,348	0.7%
	HCA Inc.	6.375%	1/15/15	96,955	66,414	0.8%
	HCA Inc.	9.250%	11/15/16	66,165	62,030	0.8%
	HCA Inc.	6.500%	2/15/16	69,575	49,398	0.6%
	HCA Inc.	5.750%–7.690%	3/15/14–6/15/25	13,645	8,082	0.1%
	Tenet Healthcare Corp.	9.875%	7/1/14	63,575	51,655	0.7%
	Tenet Healthcare Corp.	6.500%–9.250%	6/1/12–2/1/15	38,890	32,151	0.4%
†	Consumer Noncyclical—Other				343,474	4.4%
	Energy
	Chesapeake Energy Corp.	6.500%	8/15/17	72,645	59,932	0.8%
	Chesapeake Energy Corp.	6.250%–9.500%	2/15/15–1/15/18	144,795	122,808	1.6%
	Newfield Exploration Co.	7.125%	5/15/18	56,260	49,790	0.6%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	67,933	1.0%
	Peabody Energy Corp.	6.875%–7.875%	3/15/13–11/1/26	83,235	75,282	0.9%
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	54,781	0.7%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Pioneer Natural Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	65,655	0.8%
	Pride International Inc.	7.375%	7/15/14	50,760	48,666	0.6%
†1	Energy—Other				439,038	5.6%
†	Other Industrial				16,553	0.2%
	Technology
	SunGard Data Systems, Inc.	9.125%	8/15/13	58,500	48,555	0.6%
†	Technology—Other				76,508	1.0%
†	Transportation				131,208	1.7%
					5,618,678	71.8%
Utilities
	Electric
	AES Corp.	7.750%	10/15/15	49,640	46,537	0.6%
1	AES Corp.	8.000%–8.750%	5/15/13–6/1/20	56,724	53,928	0.7%
	Dynegy Inc.	8.375%	5/1/16	75,465	61,315	0.8%
	Dynegy Inc.	7.750%	6/1/19	59,450	46,074	0.6%
1	Intergen NV	9.000%	6/30/17	57,635	53,024	0.7%
1	IPALCO Enterprises, Inc.	7.250%	4/1/16	11,985	11,056	0.1%
	Mirant North America LLC	7.375%	12/31/13	59,415	57,633	0.7%
	NRG Energy Inc.	7.375%	2/1/16	94,705	90,917	1.2%
	NRG Energy Inc.	7.375%	1/15/17	69,725	65,716	0.8%
	NRG Energy Inc.	7.250%	2/1/14	30,145	28,939	0.4%
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	79,976	1.0%
	Reliant Energy, Inc.	7.875%	6/15/17	20,000	16,100	0.2%
	Texas Competitive
	Electric Holdings Co. LLC	0.000%	11/1/15	77,800	57,961	0.7%
	TXU Corp.	5.550%–6.550%	11/15/14–11/15/34	208,535	83,656	1.1%
†	Electric—Other				139,251	1.8%
	Natural Gas
	El Paso Corp.	7.250%	6/1/18	66,150	60,527	0.8%
	El Paso Corp.	7.000%–12.000%	12/12/13–6/15/17	38,080	37,643	0.4%
†1	Natural Gas—Other				187,025	2.4%
					1,177,278	15.0%
Total Corporate Bonds (Cost $8,651,674)					6,935,057	88.6%
†1Sovereign Bonds (U.S. Dollar-Denominated) (Cost $26,510)					28,689	0.3%
Temporary Cash Investments
Repurchase Agreement
	BNP Paribas Securities Corp.
	(Dated 1/30/09, Repurchase
	Value $509,136,000,
	collateralized by
	U.S. Treasury Bond
	5.500%-7.125%, 2/15/23-8/15/28)	0.260%	2/2/09	509,125	509,125	6.5%

				Shares
Money Market Fund

5,6	Vanguard Market Liquidity Fund	0.780%	22,447,180	22,447	0.3%
Total Temporary Cash Investments (Cost $531,572)				531,572	6.8%
Total Investments (Cost $9,415,518)				7,720,044	98.6%
Other Assets and Liabilities
Other Assets				193,964	2.5%
Liabilities[6]				(85,062)	(1.1%)
				108,902	1.4%
Net Assets				7,828,946	100.0%

High-Yield Corporate Fund

At January 31, 2009, net assets consisted of:
Amount
($000)

Paid-in Capital	11,944,730
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(2,420,310)
Unrealized Appreciation (Depreciation)	(1,695,474)
Net Assets	7,828,946

Investor Shares—Net Assets
Applicable to 881,221,710 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,944,024
Net Asset Value Per Share—Investor Shares	$4.48

Admiral Shares—Net Assets
Applicable to 868,016,881 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,884,922
Net Asset Value Per Share—Admiral Shares	$4.48

•  See Note A in Notes to Financial Statements.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $21,891,000.

1  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $926,632,000, representing 11.8% of net assets.

2  Adjustable-rate security.

3  Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2009, the aggregate value of these securities was $148,892,000, representing 1.9% of net assets.

4  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6  Includes $22,447,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Interest	705,002
Security Lending	1,553
Total Income	706,555
Expenses
Investment Advisory Fees—Note B	3,057
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,377
Management and Administrative—Admiral Shares	3,507
Marketing and Distribution—Investor Shares	1,055
Marketing and Distribution—Admiral Shares	845
Custodian Fees	23
Auditing Fees	31
Shareholders’ Reports—Investor Shares	202
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	11
Total Expenses	17,128
Expenses Paid Indirectly	(23)
Net Expenses	17,105
Net Investment Income	689,450
Realized Net Gain (Loss) on Investment Securities Sold	(924,747)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,213,030)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,448,327)

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	689,450	691,064
Realized Net Gain (Loss)	(924,747)	(47,020)
Change in Unrealized Appreciation (Depreciation)	(1,213,030)	(577,690)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,448,327)	66,354
Distributions
Net Investment Income
Investor Shares	(349,052)	(361,709)
Admiral Shares	(340,398)	(329,355)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(689,450)	(691,064)
Capital Share Transactions
Investor Shares	429,994	(216,455)
Admiral Shares	647,718	264,667
Net Increase (Decrease) from Capital Share Transactions	1,077,712	48,212
Total Increase (Decrease)	(1,060,065)	(576,498)
Net Assets
Beginning of Period	8,889,011	9,465,509
End of Period	7,828,946	8,889,011

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.82	$6.22	$6.19	$6.39	$6.40
Investment Operations
Net Investment Income	.430	.446	.438	.437	.460
Net Realized and Unrealized Gain (Loss)
on Investments	(1.340)	(.400)	.030	(.200)	(.010)
Total from Investment Operations	(.910)	.046	.468	.237	.450
Distributions
Dividends from Net Investment Income	(.430)	(.446)	(.438)	(.437)	(.460)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.430)	(.446)	(.438)	(.437)	(.460)
Net Asset Value, End of Period	$4.48	$5.82	$6.22	$6.19	$6.39

Total Return[1]	–16.19%	0.70%	7.89%	3.89%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,944	$4,602	$5,146	$5,214	$7,246
Ratio of Total Expenses to
Average Net Assets	0.27%	0.25%	0.26%	0.25%	0.22%
Ratio of Net Investment Income to
Average Net Assets	8.33%	7.34%	7.13%	7.01%	7.26%
Portfolio Turnover Rate	21%	26%	47%	44%	51%

1  Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.82	$6.22	$6.19	$6.39	$6.40
Investment Operations
Net Investment Income	.437	.454	.446	.445	.466
Net Realized and Unrealized Gain (Loss)
on Investments	(1.340)	(.400)	.030	(.200)	(.010)
Total from Investment Operations	(.903)	.054	.476	.245	.456
Distributions
Dividends from Net Investment Income	(.437)	(.454)	(.446)	(.445)	(.466)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.437)	(.454)	(.446)	(.445)	(.466)
Net Asset Value, End of Period	$4.48	$5.82	$6.22	$6.19	$6.39

Total Return[1]	–16.09%	0.83%	8.03%	4.04%	7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,885	$4,287	$4,320	$3,856	$2,225
Ratio of Total Expenses to
Average Net Assets	0.15%	0.13%	0.13%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	8.45%	7.46%	7.26%	7.14%	7.36%
Portfolio Turnover Rate	21%	26%	47%	44%	51%

1  Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year. See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2009, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,798,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2009, custodian fee offset arrangements reduced the fund’s expenses by $23,000 (an annual rate of 0.00% of average net assets).

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2009, the fund had available realized losses of $2,401,985,000 to offset future net capital gains of $669,184,000 through January 31, 2010, $721,932,000 through January 31, 2011, $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, $595,940,000 through January 31, 2017, and $341,283,000 through January 31, 2018.

At January 31, 2009, the cost of investment securities for tax purposes was $9,430,297,000. Net unrealized depreciation of investment securities for tax purposes was $1,710,253,000, consisting of unrealized gains of $41,132,000 on securities that had risen in value since their purchase and $1,751,385,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2009, the fund purchased $1,847,165,000 of investment securities and sold $1,274,250,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $59,532,000 and $339,756,000, respectively.

High-Yield Corporate Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,391,654	282,305	1,004,788	165,099
Issued in Lieu of Cash Distributions	282,817	56,122	288,723	47,638
Redeemed[1]	(1,244,477)	(248,027)	(1,509,966)	(249,151)
Net Increase (Decrease)—Investor Shares	429,994	90,400	(216,455)	(36,414)
Admiral Shares
Issued	1,523,814	309,575	1,130,533	185,810
Issued in Lieu of Cash Distributions	224,807	44,539	218,430	36,057
Redeemed[1]	(1,100,903)	(222,678)	(1,084,296)	(179,709)
Net Increase (Decrease)—Admiral Shares	647,718	131,436	264,667	42,158

1 Net of redemption fees for fiscal 2009 and 2008 of $3,592,000 and $1,365,000, respectively (fund totals).

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	22,447
Level 2—Other significant observable inputs	7,697,597
Level 3—Significant unobservable inputs	—
Total	7,720,044

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 81.2% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $35,870,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 81.1% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 82.0% of income dividends are interest-related dividends.

Special 2008 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.8% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$961.35	$1.09
Admiral Shares	1,000.00	961.81	0.64
Institutional Shares	1,000.00	962.08	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$947.34	$1.08
Admiral Shares	1,000.00	947.81	0.59
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,002.03	$1.26
Admiral Shares	1,000.00	1,002.58	0.76
High-Yield Corporate Fund
Investor Shares	$1,000.00	$859.60	$1.31
Admiral Shares	1,000.00	860.12	0.75
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.45	0.77
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.79	$1.43
Admiral Shares	1,000.00	1,024.40	0.82

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.22% for Investor Shares, 0.13% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.25% for Investor Shares and 0.15% for Admiral Shares; for the High-Yield Corporate Fund, 0.28% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
CFA® is a trademark owned by CFA Institute.	at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
The funds or securities referred to herein are not	copies of this information, for a fee, by sending a
sponsored, endorsed, or promoted by MSCI, and MSCI	request in either of two ways: via e-mail addressed to
bears no liability with respect to any such funds or	publicinfo@sec.gov or via regular mail addressed to the
securities. For any such funds or securities, the	Public Reference Section, Securities and Exchange
prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102.
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032009

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.2%)

U.S. Government Securities (6.2%)
	U.S. Treasury Note	3.500%	2/15/10	31,800	32,759
	U.S. Treasury Note	3.625%	6/15/10	2,033	2,116
	U.S. Treasury Note	1.500%	10/31/10	40,550	41,032
	U.S. Treasury Note	1.250%	11/30/10	256,360	258,242
	U.S. Treasury Note	0.875%	12/31/10	264,000	263,876
1	U.S. Treasury Note	4.500%	2/28/11	259,115	278,266
	U.S. Treasury Note	1.125%	12/15/11	195,750	194,771
	U.S. Treasury Note	2.750%	10/31/13	88,000	91,946
					1,163,008
Conventional Mortgage-Backed Securities (1.3%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	3/1/38–9/1/38	98,872	100,540
2,3	Federal Home Loan Mortgage Corp.	5.500%	10/1/38	34,715	35,565
2,3	Federal Home Loan Mortgage Corp.	6.000%	3/1/17–4/1/17	12,446	12,900
2,3	Federal National Mortgage Assn.	5.000%	2/1/38–7/1/38	46,053	46,845
2,3	Federal National Mortgage Assn.	5.500%	4/1/38–7/1/38	17,167	17,583
2,3	Federal National Mortgage Assn.	6.000%	12/1/16–5/1/17	17,463	18,221
2,3	Federal National Mortgage Assn.	6.500%	12/1/11–9/1/16	15,362	16,172
2,3	Federal National Mortgage Assn.	7.000%	10/1/11–4/1/13	811	834
2,3	Federal National Mortgage Assn.	7.500%	3/1/15	352	359
					249,019
Nonconventional Mortgage-Backed Securities (1.7%)
2,3	Federal Home Loan Mortgage Corp.	4.297%	6/1/33	7,216	7,221
2,3	Federal Home Loan Mortgage Corp.	4.354%	6/1/33	6,126	6,155
2,3	Federal Home Loan Mortgage Corp.	4.486%	5/1/33	5,213	5,261
2,3	Federal Home Loan Mortgage Corp.	4.511%	5/1/33	3,859	3,882
2,3	Federal Home Loan Mortgage Corp.	4.546%	7/1/33	20,608	20,893
2,3	Federal Home Loan Mortgage Corp.	4.997%	8/1/33	4,445	4,539
2,3	Federal Home Loan Mortgage Corp.	5.079%	7/1/32	923	943
2,3	Federal Home Loan Mortgage Corp.	5.201%	10/1/32	1,330	1,366
2,3	Federal Home Loan Mortgage Corp.	5.232%	8/1/32	1,563	1,560
2,3	Federal Home Loan Mortgage Corp.	5.245%	8/1/32	2,096	2,071
2,3	Federal Home Loan Mortgage Corp.	5.248%	9/1/32	1,163	1,187
2,3	Federal Home Loan Mortgage Corp.	5.254%	9/1/32	1,504	1,503
2,3	Federal Home Loan Mortgage Corp.	5.276%	9/1/32	1,844	1,882
2,3	Federal Home Loan Mortgage Corp.	5.335%	8/1/33	4,464	4,579
2,3	Federal Home Loan Mortgage Corp.	5.377%	8/1/32	1,965	2,008
2,3	Federal Home Loan Mortgage Corp.	5.559%	8/1/33	3,021	3,063
2,3	Federal Home Loan Mortgage Corp.	5.860%	8/1/37	37,795	38,929
2,3	Federal Home Loan Mortgage Corp.	6.332%	1/1/33	1,682	1,726
2,3	Federal Home Loan Mortgage Corp.	6.461%	2/1/33	1,472	1,508
2,3	Federal National Mortgage Assn.	3.000%	8/25/32	175	175
2,3	Federal National Mortgage Assn.	3.735%	6/1/33	10,245	10,166
2,3	Federal National Mortgage Assn.	4.142%	5/1/33	9,259	9,247
2,3	Federal National Mortgage Assn.	4.151%	12/1/32	1,450	1,396
2,3	Federal National Mortgage Assn.	4.193%	6/1/33	18,467	18,660
2,3	Federal National Mortgage Assn.	4.350%	7/1/33	6,388	6,510
2,3	Federal National Mortgage Assn.	4.429%	5/1/33	6,048	6,088
2,3	Federal National Mortgage Assn.	4.433%	5/1/33	13,488	13,563
2,3	Federal National Mortgage Assn.	4.535%	4/1/33	4,038	4,093
2,3	Federal National Mortgage Assn.	4.552%	4/1/33	6,186	6,269
2,3	Federal National Mortgage Assn.	4.673%	5/1/33	2,275	2,295

2,3	Federal National Mortgage Assn.	4.844%	7/1/33	19,397	19,586
2,3	Federal National Mortgage Assn.	4.874%	7/1/33	12,274	12,454
2,3	Federal National Mortgage Assn.	4.983%	8/1/33	4,560	4,631
2,3	Federal National Mortgage Assn.	5.017%	8/1/33	1,301	1,339
2,3	Federal National Mortgage Assn.	5.049%	10/1/33	5,487	5,622
2,3	Federal National Mortgage Assn.	5.057%	8/1/32	1,271	1,281
2,3	Federal National Mortgage Assn.	5.060%	7/1/32	866	870
2,3	Federal National Mortgage Assn.	5.136%	9/1/33	12,689	12,940
2,3	Federal National Mortgage Assn.	5.192%	8/1/33	8,546	8,639
2,3	Federal National Mortgage Assn.	5.202%	9/1/32	543	548
2,3	Federal National Mortgage Assn.	5.203%	9/1/32	509	516

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Federal National Mortgage Assn.	5.264%	9/1/33	16,237	16,526
2,3	Federal National Mortgage Assn.	5.382%	8/1/33	3,958	4,081
2,3	Federal National Mortgage Assn.	5.394%	8/1/33	5,936	6,057
2,3	Federal National Mortgage Assn.	5.419%	8/1/33	10,112	10,359
2,3	Federal National Mortgage Assn.	5.491%	8/1/37	7,387	7,582
2,3	Federal National Mortgage Assn.	5.581%	2/1/37	7,543	7,740
					309,509
Total U.S. Government and Agency Obligations (Cost $1,703,540)					1,721,536
Corporate Bonds (85.0%)
Asset-Backed/Commercial Mortgage-Backed Securities (25.1%)
2,4	American Express Credit Account Master Trust	0.373%	2/15/13	28,421	27,085
2,4	American Express Credit Account Master Trust	0.363%	12/15/13	22,500	20,663
2,4	American Express Issuance Trust	0.363%	8/15/11	24,500	23,253
5	BA Covered Bond Issuer	5.500%	6/14/12	36,600	36,254
2	Banc of America Commercial Mortgage, Inc.	5.334%	9/10/45	14,475	13,607
2	Banc of America Funding Corp.	5.581%	9/20/46	61,960	40,933
2	Banc of America Mortgage Securities	5.560%	9/25/32	185	169
2	Banc of America Mortgage Securities	6.180%	2/25/33	644	552
2	Banc of America Mortgage Securities	5.136%	5/25/33	2,090	1,823
2	Banc of America Mortgage Securities	4.670%	7/25/33	4,352	3,913
2	Banc of America Mortgage Securities	5.195%	2/25/34	4,821	4,242
2	Banc of America Securities Auto Trust	5.180%	6/18/10	15,356	15,361
2,4	Bank of America Credit Card Trust	0.913%	4/15/13	1,500	1,403
2	Bank of America Credit Card Trust	4.720%	5/15/13	70,200	69,040
2,4	Bank of America Credit Card Trust	0.353%	6/17/13	44,920	41,274
2,4	Bank of America Credit Card Trust	1.033%	12/15/14	65,000	57,123
2	Bear Stearns Adjustable Rate Mortgage Trust	5.777%	10/25/36	71,827	39,892
2	Bear Stearns Adjustable Rate Mortgage Trust	5.472%	5/25/47	58,806	31,344
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.478%	10/12/41	46,800	39,255
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	10,326	9,966
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.330%	1/12/45	11,250	8,906
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	45,000	34,604
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	40,000	30,042
[2,4,5]	BMW Floorplan Master Owner Trust	0.359%	9/17/11	107,500	99,437
2	BMW Vehicle Lease Trust	4.590%	8/15/13	30,800	29,873
2	Cabela’s Master Credit Card Trust	4.310%	12/16/13	59,750	55,383
2	Capital Auto Receivables Asset Trust	4.980%	5/15/11	15,974	15,610
2	Capital Auto Receivables Asset Trust	5.000%	12/15/11	15,760	14,919
2	Capital One Auto Finance Trust	5.250%	8/15/11	20,474	20,017
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	35,159
2,4	Capital One Multi-Asset Execution Trust	0.623%	7/15/13	27,400	25,420
2	Capital One Multi-Asset Execution Trust	4.850%	2/18/14	117,300	113,454
2	Capital One Multi-Asset Execution Trust	5.050%	2/15/16	46,500	43,362

2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	6,426	6,420
2	Chase Issuance Trust	4.960%	9/17/12	37,540	38,359
2,4	Chase Issuance Trust	0.373%	10/15/12	33,000	31,815
2	Chase Issuance Trust	4.650%	12/17/12	4,262	4,328
2,4	Chase Issuance Trust	2.296%	6/16/14	46,250	42,765
2,4	Chase Issuance Trust	0.403%	12/15/14	11,100	10,232
2	Chase Issuance Trust	4.650%	3/15/15	164,000	161,264
2	Chase Issuance Trust	5.400%	7/15/15	80,000	79,976
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	10,090	10,117
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	39,250	39,087
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	49,335
2	Citibank Credit Card Issuance Trust	5.450%	5/10/13	31,585	31,989
2	Citibank Credit Card Issuance Trust	4.850%	4/22/15	216,700	207,716
2,4	Citibank Credit Card Issuance Trust	1.559%	5/22/17	22,500	19,301
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	21,777
2,4	Citibank Credit Card Issuance Trust	1.734%	5/20/20	61,200	48,885
2	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	41,000	32,028
2	Citigroup Mortgage Loan Trust Inc.	5.911%	7/25/37	38,166	22,254
2	Citigroup Mortgage Loan Trust, Inc.	4.649%	3/25/34	7,254	6,072
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	14,270	11,014
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	49,919

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	CNH Equipment Trust	5.200%	8/16/10	4,159	4,155
2	CNH Equipment Trust	4.120%	5/15/12	21,200	18,451
[2,4,5]	CNH Wholesale Master Note Trust	0.393%	7/15/12	29,350	28,656
2	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	19,000	15,138
2	Countrywide Home Loans	4.782%	5/25/33	4,316	3,999
2	Countrywide Home Loans	4.895%	11/19/33	6,370	4,874
2	Countrywide Home Loans	5.324%	3/20/36	30,119	12,978
2	Countrywide Home Loans	5.414%	2/25/47	38,983	18,048
2	Credit Suisse Mortgage Capital Certificates	5.512%	2/15/39	20,800	19,892
2	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	36,575	28,994
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	22,449
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	5,994	5,992
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	15,052	14,955
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	33,100	31,944
2	DaimlerChrysler Auto Trust	4.710%	9/10/12	19,100	18,660
2,4	DaimlerChrysler Master Owner Trust	0.363%	11/15/11	22,000	14,492
2	Discover Card Master Trust	5.100%	10/15/13	47,850	46,267
2	Discover Card Master Trust	5.650%	12/15/15	79,100	73,889
2	Fifth Third Auto Trust	4.070%	1/17/12	67,600	66,224
2	First Horizon Mortgage Pass-Through Trust	5.478%	1/25/37	64,599	44,503
2	First Horizon Mortgage Pass-Through Trust	5.652%	11/25/36	28,290	20,462
2,4	Fleet Home Equity Loan Trust	0.609%	1/20/33	4,828	2,943
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	24,859	24,789
2	Ford Credit Auto Owner Trust	5.250%	9/15/11	41,845	41,153
2	Ford Credit Auto Owner Trust	5.150%	11/15/11	23,820	23,435
2	Ford Credit Auto Owner Trust	3.960%	4/15/12	14,900	14,440
2	Ford Credit Auto Owner Trust	4.280%	5/15/12	91,500	89,234
2	Ford Credit Auto Owner Trust	4.950%	3/15/13	5,550	5,271
2,4	Ford Credit Floorplan Master Owner Trust	0.513%	6/15/11	14,650	14,146
2,4	Ford Credit Floorplan Master Owner Trust	0.583%	6/15/13	57,400	34,698
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,500	19,804
2,4	GE Capital Credit Card Master Note Trust	0.373%	3/15/13	17,600	16,382
2	GMAC Mortgage Corp. Loan Trust	5.296%	11/19/35	11,921	9,209
[2,4,5]	Golden Credit Card Trust	1.333%	7/15/17	91,100	82,677
2,4	Granite Master Issuer PLC	0.399%	12/17/54	7,513	5,109
2,4	Granite Master Issuer PLC	0.429%	12/20/54	22,367	15,472
2	Harley-Davidson Motorcycle Trust	5.240%	1/15/12	4,151	4,090
2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	8,285	7,960
2	Harley-Davidson Motorcycle Trust	5.220%	3/15/12	13,647	13,388
2	Harley-Davidson Motorcycle Trust	5.100%	5/15/12	27,260	26,887
2,5	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	19,841	19,450
2	Honda Auto Receivables Owner Trust	5.100%	3/18/11	41,887	42,132
2	Honda Auto Receivables Owner Trust	5.460%	5/23/11	17,433	17,583
2	Honda Auto Receivables Owner Trust	4.470%	1/18/12	36,400	36,654
2	Honda Auto Receivables Owner Trust	5.090%	7/18/13	5,870	5,947
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	25,523	25,593
2	John Deere Owner Trust	5.040%	7/15/11	17,788	17,911
2,5	JP Morgan Auto Receivables Trust	5.220%	9/15/12	52,000	47,588

2	JP Morgan Mortgage Trust	5.298%	7/25/35	74,454	48,618
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	22,200	21,543
2	JPMorgan Chase Commercial Mortgage Securities	5.298%	5/15/47	18,700	15,359
2	JPMorgan Chase Commercial Mortgage Securities	5.803%	6/15/49	50,700	40,013
2	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	24,053	18,433
2	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	44,610	34,956
[2,4,5]	Kildare Securities Ltd.	2.249%	12/10/43	47,230	37,039
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	37,500	29,752
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	18,701
2	Master Adjustable Rate Mortgages Trust	3.911%	4/25/34	7,929	6,599
2	MBNA Credit Card Master Note Trust	4.500%	1/15/13	19,775	19,540
2	Merrill Lynch Mortgage Investors, Inc.	4.106%	2/25/33	5,601	4,640
2	Merrill Lynch Mortgage Investors, Inc.	4.681%	7/25/33	2,796	2,497
2	Merrill Lynch Mortgage Investors, Inc.	5.093%	2/25/34	11,749	8,346
2	Merrill Lynch Mortgage Investors, Inc.	5.475%	5/25/36	38,604	30,868
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	16,850	16,036
2	Merrill Lynch Mortgage Trust	5.724%	6/12/50	38,100	29,856
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	2,772

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	18,592
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	10,300	8,107
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	15,686
2	Morgan Stanley Capital I	5.649%	6/13/42	81,050	63,264
2	Morgan Stanley Capital I	5.374%	3/12/44	25,330	22,367
2	Morgan Stanley Capital I	5.623%	12/12/49	16,800	12,901
2	Morgan Stanley Capital I	5.090%	10/12/52	19,825	17,550
2,4	Morgan Stanley Dean Witter Credit Card Home Equity Line
	of Credit Trust	0.659%	11/25/15	2,440	2,059
2	Morgan Stanley Mortgage Loan Trust	4.765%	2/25/34	9,614	7,813
2	Morgan Stanley Mortgage Loan Trust	5.416%	6/25/36	36,546	27,137
2,4	National City Credit Card Master Trust	0.383%	8/15/12	57,400	50,806
2,4	National City Credit Card Master Trust	0.383%	3/17/14	24,825	19,899
2	Nissan Auto Receivables Owner Trust	5.030%	5/16/11	11,200	11,282
2	Nissan Auto Receivables Owner Trust	3.890%	8/15/11	39,395	39,196
2	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	55,117	55,481
2	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	40,400	40,792
2	Nissan Auto Receivables Owner Trust	5.930%	7/16/12	34,250	35,273
[2,4,5]	Nordstrom Private Label Credit Card Master Trust	0.393%	5/15/15	93,000	74,889
2,4	Permanent Master Issuer PLC	1.144%	1/15/16	32,800	30,421
2	Provident Funding Mortgage Loan Trust	4.299%	4/25/34	14,783	12,568
2	Residential Funding Mortgage Securities I	5.843%	8/25/36	52,189	33,090
2	Residential Funding Mortgage Securities I	5.950%	9/25/36	23,325	16,061
2	Salomon Brothers Mortgage Securities VII	5.561%	9/25/33	16,788	15,290
2	Sequoia Mortgage Trust	5.637%	9/20/46	63,002	39,834
2,4	Swift Master Auto Receivables Trust	0.433%	6/15/12	12,100	6,855
2,4	Swift Master Auto Receivables Trust	0.983%	10/15/12	21,395	12,423
2	Thornburg Mortgage Securities Trust	4.042%	3/25/44	10,038	7,045
2	USAA Auto Owner Trust	4.900%	2/15/12	29,724	29,799
2	USAA Auto Owner Trust	4.160%	4/16/12	46,113	45,953
2	USAA Auto Owner Trust	4.640%	10/15/12	68,500	69,207
2	USAA Auto Owner Trust	4.500%	10/15/13	28,020	27,424
2	USAA Auto Owner Trust	4.710%	2/18/14	68,375	68,589
2	Volkswagen Auto Loan Enhanced Trust	5.470%	3/20/13	92,350	94,224
2,4	Wachovia Asset Securitization, Inc.	0.649%	6/25/33	1,595	633
2	Wachovia Auto Loan Owner Trust	5.100%	7/20/11	9,223	9,157
2	Wachovia Auto Owner Trust	5.390%	9/20/11	24,614	24,569

2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	22,486
2	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	13,657
2	Washington Mutual Mortgage Pass-Through Certificates	4.567%	1/25/33	545	433
2	Washington Mutual Mortgage Pass-Through Certificates	3.847%	8/25/33	4,880	4,134
2	Washington Mutual Mortgage Pass-Through Certificates	4.565%	9/25/33	6,817	5,711
2	Wells Fargo Home Equity Trust	3.970%	5/25/34	20,189	18,740
2	Wells Fargo Mortgage Backed Securities Trust	5.633%	10/25/36	60,816	39,601
2	World Omni Auto Receivables Trust	5.010%	10/15/10	2,571	2,572
2	World Omni Auto Receivables Trust	5.230%	2/15/11	10,524	10,551
2	World Omni Auto Receivables Trust	3.940%	10/15/12	15,880	15,552
2	World Omni Auto Receivables Trust	5.130%	4/15/13	21,500	21,372
					4,713,571
Finance (30.2%)
	Banking (20.1%)
4	American Express Centurion Bank	0.489%	11/16/09	9,500	9,073
	American Express Centurion Bank	5.200%	11/26/10	29,300	28,337
4	American Express Credit Corp.	0.419%	5/19/09	23,750	23,384
4	American Express Credit Corp.	0.586%	10/4/10	19,600	17,660
	AmSouth Bank NA	6.125%	3/1/09	2,300	2,299
4,5	ANZ National Bank International Ltd.	2.428%	8/7/09	19,600	19,360
5	ANZ National Bank International Ltd.	6.200%	7/19/13	18,175	17,925
	Astoria Financial Corp.	5.750%	10/15/12	12,000	10,014
2,5	Banco Mercantil del Norte	6.135%	10/13/16	19,550	14,076
2,5	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	34,000	30,473
4,5	Banco Santander Chile	2.536%	12/9/09	18,900	18,694
2	Bank of America Capital Trust XIV	5.630%	12/31/49	105,413	40,057
4	Bank of America Corp.	3.292%	8/2/10	20,000	19,396
	Bank of America Corp.	5.375%	8/15/11	59,361	59,822

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Bank of America Corp.	2.100%	4/30/12	91,000	90,388
	Bank of America Corp.	5.375%	9/11/12	40,870	40,510
	Bank of New York Mellon	7.300%	12/1/09	4,900	5,048
	Bank of New York Mellon	4.950%	1/14/11	14,700	15,013
	Bank of New York Mellon	5.125%	11/1/11	3,450	3,536
	Bank of New York Mellon	4.950%	11/1/12	2,800	2,838
	Bank of New York Mellon	4.500%	4/1/13	11,200	10,987
5	Bank of Scotland PLC	4.000%	9/15/09	32,000	31,111
4,5	Bank of Scotland PLC	2.252%	12/8/10	89,800	82,866
4	Barclays Bank PLC	2.498%	8/10/09	46,800	46,679
	Barclays Bank PLC	7.400%	12/15/09	6,788	6,938
	Barclays Bank PLC	5.450%	9/12/12	14,550	14,825
2,5	Barclays Bank PLC	7.375%	12/15/49	4,420	1,941
	BB&T Corp.	6.500%	8/1/11	30,375	31,320
4	Bear Stearns Co., Inc.	2.456%	9/9/09	43,450	43,197
	Bear Stearns Co., Inc.	4.500%	10/28/10	24,158	24,454
4	Bear Stearns Co., Inc.	1.404%	1/31/11	25,020	23,686
	Bear Stearns Co., Inc.	5.350%	2/1/12	9,400	9,411
5	BNP Paribas	4.800%	6/24/15	13,800	12,196
4,5	BTMU Curacao Holdings NV	1.897%	12/19/16	36,725	28,291
	Capital One Bank	5.000%	6/15/09	19,650	19,786
	Capital One Bank	5.750%	9/15/10	3,732	3,723
	Capital One Bank	6.500%	6/13/13	4,875	4,706
4	Capital One Bank FSB	2.096%	3/13/09	48,900	48,845
2,5	CBG Florida REIT Corp.	7.114%	2/15/49	25,100	5,397
4	Charter One Bank N.A.	1.209%	4/24/09	29,370	29,117
	Charter One Bank N.A.	5.500%	4/26/11	16,400	15,961
4	Citigroup, Inc.	2.326%	6/9/09	81,000	79,329
	Citigroup, Inc.	6.500%	1/18/11	14,625	14,157
	Citigroup, Inc.	5.250%	2/27/12	19,900	18,824
6	Citigroup, Inc.	2.125%	4/30/12	91,000	90,543
	Citigroup, Inc.	5.500%	8/27/12	39,297	37,055
	Citigroup, Inc.	5.500%	4/11/13	81,553	75,967
	Citigroup, Inc.	6.500%	8/19/13	15,350	14,796
	Citigroup, Inc.	6.125%	11/21/17	30,905	28,438
2	Citigroup, Inc.	8.400%	4/29/49	72,500	27,913
5	Commonwealth Bank of Australia	5.000%	11/6/12	24,000	22,632
2,5	Commonwealth Bank of Australia	6.024%	3/15/49	21,125	11,287
4,5	Compass Bank	1.997%	10/9/09	46,700	46,591
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	6,630
4,5	Credit Agricole	2.231%	5/28/10	93,750	92,042
2,5	Credit Agricole	6.637%	5/31/49	7,600	2,888
	Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	22,900	23,156
4	Credit Suisse First Boston USA, Inc.	2.349%	8/15/10	41,500	39,180
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	15,600	15,993
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	27,600	28,585
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	39,441	40,552
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	5,727	5,920
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	17,920	17,954
4,5	Deutsche Bank Financial, Inc.	1.494%	4/30/09	11,730	11,670
5	Development Bank of Singapore Ltd.	7.875%	8/10/09	21,600	21,895
4,5	Development Bank of Singapore Ltd.	2.369%	5/16/17	54,850	42,778
4,5	DnB NOR Bank ASA	1.330%	10/13/09	60,900	60,664
	Fifth Third Bancorp.	6.250%	5/1/13	9,075	8,766
4	First Tennessee Bank	2.011%	12/17/09	23,500	23,312
	FirstStar Bank	7.125%	12/1/09	11,985	12,202
	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,073
2	Goldman Sachs Capital II	5.793%	12/29/49	19,430	7,550

4	Goldman Sachs Group, Inc.	1.455%	7/23/09	6,265	6,187
4	Goldman Sachs Group, Inc.	1.577%	12/23/09	49,750	47,946
4	Goldman Sachs Group, Inc.	2.417%	3/2/10	29,300	28,316
4	Goldman Sachs Group, Inc.	1.766%	6/28/10	45,030	41,057
	Goldman Sachs Group, Inc.	5.625%	1/15/17	5,870	5,033
	Goldman Sachs Group, Inc.	6.150%	4/1/18	20,000	18,266
	HSBC Bank PLC	6.950%	3/15/11	4,800	4,916
	HSBC Bank USA	3.875%	9/15/09	38,500	38,823

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	HSBC Bank USA	2.126%	12/14/09	38,500	37,297
5	ICICI Bank Ltd.	5.750%	1/12/12	9,125	7,925
2	Independence Community Bank	3.750%	4/1/14	16,040	13,152
	JPMorgan Chase & Co.	4.600%	1/17/11	9,350	9,448
	JPMorgan Chase & Co.	5.600%	6/1/11	35,000	35,696
	JPMorgan Chase & Co.	4.850%	6/16/11	30,000	30,425
	JPMorgan Chase & Co.	6.625%	3/15/12	19,601	20,458
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	74,172
2	JPMorgan Chase & Co.	4.891%	9/1/15	25,200	23,926
2	JPMorgan Chase & Co.	7.900%	12/29/49	18,000	13,230
	KeyCorp	4.700%	5/21/09	15,700	15,563
4	KeyCorp	0.489%	5/26/09	19,570	19,185
	KeyCorp	6.500%	5/14/13	12,000	11,557
2,5	Lloyds TSB Group PLC	6.267%	11/14/49	23,575	5,854
4,5	Manufacturers & Traders Trust Co.	2.935%	4/1/13	18,050	15,114
	Marshall & Ilsley Bank	5.150%	2/22/12	21,500	19,898
2	Mellon Capital IV	6.244%	6/29/49	32,825	18,546
4	Merrill Lynch & Co., Inc.	3.079%	2/5/10	56,575	54,670
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	28,035	27,526
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	26,315	25,733
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	9,150	9,135
4	Merrill Lynch & Co., Inc.	2.431%	6/5/12	25,000	21,320
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	30,683	30,076
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	14,100	13,495
4	Morgan Stanley Dean Witter	1.374%	1/15/10	100,900	100,119
	Morgan Stanley Dean Witter	6.750%	4/15/11	17,500	17,667
	Morgan Stanley Dean Witter	5.250%	11/2/12	19,610	18,361
	Morgan Stanley Dean Witter	6.625%	4/1/18	45,185	41,413
	National Australia Bank	8.600%	5/19/10	18,760	19,652
	National City Bank	4.250%	1/29/10	13,950	13,970
	National City Bank	6.250%	3/15/11	2,000	2,008
	National City Bank	6.200%	12/15/11	16,300	16,171
	National City Bank	4.625%	5/1/13	5,215	4,929
	National City Bank of Pennsylvania	7.250%	10/21/11	6,228	6,458
	National Westminster Bank PLC	7.375%	10/1/09	9,337	9,254
	North Fork Bancorp., Inc.	5.875%	8/15/12	8,070	6,453
	Northern Trust Co.	5.500%	8/15/13	10,225	10,359
4	PNC Funding Corp.	0.406%	6/12/09	23,450	23,255
	PNC Funding Corp.	5.125%	12/14/10	28,155	28,615
	Regions Financial Corp.	4.375%	12/1/10	1,500	1,427
	Regions Financial Corp.	7.000%	3/1/11	10,385	10,248
	Santander Financial Issuances	6.375%	2/15/11	17,675	16,890
4,5	Santander U.S. Debt, S.A. Unipersonal	2.261%	11/20/09	119,400	113,676
	Sanwa Bank Ltd.	7.400%	6/15/11	9,825	10,191
	Skandinaviska Enskilda Banken	6.875%	2/15/09	11,630	11,646
2,5	Societe Generale	5.922%	12/5/49	9,200	4,098
	Sovereign Bancorp, Inc.	4.800%	9/1/10	7,000	6,689
4	Sovereign Bank	4.903%	8/1/13	2,397	1,822
2	State Street Capital Trust	8.250%	12/29/49	7,450	5,674
	State Street Corp.	7.650%	6/15/10	8,075	8,332
4	State Street Corp.	1.274%	4/30/12	5,000	4,493
4	SunTrust Banks, Inc.	2.253%	5/22/09	14,700	14,710
	SunTrust Banks, Inc.	6.375%	4/1/11	4,600	4,731
4,5	Unicredit Luxembourg Finance	1.600%	1/13/17	51,600	48,636
	US Bank NA	6.375%	8/1/11	25,880	27,562
2	US Central Credit Union	2.700%	9/30/09	1,818	1,818
2	USB Capital IX	6.189%	4/15/49	53,940	22,385

2,5	USB Realty Corp.	6.091%	12/15/49	11,750	4,876
	Wachovia Bank NA	5.000%	8/15/15	9,750	8,769
2	Wachovia Capital Trust III	5.800%	3/15/11	27,485	13,468
	Wachovia Corp.	6.375%	2/1/09	45,800	45,795
	Wachovia Corp.	6.150%	3/15/09	15,650	15,706
	Wachovia Corp.	4.375%	6/1/10	4,050	4,110
	Wachovia Corp.	7.800%	8/18/10	38,950	40,727
	Wachovia Corp.	5.350%	3/15/11	27,047	27,464
4	Wachovia Corp.	1.224%	10/15/11	24,450	22,187

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Corp.	5.300%	10/15/11	46,900	47,705
	Wachovia Corp.	5.500%	5/1/13	29,300	29,907
7	Washington Mutual Bank	5.550%	6/16/10	8,965	2,152
7	Washington Mutual Bank	6.875%	6/15/11	21,983	2
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,975	5,793
	Wells Fargo & Co.	4.200%	1/15/10	41,000	41,675
	Wells Fargo & Co.	4.625%	8/9/10	5,270	5,326
	Wells Fargo & Co.	5.250%	10/23/12	17,675	18,004
	Wells Fargo & Co.	4.375%	1/31/13	15,000	14,790
	Wells Fargo Bank NA	6.450%	2/1/11	57,550	59,550
	Wells Fargo Bank NA	4.750%	2/9/15	27,200	25,062
	Western Financial Bank	9.625%	5/15/12	5,610	5,554
4	Zions Bancorp.	3.689%	12/10/09	65,700	63,419

	Brokerage (0.1%)
	Jefferies Group Inc.	5.875%	6/8/14	7,050	5,668
4,7	Lehman Brothers Holdings, Inc.	2.911%	8/21/09	24,450	3,179
4,7	Lehman Brothers Holdings, Inc.	2.907%	11/16/09	38,620	5,021
4,7	Lehman Brothers Holdings, Inc.	2.951%	5/25/10	19,555	2,542
7	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	9,022
7	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	9,200	1,196
4,7	Lehman Brothers Holdings, Inc.	2.998%	8/19/65	9,410	1

	Finance Companies (5.1%)
	American General Finance Corp.	4.625%	5/15/09	23,935	22,499
	American General Finance Corp.	5.375%	9/1/09	14,065	12,395
	American General Finance Corp.	3.875%	10/1/09	39,000	32,370
	American General Finance Corp.	4.875%	5/15/10	5,200	3,380
	American General Finance Corp.	5.200%	12/15/11	12,700	6,302
	American General Finance Corp.	4.875%	7/15/12	16,678	8,005
	CIT Group, Inc.	5.600%	4/27/11	52,775	45,386
	CIT Group, Inc.	5.800%	7/28/11	24,450	20,538
4	CIT Group, Inc.	2.425%	2/13/12	5,375	3,977
4	General Electric Capital Corp.	2.447%	5/10/10	41,400	40,027
	General Electric Capital Corp.	4.250%	9/13/10	105,250	105,979
	General Electric Capital Corp.	5.000%	12/1/10	34,200	34,940
	General Electric Capital Corp.	5.500%	4/28/11	6,035	6,220
	General Electric Capital Corp.	5.875%	2/15/12	1,497	1,541
	General Electric Capital Corp.	4.375%	3/3/12	17,175	16,987
	General Electric Capital Corp.	5.000%	4/10/12	4,525	4,543
	General Electric Capital Corp.	5.250%	10/19/12	114,658	114,608
	General Electric Capital Corp.	5.450%	1/15/13	13,800	13,916
	General Electric Capital Corp.	4.800%	5/1/13	62,215	60,787
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	9,765
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	2,696
	HSBC Finance Corp.	4.125%	11/16/09	17,500	17,549
	HSBC Finance Corp.	4.625%	9/15/10	50,700	49,907
	HSBC Finance Corp.	5.250%	1/14/11	49,725	49,093
	HSBC Finance Corp.	6.750%	5/15/11	19,050	19,445
	HSBC Finance Corp.	6.375%	10/15/11	15,885	15,986
	HSBC Finance Corp.	5.500%	1/19/16	17,750	16,173
	International Lease Finance Corp.	3.500%	4/1/09	9,410	9,175
	International Lease Finance Corp.	4.750%	7/1/09	6,965	6,547
	International Lease Finance Corp.	4.875%	9/1/10	13,377	11,304
	International Lease Finance Corp.	5.125%	11/1/10	9,750	8,190
	International Lease Finance Corp.	4.950%	2/1/11	45,000	35,662
	International Lease Finance Corp.	5.450%	3/24/11	43,065	34,452
	International Lease Finance Corp.	5.750%	6/15/11	19,550	15,151

	International Lease Finance Corp.	4.750%	1/13/12	13,100	9,759
	International Lease Finance Corp.	6.375%	3/25/13	31,375	23,061
4	SLM Corp.	1.299%	7/27/09	36,000	34,612
	SLM Corp.	4.500%	7/26/10	28,445	26,544

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (3.3%)
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	63,685	65,068
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	10,250	10,670
2	Chubb Corp.	6.375%	3/29/67	3,760	2,577
	Coventry Health Care Inc.	5.875%	1/15/12	2,375	1,812
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	5,850	2,326
2	ING Capital Funding Trust III	5.775%	12/8/49	11,170	4,211
5	ING Security Life Institutional Funding	4.250%	1/15/10	29,500	28,729
5	Jackson National Life Insurance Co.	5.375%	5/8/13	18,650	17,186
5	John Hancock Global Funding II	6.500%	3/1/11	8,000	7,877
5	Liberty Mutual Group	4.875%	2/1/10	9,380	8,966
2,5	Liberty Mutual Group	7.000%	3/15/37	7,600	3,242
2	Lincoln National Corp.	6.050%	4/20/67	8,340	3,670
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	3,695
4,5	MassMutual Global Funding II	1.198%	4/21/11	117,100	115,334
4,5	MassMutual Global Funding II	2.352%	12/6/13	14,950	13,718
4,5	Merna Reinsurance Ltd.	3.209%	7/7/10	18,330	16,680
4,5	MetLife Global Funding I	2.396%	5/18/10	48,900	45,405
5	MetLife Global Funding I	5.125%	4/10/13	23,710	22,688
5	Monumental Global Funding II	4.375%	7/30/09	14,310	14,156
5	Monumental Global Funding II	4.625%	3/15/10	15,385	15,015
5	New York Life Global Funding	4.625%	8/16/10	9,360	9,198
5	New York Life Global Funding	5.250%	10/16/12	9,340	9,262
2,5	Oil Insurance Ltd.	7.558%	6/30/49	13,225	5,082
5	PRICOA Global Funding I	4.200%	1/15/10	18,291	18,066
5	PRICOA Global Funding I	4.625%	6/25/12	5,000	4,710
5	Principal Life Global	4.400%	10/1/10	9,800	9,669
	Principal Life Income Funding	5.125%	3/1/11	29,400	28,870
2	Progressive Corp.	6.700%	6/15/37	7,320	3,975
2	Travelers Cos. Inc.	6.250%	3/15/37	16,175	10,709
4	UnitedHealth Group, Inc.	2.297%	3/2/09	19,575	19,573
	UnitedHealth Group, Inc.	5.125%	11/15/10	18,750	18,885
	UnitedHealth Group, Inc.	5.250%	3/15/11	2,500	2,520
	UnitedHealth Group, Inc.	4.875%	2/15/13	9,330	9,026
	UnumProvident Corp.	5.859%	5/15/09	24,230	23,742
	WellPoint Inc.	4.250%	12/15/09	16,300	16,137
	WellPoint Inc.	5.000%	1/15/11	11,768	11,787
	Willis North America Inc.	5.125%	7/15/10	8,040	7,072
5	Xlliac Global Funding	4.800%	8/10/10	15,700	11,696
2,5	ZFS Finance USA Trust I	5.875%	5/9/32	14,625	5,411

	Other Finance (0.4%)
4	Paccar Financial Corp.	2.199%	5/17/10	70,325	69,854

	Real Estate Investment Trusts (1.2%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,818
	AvalonBay Communities, Inc.	5.500%	1/15/12	9,375	8,698
	Boston Properties, Inc.	6.250%	1/15/13	11,165	9,627
	Brandywine Operating Partnership	5.750%	4/1/12	17,190	12,754
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	4,651
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,100	7,216
	Health Care Property Investors, Inc.	4.875%	9/15/10	24,350	21,452
	Health Care REIT, Inc.	8.000%	9/12/12	19,125	16,309
	HRPT Properties Trust	6.950%	4/1/12	29,100	22,239
	Kimco Realty Corp.	4.820%	8/15/11	14,035	11,995
	Liberty Property LP	6.375%	8/15/12	9,400	7,609
	ProLogis	5.500%	4/1/12	18,820	11,763

	Regency Centers LP	7.950%	1/15/11	4,700	4,347
	Simon Property Group Inc.	4.875%	3/18/10	27,900	27,022
	Simon Property Group Inc.	4.875%	8/15/10	17,950	17,156
	Simon Property Group Inc.	5.300%	5/30/13	22,000	18,706
5	Westfield Capital Corp.	4.375%	11/15/10	18,930	15,629
					5,676,740

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Industrial (25.0%)
	Basic Industry (1.2%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,400	11,996
	Alcoa, Inc.	6.000%	7/15/13	23,250	19,744
	ArcelorMittal	5.375%	6/1/13	37,250	30,968
	ArcelorMittal	6.500%	4/15/14	8,800	7,240
	Barrick Gold Finance Inc.	6.125%	9/15/13	23,250	23,032
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	20,325	21,014
	International Paper Co.	7.950%	6/15/18	7,250	5,841
	Lubrizol Corp.	4.625%	10/1/09	28,128	28,177
	PPG Industries, Inc.	5.750%	3/15/13	15,860	16,066
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	23,250	20,447
	Rohm & Haas Co.	5.600%	3/15/13	20,585	19,295
	Weyerhaeuser Co.	6.750%	3/15/12	9,790	9,407
4,5	Xstrata Finance Dubai Ltd.	2.585%	11/13/09	14,750	13,674

	Capital Goods (2.6%)
	Allied Waste North America Inc.	6.875%	6/1/17	9,125	8,714
5	BAE Systems Holdings Inc.	4.750%	8/15/10	33,386	33,143
	Boeing Capital Corp.	6.500%	2/15/12	10,000	10,514
	Boeing Capital Corp.	5.800%	1/15/13	20,000	20,681
2,5	C8 Capital SPV Ltd.	6.640%	12/15/49	5,600	2,492
4	Caterpillar Financial Services Corp.	2.285%	8/11/09	74,100	73,578
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,000	1,021
	Caterpillar Financial Services Corp.	5.125%	10/12/11	20,000	20,732
	Caterpillar Financial Services Corp.	4.250%	2/8/13	34,995	34,250
	CRH America Inc.	5.625%	9/30/11	28,825	24,855
	Harsco Corp.	5.125%	9/15/13	8,000	8,103
4	Honeywell International, Inc.	1.219%	7/27/09	9,800	9,772
	Honeywell International, Inc.	6.125%	11/1/11	8,238	8,718
	Honeywell International, Inc.	4.250%	3/1/13	14,000	14,177
5	Hutchison Whampoa International Ltd.	5.450%	11/24/10	23,200	23,661
	Ingersoll-Rand GL Holding Company	6.000%	8/15/13	23,225	22,589
	John Deere Capital Corp.	4.875%	3/16/09	2,915	2,920
4	John Deere Capital Corp.	1.373%	10/16/09	35,000	34,625
	John Deere Capital Corp.	5.400%	4/7/10	3,300	3,310
	L-3 Communications Corp.	7.625%	6/15/12	2,325	2,313
	L-3 Communications Corp.	6.125%	7/15/13	1,550	1,457
	L-3 Communications Corp.	5.875%	1/15/15	5,600	5,124
	Lafarge SA	6.150%	7/15/11	1,875	1,630
	Lockheed Martin Corp.	4.121%	3/14/13	4,675	4,786
4	Martin Marietta Material	1.324%	4/30/10	18,750	16,713
2,5	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	3,333	3,371
	Northrop Grumman Corp.	8.000%	10/15/09	5,400	5,515
	Northrop Grumman Corp.	7.125%	2/15/11	9,375	10,338
	Raytheon Co.	4.850%	1/15/11	15,770	15,830
	Roper Industries Inc.	6.625%	8/15/13	13,925	14,007
	Textron Financial Corp.	4.600%	5/3/10	11,750	9,701
	Textron Financial Corp.	5.400%	4/28/13	14,470	10,748
	Thermo Electron Corp.	5.000%	6/1/15	6,730	6,199
	Tyco International Group SA	6.375%	10/15/11	9,765	9,708
	Tyco International Group SA	8.500%	1/15/19	14,600	15,502
	Vulcan Materials Co.	6.300%	6/15/13	7,275	6,580

	Communication (6.2%)
	America Movil SA de C.V.	4.125%	3/1/09	15,625	15,625

4	AT&T Inc.	2.959%	2/5/10	35,200	34,584
	AT&T Inc.	7.300%	11/15/11	47,673	51,625
	AT&T Inc.	4.950%	1/15/13	37,900	38,632
	AT&T Inc.	6.700%	11/15/13	18,500	19,894
	AT&T Inc.	4.850%	2/15/14	24,000	23,988
	AT&T Wireless	7.875%	3/1/11	37,939	40,834
	British Sky Broadcasting Corp.	6.875%	2/23/09	4,750	4,747
	British Sky Broadcasting Corp.	8.200%	7/15/09	47,967	48,513
	British Telecommunications PLC	8.625%	12/15/10	68,983	72,896

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Comcast Cable Communications, Inc.	6.750%	1/30/11	35,372	36,836
	Comcast Corp.	5.850%	1/15/10	33,312	34,113
	Comcast Corp.	5.500%	3/15/11	29,190	29,712
	Cox Communications, Inc.	7.875%	8/15/09	21,348	21,611
	Cox Communications, Inc.	4.625%	1/15/10	13,400	13,317
	Cox Communications, Inc.	4.625%	6/1/13	4,530	4,128
5	Cox Enterprises, Inc.	7.875%	9/15/10	12,000	11,994
	Deutsche Telekom International Finance	8.500%	6/15/10	23,455	24,786
	Deutsche Telekom International Finance	5.875%	8/20/13	29,250	30,265
	France Telecom	7.750%	3/1/11	92,183	98,995
4	Gannett Co., Inc.	2.369%	5/26/09	24,500	23,698
2	NYNEX Corp.	9.550%	5/1/10	4,158	4,274
	Reed Elsevier Capital	7.750%	1/15/14	9,200	9,147
	Telecom Italia Capital	4.000%	1/15/10	35,850	35,038
	Telecom Italia Capital	4.875%	10/1/10	19,700	19,003
	Telefonica Emisiones SAU	5.984%	6/20/11	60,400	62,521
	Telefonica Europe BV	7.750%	9/15/10	9,913	10,491
	Telefonos de Mexico SA	4.750%	1/27/10	18,730	19,011
	Time Warner Cable Inc.	5.400%	7/2/12	12,250	11,845
	Time Warner Cable Inc.	6.200%	7/1/13	27,725	27,209
	Verizon Communications Corp.	5.250%	4/15/13	24,000	24,578
	Verizon Communications Corp.	5.500%	2/15/18	19,525	19,195
	Verizon Global Funding Corp.	7.250%	12/1/10	39,430	41,768
	Verizon Global Funding Corp.	6.875%	6/15/12	18,725	19,971
	Verizon Global Funding Corp.	7.375%	9/1/12	11,000	11,878
5	Verizon Wireless Capital	5.250%	2/1/12	28,250	28,158
5	Verizon Wireless Capital	7.375%	11/15/13	28,000	30,044
5	Vivendi	5.750%	4/4/13	18,225	16,649
	Vodafone AirTouch PLC	7.750%	2/15/10	47,902	49,550
	Vodafone Group PLC	5.500%	6/15/11	24,250	25,111
	Vodafone Group PLC	5.000%	12/16/13	10,900	11,083

	Consumer Cyclical (3.8%)
4,5	American Honda Finance	2.295%	5/12/09	29,400	28,780
5	American Honda Finance	5.125%	12/15/10	24,390	23,917
5	American Honda Finance	4.625%	4/2/13	18,650	17,533
	Autozone, Inc.	6.500%	1/15/14	18,175	17,755
	Best Buy Co.	6.750%	7/15/13	14,500	13,545
	Centex Corp.	5.800%	9/15/09	9,380	9,286
	Centex Corp.	7.875%	2/1/11	5,040	4,662
	CVS Caremark Corp.	4.000%	9/15/09	9,500	9,534
	CVS Caremark Corp.	5.750%	8/15/11	10,000	10,341
2	CVS Caremark Corp.	6.302%	6/1/37	16,400	9,162
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	29,480	28,466
	DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	4,670	4,697
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	11,850	11,302
	Darden Restaurants Inc.	5.625%	10/15/12	6,540	5,837
	Federated Department Stores, Inc.	6.300%	4/1/09	16,875	16,827
	Federated Retail Holding	5.350%	3/15/12	20,092	15,442
	Gamestop Corp.	8.000%	10/1/12	8,750	8,641
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	10,950	8,402
5	Harley-Davidson Inc.	5.000%	12/15/10	9,300	8,178

Harrah’s Entertainment Inc.	7.875%	3/15/10	5,425	3,092
International Speedway Corp.	4.200%	4/15/09	25,770	25,564
J.C. Penney Co., Inc.	8.000%	3/1/10	2,400	2,378
J.C. Penney Co., Inc.	9.000%	8/1/12	25,811	23,612
K. Hovnanian Enterprises	6.250%	1/15/16	7,710	2,120
KB Home	6.375%	8/15/11	8,750	7,481
KB Home	7.250%	6/15/18	2,200	1,584
Lennar Corp.	5.125%	10/1/10	5,300	4,452
Lennar Corp.	5.950%	10/17/11	6,550	5,191
Lowe’s Cos., Inc.	8.250%	6/1/10	8,600	9,136
Lowe’s Cos., Inc.	5.600%	9/15/12	18,275	18,911
Macy’s Retail Holdings Inc.	4.800%	7/15/09	22,297	21,893
Macy’s Retail Holdings Inc.	6.625%	4/1/11	17,146	14,576

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	McDonald’s Corp.	4.300%	3/1/13	13,325	14,041
	MDC Holdings Inc.	7.000%	12/1/12	5,385	4,757
	MGM Mirage, Inc.	8.500%	9/15/10	5,600	4,508
	MGM Mirage, Inc.	6.750%	4/1/13	3,825	2,295
	MGM Mirage, Inc.	5.875%	2/27/14	4,000	2,260
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	27,945
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	38,493
	Royal Caribbean Cruises	7.000%	6/15/13	11,500	7,590
	Royal Caribbean Cruises	6.875%	12/1/13	2,320	1,462
	Target Corp.	5.125%	1/15/13	9,340	9,636
	Tenneco Automotive Inc.	8.625%	11/15/14	4,400	1,364
4	The Walt Disney Co.	1.153%	7/16/10	19,550	19,355
	The Walt Disney Co.	5.700%	7/15/11	3,750	4,002
	The Walt Disney Co.	6.375%	3/1/12	1,900	2,044
	The Walt Disney Co.	4.500%	12/15/13	19,425	20,030
4	Time Warner, Inc.	2.405%	11/13/09	29,500	28,903
	Time Warner, Inc.	6.875%	5/1/12	4,665	4,662
	Toll Corp.	8.250%	2/1/11	2,305	2,253
2	Toyota Motor Credit Corp.	2.750%	8/6/09	2,291	2,294
4	Viacom Inc.	2.271%	6/16/09	34,200	33,776
	Viacom Inc.	5.750%	4/30/11	3,900	3,704
	Wal-Mart Stores, Inc.	4.250%	4/15/13	13,175	13,850
	Wal-Mart Stores, Inc.	4.550%	5/1/13	2,900	3,079
	Walgreen Co.	4.875%	8/1/13	33,650	35,784
	Western Union Co.	5.400%	11/17/11	19,500	19,427
	Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,182

	Consumer Noncyclical (4.8%)
	Abbott Laboratories	3.750%	3/15/11	6,550	6,765
	Abbott Laboratories	5.600%	5/15/11	6,345	6,813
	Abbott Laboratories	5.150%	11/30/12	14,500	15,503
	Altria Group, Inc.	8.500%	11/10/13	46,000	50,579
	AmerisourceBergen Corp.	5.625%	9/15/12	12,420	11,954
	Amgen Inc.	4.000%	11/18/09	29,700	30,233
5	Anheuser-Busch Cos., Inc.	7.200%	1/15/14	69,000	72,614
	Baxter Finco, BV	4.750%	10/15/10	16,300	16,270
	Becton, Dickinson & Co.	7.150%	10/1/09	4,900	5,022
	Biogen Idec Inc.	6.000%	3/1/13	27,065	26,765
4	Cardinal Health, Inc.	1.705%	10/2/09	18,725	18,319
	Cardinal Health, Inc.	6.750%	2/15/11	5,000	5,061
5	Cargill Inc.	3.625%	3/4/09	25,180	25,190
5	Cargill Inc.	5.200%	1/22/13	18,650	17,570
	Clorox Co.	5.000%	3/1/13	2,825	2,839
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	20,400	20,973
5	Cosan Finance Ltd.	7.000%	2/1/17	4,560	3,192
	Covidien International	5.150%	10/15/10	18,680	18,414
	Delhaize America Inc.	5.875%	2/1/14	1,950	1,973
	Diageo Capital PLC	5.125%	1/30/12	1,000	1,031
	Diageo Capital PLC	5.200%	1/30/13	6,540	6,570
4	General Mills, Inc.	1.253%	1/22/10	28,100	27,574
	General Mills, Inc.	5.650%	9/10/12	14,030	14,697
	General Mills, Inc.	5.250%	8/15/13	15,800	16,306
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	24,565	25,901
	H.J. Heinz Co.	5.350%	7/15/13	7,275	7,387
	Hormel Foods Corp.	6.625%	6/1/11	8,900	9,175
	Hospira, Inc.	4.950%	6/15/09	19,000	18,992
4	Hospira, Inc.	1.947%	3/30/10	12,594	11,447
	Hospira, Inc.	5.550%	3/30/12	6,624	6,372

Kellogg Co.	5.125%	12/3/12	9,770	10,373
Kellogg Co.	4.250%	3/6/13	14,000	14,347
Kraft Foods, Inc.	4.125%	11/12/09	30,550	30,893
Kraft Foods, Inc.	5.625%	8/11/10	14,050	14,799
Kraft Foods, Inc.	6.750%	2/19/14	15,600	16,702
Kroger Co.	7.250%	6/1/09	18,442	18,532
Kroger Co.	6.200%	6/15/12	2,800	2,943
Kroger Co.	5.000%	4/15/13	12,200	12,202
Kroger Co.	7.500%	1/15/14	13,825	15,520

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Land O’Lakes Inc.	9.000%	12/15/10	1,590	1,602
	Medco Health Solutions	6.125%	3/15/13	29,250	28,285
	Medtronic Inc.	4.375%	9/15/10	18,800	19,191
	Molson Coors Capital Finance	4.850%	9/22/10	6,575	6,618
	PepsiAmericas Inc.	6.375%	5/1/09	10,170	10,230
	PepsiAmericas Inc.	5.625%	5/31/11	4,890	5,081
	Pepsico, Inc.	4.650%	2/15/13	7,870	8,455
	Philip Morris International Inc.	6.875%	3/17/14	15,500	17,023
	Philips Electronics NV	4.625%	3/11/13	14,000	13,500
	Procter & Gamble Co.	4.600%	1/15/14	13,000	13,830
	Quest Diagnostic, Inc.	5.125%	11/1/10	9,400	9,327
	Reynolds American Inc.	7.625%	6/1/16	3,050	2,722
4,5	SABMiller PLC	1.735%	7/1/09	14,675	14,404
5	SABMiller PLC	6.200%	7/1/11	27,465	27,396
	Safeway, Inc.	4.950%	8/16/10	13,675	13,837
	Safeway, Inc.	6.250%	3/15/14	9,750	10,388
	Smithfield Foods, Inc.	7.750%	7/1/17	6,050	4,084
	Sysco Corp.	4.200%	2/12/13	9,330	9,298
	Whirlpool Corp.	5.500%	3/1/13	14,000	12,874
	Wyeth	6.950%	3/15/11	17,420	18,563
	Wyeth	5.500%	3/15/13	24,848	26,255

	Energy (2.4%)
	Anadarko Finance Co.	6.750%	5/1/11	15,531	15,510
	BP Capital Markets PLC	5.250%	11/7/13	2,575	2,763
	Canadian Natural Resources	6.700%	7/15/11	9,575	9,734
	Canadian Natural Resources	5.150%	2/1/13	14,020	13,335
5	Canadian Oil Sands	4.800%	8/10/09	13,090	13,148
	Conoco Funding Co.	6.350%	10/15/11	27,470	29,495
	ConocoPhillips	8.750%	5/25/10	31,205	33,698
	ConocoPhillips	9.375%	2/15/11	15,375	17,067
	ConocoPhillips	4.750%	2/1/14	48,800	49,100
	Devon Energy Corp.	5.625%	1/15/14	6,400	6,500
	Devon Financing Corp.	6.875%	9/30/11	40,580	42,797
5	GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	5,615
	Kerr McGee Corp.	6.875%	9/15/11	40,130	40,346
	Marathon Oil Corp.	6.125%	3/15/12	24,585	24,605
5	Nabors Industries Inc.	9.250%	1/15/19	26,700	25,305
2,5	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	5,800	4,570
2,5	PF Export Receivables Master Trust	3.748%	6/1/13	6,101	5,423
2,5	PF Export Receivables Master Trust	6.436%	6/1/15	11,623	10,089
	Transocean Inc.	5.250%	3/15/13	2,331	2,192
	Valero Energy Corp.	3.500%	4/1/09	11,600	11,533
	Weatherford International Inc.	5.950%	6/15/12	11,150	10,535
	Weatherford International Inc.	5.150%	3/15/13	16,800	15,371
	XTO Energy, Inc.	5.000%	8/1/10	27,850	27,715
	XTO Energy, Inc.	5.900%	8/1/12	28,225	28,231

	Other Industrial (0.0%)
	Duke Univ.	4.200%	4/1/14	7,200	7,313

	Technology (1.9%)
	Agilent Technologies Inc.	6.500%	11/1/17	8,325	6,094
	Cisco Systems Inc.	5.250%	2/22/11	19,975	21,148
	Dell Inc.	4.700%	4/15/13	37,220	36,509
	Dun & Bradstreet Corp.	6.000%	4/1/13	25,100	25,502
	Fiserv, Inc.	6.125%	11/20/12	24,370	23,541
4	Hewlett-Packard Co.	2.056%	6/15/10	23,450	23,204

	International Business Machines Corp.	4.950%	3/22/11	40,650	42,696
	International Business Machines Corp.	4.750%	11/29/12	7,950	8,372
	Intuit Inc.	5.400%	3/15/12	9,375	8,639
	Lexmark International Inc.	5.900%	6/1/13	18,550	15,588
4	Oracle Corp.	2.193%	5/14/10	93,775	92,689
	Oracle Corp.	4.950%	4/15/13	19,513	20,613
	Pitney Bowes, Inc.	5.000%	3/15/15	14,170	13,919
	Xerox Corp.	6.875%	8/15/11	11,395	11,159

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (2.1%)
2	American Airlines, Inc.	3.857%	7/9/10	6,385	5,842
	American Airlines, Inc.	6.817%	5/23/11	7,453	5,515
	American Airlines, Inc.	7.858%	10/1/11	15,885	13,661
	Burlington Northern Santa Fe Corp.	5.900%	7/1/12	14,700	14,875
	Canadian National Railway Co.	4.250%	8/1/09	3,000	2,999
	Canadian National Railway Co.	6.375%	10/15/11	4,500	4,608
	Continental Airlines, Inc.	7.056%	9/15/09	4,173	4,048
2	Continental Airlines, Inc.	6.648%	9/15/17	2,977	2,411
2	Continental Airlines, Inc.	6.900%	1/2/18	2,969	2,420
2	Continental Airlines, Inc.	9.798%	4/1/21	7,919	5,385
	CSX Corp.	4.875%	11/1/09	5,740	5,691
	CSX Corp.	6.750%	3/15/11	16,800	16,926
	Delta Air Lines, Inc.	7.570%	11/18/10	45,690	42,035
2	Delta Air Lines, Inc.	6.821%	8/10/22	10,228	7,057
2	Delta Air Lines, Inc.	8.021%	8/10/22	5,073	2,942
4,5	ERAC USA Finance Co.	1.424%	4/30/09	9,400	9,200
4,5	ERAC USA Finance Co.	2.431%	8/28/09	19,500	18,527
5	ERAC USA Finance Co.	7.950%	12/15/09	12,270	11,830
5	ERAC USA Finance Co.	8.000%	1/15/11	8,400	7,673
	FedEx Corp.	3.500%	4/1/09	32,895	32,966
	FedEx Corp.	5.500%	8/15/09	28,425	28,746
	Greenbrier Co. Inc.	8.375%	5/15/15	9,113	4,921
2,4	JetBlue Airways Corp.	2.371%	12/15/13	15,866	12,368
4	JetBlue Airways Corp.	2.416%	3/15/14	25,765	14,688
4	JetBlue Airways Corp.	2.599%	11/15/16	19,135	10,567
	Norfolk Southern Corp.	8.625%	5/15/10	10,290	10,727
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	16,783
	Norfolk Southern Corp.	5.257%	9/17/14	10,806	10,372
	Ryder System Inc.	6.000%	3/1/13	18,660	16,074
5	Southwest Airlines Co.	10.500%	12/15/11	24,375	25,228
	Union Pacific Corp.	3.625%	6/1/10	19,320	19,081
	Union Pacific Corp.	5.450%	1/31/13	4,680	4,689
2	United Air Lines Inc.	7.186%	4/1/11	8,762	8,280
					4,700,161
Utilities (4.7%)
	Electric (3.2%)
5	AES Panama SA	6.350%	12/21/16	8,500	6,700
4	Alabama Power Co.	2.347%	8/25/09	20,990	20,784
	Alabama Power Co.	4.850%	12/15/12	6,840	7,031
	American Water Capital Corp.	6.085%	10/15/17	29,200	26,174
	Appalachian Power Co.	5.650%	8/15/12	16,870	16,864
	Carolina Power & Light Co.	6.500%	7/15/12	11,832	12,231
	Carolina Power & Light Co.	5.125%	9/15/13	4,650	4,807
	Commonwealth Edison Co.	6.150%	3/15/12	4,000	4,038
	Consumers Energy Co.	4.800%	2/17/09	10,783	10,772
	Consumers Energy Co.	4.400%	8/15/09	9,370	9,298
	Consumers Energy Co.	4.000%	5/15/10	22,567	22,166
2	Dominion Resources, Inc.	6.300%	9/30/66	37,740	20,281
5	EDP Finance BV	5.375%	11/2/12	14,750	14,059
	Entergy Arkansas Inc.	5.400%	8/1/13	9,280	8,781
	FirstEnergy Corp.	6.450%	11/15/11	7,750	7,719
	Florida Power Corp.	4.500%	6/1/10	14,775	14,888
4	FPL Group Capital, Inc.	2.751%	6/17/11	23,250	21,438
5	FPL Group Capital, Inc.	7.590%	7/10/18	18,875	14,907
2	FPL Group Capital, Inc.	6.350%	10/1/66	8,820	6,165
2,5	GWF Energy LLC	6.131%	12/30/11	5,434	5,539
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	5,500	4,928

MidAmerican Energy Co.	5.650%	7/15/12	32,800	33,927
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	12,700	12,968
Nevada Power Co.	6.500%	4/15/12	8,150	8,240
Northeast Utilities	7.250%	4/1/12	16,385	16,175
Northeast Utilities	5.650%	6/1/13	23,250	21,513
Northern States Power Co.	4.750%	8/1/10	7,350	7,366
Northern States Power Co.	8.000%	8/28/12	20,650	22,784

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NStar Electric Co.	4.875%	10/15/12	5,480	5,446
	Ohio Power Co.	5.300%	11/1/10	10,030	10,171
5	Oncor Electric Delivery Co.	5.950%	9/1/13	18,570	17,809
	Pacific Gas & Electric Co.	4.200%	3/1/11	11,950	11,915
	Pacific Gas & Electric Co.	6.250%	12/1/13	4,600	4,922
	PECO Energy Co.	5.950%	11/1/11	8,500	8,745
4	Pepco Holdings, Inc.	2.828%	6/1/10	11,510	10,548
	PPL Capital Funding, Inc.	4.330%	3/1/09	34,242	34,192
2	PPL Capital Funding, Inc.	6.700%	3/30/67	20,650	11,594
	PPL Electric Utilities Corp.	6.250%	8/15/09	19,070	19,168
	Public Service Co. of Colorado	6.875%	7/15/09	22,758	22,862
	Sierra Pacific Power Co.	5.450%	9/1/13	9,280	9,002
4	Southern California Edison Co.	3.292%	2/2/09	7,500	7,500
	Southern California Edison Co.	7.625%	1/15/10	7,150	7,433
	Tampa Electric Co.	6.875%	6/15/12	4,700	4,829
	Tampa Electric Co.	6.375%	8/15/12	7,459	7,556
	Wisconsin Energy Corp.	6.500%	4/1/11	16,850	17,221

	Natural Gas (1.5%)
	AGL Capital Corp.	7.125%	1/14/11	9,900	9,975
2	Enbridge Energy Partners	8.050%	10/1/37	4,615	2,577
	Energy Transfer Partners LP	6.000%	7/1/13	9,350	8,761
	Enterprise Products Operating LP	5.650%	4/1/13	23,970	22,891
	Enterprise Products Operating LP	9.750%	1/31/14	9,750	10,621
2	Enterprise Products Operating LP	8.375%	8/1/66	20,700	12,932
5	Gulf South Pipeline Co.	5.750%	8/15/12	23,400	22,108
	Kinder Morgan Energy Partners LP	6.750%	3/15/11	3,750	3,831
5	NGPL Pipeco LLC	6.514%	12/15/12	23,370	22,561
	ONEOK Partners, LP	8.875%	6/15/10	7,950	8,228
	ONEOK Partners, LP	5.900%	4/1/12	9,370	9,066
	Plains All American Pipeline LP	4.750%	8/15/09	26,800	26,336
4,5	Rockies Express Pipeline LLC	5.100%	8/20/09	61,500	61,500
5	Rockies Express Pipeline LLC	6.250%	7/15/13	9,250	9,317
	Southern Union Co.	6.089%	2/16/10	17,580	16,483
2	Southern Union Co.	7.200%	11/1/66	17,625	7,050
	Teppco Partners, LP	5.900%	4/15/13	36,800	32,828
2	Trans-Canada Pipelines	6.350%	5/15/67	7,500	3,924
					884,445
Total Corporate Bonds (Cost $17,566,107)					15,974,917
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
4	Bank of Ireland	1.897%	12/18/09	61,800	60,279
	China Development Bank	8.250%	5/15/09	18,790	18,969
5	Export-Import Bank of Korea	4.125%	2/10/09	19,200	19,165
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	16,465
5	Gaz Capital SA	6.212%	11/22/16	14,100	10,434
	Korea Development Bank	5.300%	1/17/13	18,675	16,668
2	Pemex Finance Ltd.	9.690%	8/15/09	6,150	6,185
	Petrobras International Finance	9.125%	7/2/13	5,587	6,258
	Petrobras International Finance	7.750%	9/15/14	1,600	1,744
2,5	Petroleum Export/Cayman	4.623%	6/15/10	9,833	8,756
2,5	Petroleum Export/Cayman	5.265%	6/15/11	13,818	11,610
5	Petronas Capital Ltd.	7.000%	5/22/12	20,700	21,415
2,5	Qatar Petroleum	5.579%	5/30/11	13,057	12,444
2,5	Ras Laffan Liquefied Natural Gas Co. Ltd.	3.437%	9/15/09	7,496	7,460
2,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	14,590	11,367

5	Taqa Abu Dhabi National Energy Co.	5.620%	10/25/12	9,400	8,903
5	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	15,000	12,851
5	Trans Capital Investment	5.670%	3/5/14	25,475	19,101
Total Sovereign Bonds (Cost $294,519)					270,074

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.6%)
	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.113%	10/15/12	47,450	42,157
	Louisiana Public Facs. Auth. Systems Rev.	4.500%	2/1/14	63,850	64,757
	New York City NY IDA Special Fac. Rev.
	(American Airlines Inc. J.F.K International Project)	7.500%	8/1/16	3,400	2,854
Total Taxable Municipal Bonds (Cost $114,561)					109,768
Tax-Exempt Municipal Bonds (0.5%)
	California GO CP	9.750%	2/3/09	53,750	53,750
	California GO CP	9.750%	2/3/09	37,200	37,200
Total Tax-Exempt Municipal Bonds (Cost $90,950)					90,950

				Shares
Preferred Stocks (0.8%)
	Aspen Insurance Holdings	7.401%		262,600	3,742
	Bank of America Corp.	5.908%		736,360	5,552
	Bank of America Corp.	1.250%		152,000	1,058
	Fannie Mae	5.948%		934,000	579
	General Electric Capital Corp.	6.450%		300,000	6,768
	Goldman Sachs Group, Inc.	6.050%		2,080,000	28,246
7	Lehman Brothers Holdings	7.250%		29,160	21
	Santander Financial	6.800%		404,900	6,896
	Southern California Edison Co.	5.349%		1,234,390	97,945
	SunTrust Banks, Inc.	6.224%		369,500	4,360
	Zions Bancorp	6.214%		293,775	2,612
Total Preferred Stocks (Cost $289,882)					157,779
Temporary Cash Investment (2.2%)
8	Vanguard Market Liquidity Fund (Cost $403,482)	0.780%		403,482,217	403,482
Total Investments (99.7%) (Cost $20,463,041)					18,728,506
Other Assets and Liabilities—Net (0.3%)					54,778
Net Assets (100%)					18,783,284

1  Securities with a value of $18,256,000 have been segregated as initial margin for open futures contracts.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

4  Adjustable-rate security.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $2,535,007,000, representing 13.5% of net assets.

6  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

7  Non-income-producing security--security in default.

8  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.0%)
U.S. Government Securities (9.4%)
	U.S. Treasury Note	3.125%	9/30/13	13,000	13,790
	U.S. Treasury Note	2.000%	11/30/13	10,000	10,095
	U.S. Treasury Note	1.500%	12/31/13	148,650	146,490
	U.S. Treasury Note	4.250%	8/15/15	8,000	8,985
	U.S. Treasury Note	4.625%	2/15/17	4,500	5,109
1	U.S. Treasury Note	3.875%	5/15/18	70,360	76,417
	U.S. Treasury Note	4.000%	8/15/18	79,300	87,057
	U.S. Treasury Note	3.750%	11/15/18	405,175	436,386
					784,329
Conventional Mortgage-Backed Securities (0.6%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	8/1/38	22,268	22,644
2,3	Federal Home Loan Mortgage Corp.	6.000%	4/1/17	3,212	3,329
2,3	Federal National Mortgage Assn.	5.000%	7/1/38	22,416	22,801
					48,774
Nonconventional Mortgage-Backed Securities (0.0%)
2,3	Federal Home Loan Mortgage Corp.	5.245%	8/1/32	833	823
2,3	Federal Home Loan Mortgage Corp.	5.276%	9/1/32	333	340
					1,163
Total U.S. Government and Agency Obligations (Cost $831,931)					834,266
Corporate Bonds (83.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (8.3%)
3,4	American Express Credit Account Master Trust	0.363%	12/15/14	15,000	13,168
3,4	American Express Credit Account Master Trust	0.383%	9/15/16	10,000	8,103
5	BA Covered Bond Issuer	5.500%	6/14/12	11,000	10,896
3,4	Banc of America Commercial Mortgage, Inc.	6.158%	2/10/51	20,000	14,590
3	Bank One Issuance Trust	4.370%	4/15/12	10,000	9,406
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.463%	4/12/38	8,200	5,785
3	Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	7,904	7,169
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	9/11/41	14,100	9,701
3	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	6,441	6,216

3	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	13,000	9,997
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	11,900	8,938
3	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	6,511
3,4	Capital One Multi-Asset Execution Trust	0.463%	8/15/14	3,600	3,174
3,4	Capital One Multi-Asset Execution Trust	1.144%	7/15/15	2,750	2,304
3	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	15,400	13,278
3,4	Chase Issuance Trust	0.403%	7/15/14	10,000	9,160
3	Chase Issuance Trust	5.120%	10/15/14	2,415	2,426
3	Chase Issuance Trust	4.650%	3/15/15	49,000	48,183
3	Citibank Credit Card Issuance Trust	5.150%	3/7/11	11,125	11,079
3	Citibank Credit Card Issuance Trust	5.450%	5/10/13	6,386	6,468
3,4	Citibank Credit Card Issuance Trust	0.429%	10/20/14	25,000	22,007
3	Citibank Credit Card Issuance Trust	4.850%	4/22/15	50,000	47,927
3	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	9,238
3,4	Citibank Credit Card Issuance Trust	1.559%	5/22/17	4,400	3,774
3,4	Citibank Credit Card Issuance Trust	1.734%	5/20/20	11,800	9,425
3	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	13,000	10,155
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	4,270	3,296
3	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	5,600	4,462
3,4	Credit Suisse First Boston Mortgage Securities Corp.	5.104%	8/15/38	2,000	1,708
3	Credit Suisse Mortgage Capital Certificates	5.551%	2/15/39	10,400	7,345
3	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	11,000	8,720
3	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	6,789
3	Discover Card Master Trust	5.650%	12/15/15	15,000	14,012
3,4	Fleet Home Equity Loan Trust	0.609%	1/20/33	1,426	869
3,4	Ford Credit Floorplan Master Owner Trust	0.583%	6/15/13	17,200	10,397
3	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,350	5,168
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	15,000	13,283
3	GS Mortgage Securities Corp. II	4.751%	7/10/39	5,300	4,447
3	Honda Auto Receivables Owner Trust	4.470%	1/18/12	2,500	2,517

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Honda Auto Receivables Owner Trust	4.880%	9/18/14	10,000	9,815
3,4	JPMorgan Chase Commercial Mortgage Securities	5.475%	4/15/43	20,045	14,782
3,4	JPMorgan Chase Commercial Mortgage Securities	5.038%	3/15/46	5,999	4,491
3	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	7,000	5,365
3	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	12,000	7,546
3	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	13,370	10,477
3	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	15,275	9,544
3	Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	12,103
3,4	MBNA Credit Card Master Note Trust	0.353%	2/15/12	15,000	14,727
3,4	MBNA Credit Card Master Note Trust	0.393%	6/15/15	31,000	26,134
3	Merrill Lynch Mortgage Trust	5.724%	6/12/50	11,000	8,620
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	17,000	10,576
3	Morgan Stanley Capital I	5.649%	6/13/42	24,100	18,811
3,4	Morgan Stanley Capital I	5.386%	3/12/44	10,000	7,050
3	Morgan Stanley Capital I	5.623%	12/12/49	4,700	3,609
3,4	Morgan Stanley Dean Witter Credit Card Home Equity Line
	of Credit Trust	0.659%	11/25/15	718	606
3,4	National City Credit Card Master Trust	0.383%	8/15/12	10,000	8,851
3,4	National City Credit Card Master Trust	0.383%	3/17/14	15,000	12,023
3	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	6,800	6,845
[3,4,5]	Nordstrom Private Label Credit Card Master Trust	0.393%	5/15/15	28,000	22,547
3	PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	15,903
3,4	Target Credit Card Master Trust	0.449%	10/27/14	15,000	12,924
3,4	TIAA Seasoned Commercial Mortgage Trust	5.805%	8/15/39	4,000	3,099
3	USAA Auto Owner Trust	4.640%	10/15/12	4,225	4,269
3	Volkswagen Auto Loan Enhanced Trust	5.470%	3/20/13	8,000	8,162
3	Wachovia Bank Commercial Mortgage Trust	4.847%	10/15/41	7,308	6,442
3	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	5,000	4,247
3,4	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	24,500	20,735
3	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	6,800
3	Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/48	10,000	6,631
					695,825
Finance (34.7%)
	Banking (22.8%)
	American Express Bank, FSB	5.500%	4/16/13	7,000	6,627

4	American Express Centurion Bank	0.489%	11/16/09	5,000	4,775
	American Express Centurion Bank	5.200%	11/26/10	8,750	8,463
	American Express Centurion Bank	5.550%	10/17/12	10,400	9,928
	American Express Centurion Bank	6.000%	9/13/17	21,000	18,962
	American Express Co.	4.875%	7/15/13	16,417	15,400
	AmSouth Bank NA	5.200%	4/1/15	10,000	7,401
5	ANZ Capital Trust II	5.360%	12/15/49	10,000	5,847
	Astoria Financial Corp.	5.750%	10/15/12	9,000	7,511
3,5	Banco Mercantil del Norte	6.862%	10/13/21	5,000	2,882
3,5	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	8,550	7,663
5	Banco Santander Peru	5.375%	12/9/14	4,000	3,544
3	Bank of America Capital Trust XIV	5.630%	12/31/49	18,540	7,045
6	Bank of America Corp.	2.100%	4/30/12	40,000	39,731
	Bank of America Corp.	4.875%	1/15/13	16,021	15,330
	Bank of America Corp.	5.250%	12/1/15	15,000	12,796
	Bank of America Corp.	5.300%	3/15/17	14,527	12,982
	Bank of America Corp.	5.420%	3/15/17	52,300	43,550
	Bank of America Corp.	6.000%	9/1/17	5,750	5,454
	Bank of America Corp.	5.650%	5/1/18	10,000	9,065
	Bank of New York Mellon	4.500%	4/1/13	10,000	9,810
	Bank of New York Mellon	4.950%	3/15/15	14,500	13,594
	Bank of New York Mellon	5.500%	12/1/17	5,465	5,264
	Bank One Corp.	4.900%	4/30/15	15,000	13,789
3,5	Barclays Bank PLC	5.926%	12/15/49	15,000	5,700
	BB&T Corp.	6.500%	8/1/11	12,500	12,889
	BB&T Corp.	4.750%	10/1/12	5,000	4,918
	BB&T Corp.	4.900%	6/30/17	15,300	13,603
3	BBVA International Preferred Unipersonal	5.919%	12/31/49	7,000	2,240
	Bear Stearns Co., Inc.	5.700%	11/15/14	10,785	10,534
	Bear Stearns Co., Inc.	5.300%	10/30/15	18,073	17,051

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bear Stearns Co., Inc.	7.250%	2/1/18	31,000	32,928
5	BNP Paribas	4.800%	6/24/15	10,000	8,838
4,5	BTMU Curacao Holdings NV	1.897%	12/19/16	10,790	8,312
	Capital One Financial Corp.	6.150%	9/1/16	25,000	18,515
	Capital One Financial Corp.	6.750%	9/15/17	15,000	13,784
3,5	CBG Florida REIT Corp.	7.114%	2/15/49	17,340	3,728
	Citigroup, Inc.	7.250%	10/1/10	900	873
6	Citigroup, Inc.	2.125%	4/30/12	40,000	39,799
	Citigroup, Inc.	5.625%	8/27/12	20,000	17,981
	Citigroup, Inc.	5.500%	4/11/13	13,550	12,622
	Citigroup, Inc.	5.000%	9/15/14	37,000	29,192
	Citigroup, Inc.	5.300%	1/7/16	10,000	8,782
	Citigroup, Inc.	5.850%	8/2/16	10,000	9,146
	Citigroup, Inc.	5.500%	2/15/17	25,000	19,971
	Citigroup, Inc.	6.125%	11/21/17	13,400	12,330
	Citigroup, Inc.	6.125%	5/15/18	10,000	9,171
3	Citigroup, Inc.	8.400%	4/29/49	22,000	8,470
	Comerica Bank	5.750%	11/21/16	4,000	3,280
5	Commonwealth Bank of Australia	5.000%	11/6/12	15,500	14,616
3,5	Commonwealth Bank of Australia	6.024%	3/15/49	17,050	9,109
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,330
3,5	Credit Agricole	6.637%	5/31/49	18,900	7,182
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	10,710	11,012
	Credit Suisse New York	6.000%	2/15/18	76,500	69,806
	Deutsche Bank AG London	4.875%	5/20/13	50,000	49,339
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	8,936
4,5	Development Bank of Singapore Ltd.	2.369%	5/16/17	16,500	12,868
	Fifth Third Bancorp.	4.750%	2/1/15	31,825	26,652
	First Tennessee Bank	5.050%	1/15/15	5,000	3,421
	Golden West Financial Corp.	4.750%	10/1/12	22,450	22,081
3	Goldman Sachs Capital II	5.793%	12/29/49	30,000	11,658
4	Goldman Sachs Group, Inc.	1.455%	7/23/09	3,575	3,530
4	Goldman Sachs Group, Inc.	1.766%	6/28/10	8,925	8,138
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	24,864
	Goldman Sachs Group, Inc.	6.250%	9/1/17	10,000	9,277
	Goldman Sachs Group, Inc.	5.950%	1/18/18	27,000	24,366
	Goldman Sachs Group, Inc.	6.150%	4/1/18	10,075	9,202
	Goldman Sachs Group, Inc.	7.500%	2/15/19	5,000	4,883
5	HBOS Treasury Services PLC	6.750%	5/21/18	5,000	4,205
	HSBC Bank USA	4.625%	4/1/14	22,000	21,568
	Hudson United Bank	7.000%	5/15/12	9,200	9,793
5	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,323
	JPMorgan Chase & Co.	4.500%	1/15/12	5,000	5,046
	JPMorgan Chase & Co.	6.625%	3/15/12	2,800	2,922
	JPMorgan Chase & Co.	5.750%	1/2/13	10,000	10,083
	JPMorgan Chase & Co.	4.750%	5/1/13	17,200	17,127
	JPMorgan Chase & Co.	4.875%	3/15/14	5,000	4,753
	JPMorgan Chase & Co.	6.125%	6/27/17	15,000	14,694
	JPMorgan Chase & Co.	6.000%	10/1/17	23,000	22,675
	JPMorgan Chase & Co.	6.000%	1/15/18	18,000	18,158
3	JPMorgan Chase & Co.	7.900%	12/29/49	5,650	4,153
	KeyBank NA	4.950%	9/15/15	18,000	14,546
	KeyBank NA	5.450%	3/3/16	2,500	2,060
3,5	Lloyds TSB Group PLC	6.267%	11/14/49	6,875	1,707
4,5	Manufacturers & Traders Trust Co.	2.935%	4/1/13	2,750	2,303

Manufacturers & Traders Trust Co.	6.625%	12/4/17	13,555	12,930
Marshall & Ilsley Bank	5.250%	9/4/12	4,000	3,623
Marshall & Ilsley Bank	5.000%	1/17/17	10,000	7,371
MBNA Corp.	7.500%	3/15/12	6,145	6,386
Mellon Bank NA	4.750%	12/15/14	5,000	4,768
Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	9,223
Merrill Lynch & Co., Inc.	5.450%	2/5/13	5,425	5,192
Merrill Lynch & Co., Inc.	6.050%	5/16/16	15,000	13,075
Merrill Lynch & Co., Inc.	5.700%	5/2/17	12,000	9,978
Merrill Lynch & Co., Inc.	6.875%	4/25/18	27,750	26,584
Morgan Stanley Dean Witter	4.750%	4/1/14	26,250	21,741

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley Dean Witter	6.000%	4/28/15	3,000	2,735
	Morgan Stanley Dean Witter	5.375%	10/15/15	15,000	13,120
	Morgan Stanley Dean Witter	6.250%	8/28/17	3,825	3,407
	Morgan Stanley Dean Witter	5.950%	12/28/17	38,000	32,990
	Morgan Stanley Dean Witter	6.625%	4/1/18	52,150	47,796
	National Australia Bank	8.600%	5/19/10	5,000	5,238
	National Australia Bank	5.350%	6/12/13	8,200	7,849
	National City Bank	6.250%	3/15/11	8,000	8,030
	National City Bank	5.250%	12/15/16	7,500	7,109
	National City Bank	5.800%	6/7/17	5,012	4,579
	National City Corp.	4.900%	1/15/15	28,435	26,164
	National City Corp.	6.875%	5/15/19	2,500	2,319
	Northern Trust Co.	5.500%	8/15/13	3,000	3,039
5	Northern Trust Co.	5.850%	11/9/17	7,280	7,190
	Northern Trust Co.	6.500%	8/15/18	4,000	4,117
	PNC Bank NA	4.875%	9/21/17	6,100	5,363
	PNC Bank NA	6.000%	12/7/17	4,500	4,195
	PNC Bank NA	6.875%	4/1/18	11,085	10,672
	Regions Financial Corp.	6.375%	5/15/12	8,975	8,499
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	2,000	1,804
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	4,000	3,471
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,228	1,063
	Sanwa Bank Ltd.	7.400%	6/15/11	2,825	2,930
5	Scotland International Finance	7.700%	8/15/10	10,000	10,071
	Skandinaviska Enskilda Banken	6.875%	2/15/09	5,000	5,007
5	Societe Generale	5.750%	4/20/16	5,200	4,544
3,5	Societe Generale	5.922%	12/5/49	20,000	8,908
	Southtrust Corp.	5.800%	6/15/14	14,705	14,243
	Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,778
	Sovereign Bancorp, Inc.	8.750%	5/30/18	5,000	4,434
4	Sovereign Bank	4.903%	8/1/13	2,458	1,868
	State Street Capital Trust	5.300%	1/15/16	12,000	11,435
4	SunTrust Banks, Inc.	2.337%	6/2/09	12,175	12,159
4	SunTrust Banks, Inc.	1.735%	4/1/15	6,000	5,151
	SunTrust Banks, Inc.	6.000%	9/11/17	10,000	9,483
	SunTrust Banks, Inc.	5.450%	12/1/17	5,000	4,647
	SunTrust Banks, Inc.	7.250%	3/15/18	13,000	13,135
3,5	Toronto-Dominion Bank	6.378%	10/15/49	13,000	5,380
	UBS AG	5.875%	7/15/16	20,220	18,218
	UBS AG	5.875%	12/20/17	35,000	31,270
	UBS AG	5.750%	4/25/18	16,000	14,087
4,5	Unicredit Luxembourg Finance	1.600%	1/13/17	14,925	14,068
	Union Planters Corp.	7.750%	3/1/11	10,000	9,838
	UnionBanCal Corp.	5.250%	12/16/13	3,000	2,574
5	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	6,510
	US Bank NA	6.300%	2/4/14	5,000	5,325
	US Bank NA	4.950%	10/30/14	19,750	19,727
3	USB Capital IX	6.189%	4/15/49	12,525	5,198
3,5	USB Realty Corp.	6.091%	12/15/49	3,450	1,432
	Wachovia Bank NA	4.800%	11/1/14	13,400	12,376
	Wachovia Bank NA	4.875%	2/1/15	1,600	1,444
	Wachovia Bank NA	6.000%	11/15/17	22,000	21,642
	Wachovia Corp.	5.625%	10/15/16	35,000	32,126
	Wachovia Corp.	5.750%	2/1/18	14,000	13,786
7	Washington Mutual Bank	5.500%	1/15/13	6,147	—

7	Washington Mutual Bank	5.650%	8/15/14	7,500	—
7	Washington Mutual Bank	5.125%	1/15/15	9,000	—
	Washington Mutual Finance Corp.	6.875%	5/15/11	10,000	9,695
	Wells Fargo & Co.	5.125%	9/1/12	5,500	5,469
	Wells Fargo & Co.	4.375%	1/31/13	10,000	9,860
	Wells Fargo & Co.	4.950%	10/16/13	4,500	4,393
	Wells Fargo & Co.	4.625%	4/15/14	10,000	9,534
	Wells Fargo & Co.	5.125%	9/15/16	5,000	4,594
	Wells Fargo & Co.	5.625%	12/11/17	29,000	28,508
	Wells Fargo Bank NA	4.750%	2/9/15	6,375	5,874
	Wells Fargo Bank NA	5.750%	5/16/16	17,500	17,251

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Western Financial Bank	9.625%	5/15/12	1,640	1,624
3,5	Westpac Capital Trust III	5.819%	12/30/49	14,300	6,564
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	17,634
	Zions Bancorp.	6.000%	9/15/15	11,000	8,075
	Zions Bancorp.	5.500%	11/16/15	8,000	5,654

	Brokerage (0.3%)
	BlackRock, Inc.	6.250%	9/15/17	10,000	9,777
	Jefferies Group Inc.	5.875%	6/8/14	7,500	6,030
	Lazard Group	6.850%	6/15/17	5,000	3,435
7	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	12,755	1,658
7	Lehman Brothers Holdings, Inc.	6.200%	9/26/14	22,500	2,925
7	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	20,000	2
7	Lehman Brothers Holdings, Inc.	6.875%	5/2/18	5,000	650

	Finance Companies (3.3%)
	American General Finance Corp.	4.875%	5/15/10	1,000	650
	American General Finance Corp.	5.625%	8/17/11	15,500	8,215
	American General Finance Corp.	4.875%	7/15/12	12,000	5,760
	American General Finance Corp.	5.850%	6/1/13	25,000	11,250
	American General Finance Corp.	6.900%	12/15/17	7,000	3,080
4	CIT Group, Inc.	2.425%	2/13/12	2,750	2,035
	CIT Group, Inc.	5.000%	2/1/15	12,000	7,935
	CIT Group, Inc.	5.400%	1/30/16	11,000	7,480
	CIT Group, Inc.	5.650%	2/13/17	1,500	982
	General Electric Capital Corp.	4.375%	3/3/12	3,875	3,833
	General Electric Capital Corp.	5.625%	9/15/17	36,525	33,687
	General Electric Capital Corp.	5.625%	5/1/18	100,000	92,268
3	General Electric Capital Corp.	6.375%	11/15/67	14,450	9,765
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	14,827
4	HSBC Finance Corp.	2.346%	9/14/12	8,000	6,797
	HSBC Finance Corp.	5.500%	1/19/16	7,675	6,993
	International Lease Finance Corp.	4.950%	2/1/11	6,300	4,993
	International Lease Finance Corp.	5.450%	3/24/11	800	640
	International Lease Finance Corp.	5.750%	6/15/11	3,900	3,022
	International Lease Finance Corp.	6.375%	3/25/13	9,375	6,891
	International Lease Finance Corp.	5.875%	5/1/13	10,000	7,250
	International Lease Finance Corp.	5.650%	6/1/14	10,000	7,000
	iStar Financial Inc.	5.950%	10/15/13	10,000	3,900
	SLM Corp.	5.050%	11/14/14	7,500	5,826
	SLM Corp.	8.450%	6/15/18	10,000	8,591
5	USAA Capital Corp.	4.996%	12/12/11	15,000	15,318

	Insurance (6.4%)
	ACE INA Holdings, Inc.	5.875%	6/15/14	31,839	31,169
	ACE INA Holdings, Inc.	5.600%	5/15/15	8,090	7,583
	ACE INA Holdings, Inc.	5.700%	2/15/17	3,000	2,791
	ACE INA Holdings, Inc.	5.800%	3/15/18	3,000	2,790
	Aetna, Inc.	6.000%	6/15/16	5,900	5,503
	Aetna, Inc.	6.500%	9/15/18	12,818	12,166
3,5	AGFC Capital Trust I	6.000%	1/15/67	8,000	1,440
	Allied World Assurance	7.500%	8/1/16	5,000	3,667
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	3,000	3,123
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	19,100	19,441
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	17,416

	Chubb Corp.	5.200%	4/1/13	10,820	10,835
	Chubb Corp.	5.750%	5/15/18	21,898	21,145
3	Chubb Corp.	6.375%	3/29/67	8,000	5,484
	CIGNA Corp.	7.000%	1/15/11	10,000	9,944
	CIGNA Corp.	6.350%	3/15/18	7,000	6,224
	Coventry Health Care Inc.	5.875%	1/15/12	625	477
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	2,355
3	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	1,740	692
	Genworth Financial, Inc.	5.750%	5/15/13	5,250	3,755
3	Genworth Financial, Inc.	6.150%	11/15/66	8,000	1,440
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	8,822

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Humana Inc.	7.200%	6/15/18	10,000	8,823
	Humana Inc.	6.300%	8/1/18	11,000	9,014
3	ING Capital Funding Trust III	5.775%	12/8/49	3,120	1,176
3,5	Liberty Mutual Group	7.000%	3/15/37	2,225	949
	Lincoln National Corp.	6.200%	12/15/11	7,000	6,672
3	Lincoln National Corp.	6.050%	4/20/67	5,940	2,614
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	4,799
4,5	MassMutual Global Funding II	2.352%	12/6/13	35,000	32,115
4,5	Merna Reinsurance Ltd.	3.209%	7/7/10	5,450	4,960
5	MetLife Global Funding I	5.125%	4/10/13	56,885	54,434
	MetLife, Inc.	5.375%	12/15/12	10,000	9,987
4,5	Monumental Global Funding III	1.329%	1/25/13	10,000	7,975
	Nationwide Financial Services	5.900%	7/1/12	5,000	4,648
5	New York Life Global Funding	5.250%	10/16/12	5,000	4,958
5	New York Life Global Funding	5.375%	9/15/13	12,000	11,790
3,5	Oil Insurance Ltd.	7.558%	6/30/49	10,600	4,074
5	Pacific Life Global Funding	5.150%	4/15/13	20,950	20,439
3	PartnerRe Finance II	6.440%	12/1/66	15,000	6,279
5	Principal Life Global	4.400%	10/1/10	10,000	9,866
3	Progressive Corp.	6.700%	6/15/37	2,200	1,195
	Protective Life Secured Trust	4.000%	4/1/11	5,000	4,661
	Prudential Financial, Inc.	5.100%	9/20/14	15,000	13,001
	Prudential Financial, Inc.	4.750%	6/13/15	7,000	5,823
	Travelers Cos. Inc.	5.800%	5/15/18	4,500	4,407
3	Travelers Cos. Inc.	6.250%	3/15/37	4,750	3,145
	Travelers Cos., Inc.	5.500%	12/1/15	4,000	3,891
	Travelers Property Casualty Corp.	5.000%	3/15/13	5,000	4,898
	UnitedHealth Group, Inc.	4.875%	2/15/13	5,000	4,837
	UnitedHealth Group, Inc.	4.875%	4/1/13	2,000	1,933
	UnitedHealth Group, Inc.	5.000%	8/15/14	12,000	11,205
	UnitedHealth Group, Inc.	4.875%	3/15/15	7,585	6,974
	UnitedHealth Group, Inc.	6.000%	6/15/17	19,335	18,192
	UnitedHealth Group, Inc.	6.000%	11/15/17	17,700	16,560
	UnitedHealth Group, Inc.	6.000%	2/15/18	6,000	5,702
	WellPoint Inc.	6.375%	1/15/12	12,500	12,604
	WellPoint Inc.	6.800%	8/1/12	5,000	5,115
	WellPoint Inc.	5.250%	1/15/16	20,000	18,417
	WellPoint Inc.	5.875%	6/15/17	7,125	6,734
5	Xlliac Global Funding	4.800%	8/10/10	3,300	2,458
3,5	ZFS Finance USA Trust I	5.875%	5/9/32	4,400	1,628

	Other Finance (0.2%)
5	Targeted Return Index Securities Trust	0.000%	1/15/12	13,300	13,811

	Real Estate Investment Trusts (1.7%)
	AvalonBay Communities, Inc.	5.750%	9/15/16	13,550	10,938
	Boston Properties, Inc.	6.250%	1/15/13	6,680	5,760
	Camden Property Trust	5.000%	6/15/15	10,000	7,034
	Colonial Realty LP	5.500%	10/1/15	3,000	1,750
	CPG Partners LP	8.250%	2/1/11	5,000	4,468
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	4,759
	Equity One Inc.	6.250%	1/15/17	5,000	3,340
	ERP Operating LP	5.125%	3/15/16	11,000	8,749
	HCP Inc.	6.700%	1/30/18	5,000	3,369

Health Care Property Investors, Inc.	6.000%	1/30/17	5,000	3,322
Health Care REIT, Inc.	8.000%	9/12/12	5,000	4,264
Health Care REIT, Inc.	5.875%	5/15/15	5,725	4,088
Hospitality Properties	6.300%	6/15/16	5,000	3,068
HRPT Properties Trust	5.750%	2/15/14	6,061	3,801
HRPT Properties Trust	6.400%	2/15/15	9,500	5,762
Kimco Realty Corp.	5.783%	3/15/16	10,000	7,216
Liberty Property LP	5.125%	3/2/15	5,000	3,556
National Retail Properties	6.875%	10/15/17	7,000	4,601
ProLogis	5.625%	11/15/15	5,000	2,650
ProLogis	5.625%	11/15/16	5,500	2,874
ProLogis	6.625%	5/15/18	5,000	2,650

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Regency Centers LP	4.950%	4/15/14	5,000	3,674
	Simon Property Group Inc.	4.875%	3/18/10	10,000	9,685
	Simon Property Group Inc.	4.875%	8/15/10	3,750	3,584
	Simon Property Group Inc.	5.250%	12/1/16	5,000	3,711
	Simon Property Group Inc.	6.125%	5/30/18	20,000	15,076
5	Westfield Capital Corp.	4.375%	11/15/10	5,270	4,351
					2,891,189
Industrial (32.8%)
	Basic Industry (1.4%)
5	ABX Financing Co.	5.750%	10/15/16	7,000	6,258
	Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,580
	Alcoa, Inc.	5.550%	2/1/17	5,000	3,457
	Alcoa, Inc.	5.870%	2/23/22	1,100	696
	Arcelormittal	6.500%	4/15/14	2,200	1,810
	ArcelorMittal	6.125%	6/1/18	8,000	6,264
	Barrick North America Finance LLC	6.800%	9/15/18	5,500	5,195
	BHP Billiton Finance Ltd.	5.400%	3/29/17	12,735	11,571
	E.I. du Pont de Nemours & Co.	6.000%	7/15/18	26,130	27,037
5	GTL Trade Finance Inc.	7.250%	10/20/17	3,000	2,631
	International Paper Co.	7.950%	6/15/18	2,200	1,772
	Lubrizol Corp.	8.875%	2/1/19	4,000	4,142
	Monsanto Co.	5.125%	4/15/18	2,600	2,587
	PPG Industries, Inc.	6.650%	3/15/18	5,000	4,757
	Praxair, Inc.	5.250%	11/15/14	5,000	5,402
	Praxair, Inc.	4.625%	3/30/15	10,550	10,935
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,000	7,556
	Rohm & Haas Co.	6.000%	9/15/17	6,000	5,018
	Weyerhaeuser Co.	6.750%	3/15/12	7,461	7,170

	Capital Goods (4.1%)
	Allied Waste North America Inc.	6.125%	2/15/14	6,381	6,126
	Allied Waste North America Inc.	6.875%	6/1/17	7,675	7,330
	Avery Dennison Corp.	4.875%	1/15/13	6,800	6,296
3,5	BAE Systems Asset Trust	7.156%	12/15/11	4,576	4,704
5	BAE Systems Holdings Inc.	5.200%	8/15/15	10,000	9,147
	Black & Decker Corp.	7.125%	6/1/11	8,550	8,753
	Boeing Co.	5.125%	2/15/13	8,000	8,164
3,5	C8 Capital SPV Ltd.	6.640%	12/15/49	3,925	1,747
	Caterpillar Financial Services Corp.	4.250%	2/8/13	8,900	8,710
	Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	2,890
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	1,947
	Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	1,961
	Caterpillar Financial Services Corp.	5.450%	4/15/18	7,500	7,043
	Caterpillar, Inc.	7.900%	12/15/18	20,000	22,364
	Cooper Industries, Inc.	5.450%	4/1/15	6,000	5,721
	Crane Co.	5.500%	9/15/13	5,000	4,782
	CRH America Inc.	6.000%	9/30/16	7,000	4,617
	CRH America Inc.	8.125%	7/15/18	10,000	7,175
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	3,120
	Emerson Electric Co.	5.250%	10/15/18	5,000	5,086
	Emerson Electric Co.	4.875%	10/15/19	9,000	8,892
	General Dynamics Corp.	4.250%	5/15/13	16,350	16,695

General Electric Co.	5.250%	12/6/17	30,000	28,924
Honeywell International, Inc.	5.300%	3/1/18	9,000	9,114
Ingersoll-Rand GL Holding Company	6.875%	8/15/18	5,000	4,718
John Deere Capital Corp	4.500%	4/3/13	2,470	2,495
John Deere Capital Corp.	7.000%	3/15/12	13,440	14,584
John Deere Capital Corp.	5.100%	1/15/13	2,000	2,066
John Deere Capital Corp.	5.500%	4/13/17	3,000	2,930
John Deere Capital Corp.	5.350%	4/3/18	4,000	3,840
John Deere Capital Corp.	5.750%	9/10/18	7,000	6,867
L-3 Communications Corp.	7.625%	6/15/12	675	672
L-3 Communications Corp.	6.125%	7/15/13	450	423
L-3 Communications Corp.	5.875%	1/15/15	1,400	1,281
Lafarge SA	6.500%	7/15/16	5,000	3,396

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	4.121%	3/14/13	10,000	10,238
	Lockheed Martin Corp.	7.650%	5/1/16	5,000	5,701
	Masco Corp.	5.875%	7/15/12	10,560	8,560
3,5	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	575	581
	Parker-Hannifin Corp	4.875%	2/15/13	6,100	6,129
	Raytheon Co.	6.750%	3/15/18	2,805	3,087
	Raytheon Co.	6.400%	12/15/18	5,725	6,184
	Rockwell Automation	5.650%	12/1/17	5,000	4,968
	Textron Financial Corp.	4.600%	5/3/10	8,000	6,605
	Thermo Electron Corp.	5.000%	6/1/15	4,700	4,329
	Tyco International Group SA	6.375%	10/15/11	10,000	9,941
	Tyco International Group SA	6.000%	11/15/13	11,000	10,216
	Tyco International Group SA	8.500%	1/15/19	4,000	4,247
	United Technologies Corp.	5.375%	12/15/17	12,000	12,282
	United Technologies Corp.	6.125%	2/1/19	7,000	7,617
	Vulcan Materials Co.	6.300%	6/15/13	2,175	1,967
	Waste Management, Inc.	7.375%	8/1/10	4,870	5,010

	Communication (6.4%)
	America Movil SA de C.V.	5.500%	3/1/14	4,000	3,760
	America Movil SA de C.V.	5.625%	11/15/17	9,534	8,640
	AT&T Inc.	4.950%	1/15/13	4,380	4,465
	AT&T Inc.	6.700%	11/15/13	8,000	8,603
	AT&T Inc.	5.100%	9/15/14	10,000	10,239
	AT&T Inc.	5.625%	6/15/16	13,000	13,103
	AT&T Inc.	5.500%	2/1/18	20,000	19,871
	AT&T Inc.	5.600%	5/15/18	15,000	15,007
	AT&T Inc.	5.800%	2/15/19	15,000	15,009
	British Sky Broadcasting Corp.	6.875%	2/23/09	10,000	9,993
	British Sky Broadcasting Corp.	8.200%	7/15/09	4,125	4,172
5	British Sky Broadcasting Corp.	6.100%	2/15/18	5,000	4,228
	British Sky Broadcasting Corp.	9.500%	11/15/18	4,000	4,034
	British Telecommunications PLC	8.625%	12/15/10	5,450	5,759
	Comcast Cable Communications, Inc.	8.875%	5/1/17	3,400	3,656
	Comcast Corp.	5.500%	3/15/11	7,000	7,125
	Comcast Corp.	5.900%	3/15/16	15,000	14,792
	Comcast Corp.	4.950%	6/15/16	15,000	13,885
	Comcast Corp.	6.500%	1/15/17	5,000	5,086
	Cox Communications, Inc.	6.750%	3/15/11	10,000	9,970
	Cox Communications, Inc.	4.625%	6/1/13	4,000	3,645
5	Cox Enterprises, Inc.	7.875%	9/15/10	5,000	4,997
	Deutsche Telekom International Finance	8.500%	6/15/10	16,000	16,908
	Deutsche Telekom International Finance	6.750%	8/20/18	6,000	6,476
	Embarq Corp.	7.082%	6/1/16	10,000	8,930
	France Telecom	7.750%	3/1/11	25,000	26,847
	News America Inc.	4.750%	3/15/10	9,800	9,552
	Reed Elsevier Capital	8.625%	1/15/19	8,000	8,043
	Rogers Cable Inc.	6.750%	3/15/15	6,000	6,060
	Rogers Communications Inc.	6.800%	8/15/18	12,000	12,390
	Telecom Italia Capital	5.250%	11/15/13	10,000	8,975
	Telecom Italia Capital	5.250%	10/1/15	5,000	4,228
	Telecom Italia Capital	6.999%	6/4/18	2,000	1,804
	Telefonica Emisiones SAU	5.984%	6/20/11	5,000	5,176
	Telefonica Emisiones SAU	6.421%	6/20/16	7,000	7,429

	Telefonica Emisiones SAU	6.221%	7/3/17	5,662	5,999
	Telefonos de Mexico SA	5.500%	1/27/15	10,000	9,500
	Time Warner Cable Inc.	6.750%	7/1/18	20,000	19,534
	Time Warner Cable Inc.	8.750%	2/14/19	3,000	3,319
	Verizon Communications Corp.	5.550%	2/15/16	10,000	9,890
	Verizon Communications Corp.	5.500%	4/1/17	2,270	2,227
	Verizon Communications Corp.	5.500%	2/15/18	12,000	11,797
	Verizon Communications Corp.	6.100%	4/15/18	5,000	5,090
	Verizon Communications Corp.	8.750%	11/1/18	25,600	29,822
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	17,064
	Verizon Global Funding Corp.	7.375%	9/1/12	20,000	21,597
5	Verizon Wireless Capital	5.550%	2/1/14	9,000	8,971

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Verizon Wireless Capital	8.500%	11/15/18	25,000	28,299
5	Vivendi	5.750%	4/4/13	5,450	4,979
	Vodafone Group PLC	5.000%	9/15/15	11,850	11,062
	Vodafone Group PLC	5.625%	2/27/17	34,000	33,316
	Washington Post Co.	7.250%	2/1/19	2,500	2,586

	Consumer Cyclical (3.7%)
	Autozone, Inc.	6.500%	1/15/14	5,425	5,300
	Best Buy Co.	6.750%	7/15/13	4,400	4,110
	Centex Corp.	7.875%	2/1/11	4,160	3,848
3,5	CVS Caremark Corp.	6.117%	1/10/13	6,338	6,410
	CVS Corp.	6.125%	8/15/16	7,146	7,475
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	600
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,187
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	30,000	28,821
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	6,736	6,574
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	10,000	9,537
	Darden Restaurants Inc.	6.200%	10/15/17	5,000	4,031
	Federated Retail Holding	5.900%	12/1/16	5,000	3,272
	Gamestop Corp.	8.000%	10/1/12	2,475	2,444
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	3,300	2,532
5	Harley-Davidson Inc.	5.000%	12/15/10	2,600	2,286
	Harrah’s Entertainment Inc.	7.875%	3/15/10	1,575	898
	Home Depot Inc.	5.400%	3/1/16	12,875	11,725
	International Speedway Corp.	4.200%	4/15/09	3,815	3,785
	International Speedway Corp.	5.400%	4/15/14	7,000	6,083
	J.C. Penney Co., Inc.	7.950%	4/1/17	5,000	4,003
	Johnson Controls, Inc.	5.250%	1/15/11	3,000	2,746
	K. Hovnanian Enterprises	6.250%	1/15/16	4,260	1,172
	KB Home	6.375%	8/15/11	2,250	1,924
	KB Home	7.250%	6/15/18	600	432
	Kohl’s Corp.	6.250%	12/15/17	7,000	6,035
	Lowe’s Cos., Inc.	5.600%	9/15/12	5,450	5,640
	Lowe’s Cos., Inc.	5.000%	10/15/15	7,000	7,042
	McDonald’s Corp.	5.800%	10/15/17	5,000	5,504
	McDonald’s Corp.	5.350%	3/1/18	20,000	21,190
	MDC Holdings Inc.	7.000%	12/1/12	1,615	1,427
	MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,127
	MGM Mirage, Inc.	6.750%	4/1/13	1,075	645
	MGM Mirage, Inc.	5.875%	2/27/14	1,000	565
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,445
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	10,500	10,311
	Pulte Homes, Inc.	5.200%	2/15/15	5,000	3,900
	Royal Caribbean Cruises	7.000%	6/15/13	3,250	2,145
	Royal Caribbean Cruises	6.875%	12/1/13	680	428
	Ryland Group, Inc.	5.375%	1/15/15	10,000	6,798
	Staples Inc.	9.750%	1/15/14	5,000	5,313
	Target Corp.	6.000%	1/15/18	2,600	2,593
	Tenneco Automotive Inc.	8.625%	11/15/14	1,100	341
	The Walt Disney Co.	4.500%	12/15/13	10,800	11,136
	The Walt Disney Co.	5.625%	9/15/16	10,000	10,396
	The Walt Disney Co.	6.000%	7/17/17	3,000	3,196
	Time Warner, Inc.	6.875%	6/15/18	5,000	4,997

Toll Corp.	8.250%	2/1/11	695	679
Viacom Inc.	6.125%	10/5/17	5,000	4,162
Wal-Mart Stores, Inc.	5.375%	4/5/17	7,000	7,345
Wal-Mart Stores, Inc.	5.800%	2/15/18	10,137	10,917
Walgreen Co.	5.250%	1/15/19	12,500	12,555
Western Union Co.	5.400%	11/17/11	14,000	13,948
Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,190
Yum! Brands, Inc.	6.250%	3/15/18	3,000	2,657

Consumer Noncyclical (10.1%)
Abbott Laboratories	5.600%	11/30/17	16,000	17,181
Allergan Inc.	5.750%	4/1/16	10,000	9,673
Altria Group, Inc.	9.700%	11/10/18	15,000	16,412

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,695
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	2,739
	Amgen Inc.	4.850%	11/18/14	15,000	15,208
	Amgen Inc.	5.850%	6/1/17	10,000	10,487
	Amgen Inc.	6.150%	6/1/18	5,000	5,338
	Amgen Inc.	5.700%	2/1/19	10,000	10,367
	Anheuser-Busch Cos., Inc.	5.500%	1/15/18	5,000	4,409
5	Anheuser-Busch Cos., Inc.	7.750%	1/15/19	18,000	18,599
	Archer-Daniels-Midland Co.	5.870%	11/15/10	10,000	10,205
	AstraZeneca PLC	5.400%	6/1/14	5,025	5,322
	AstraZeneca PLC	5.900%	9/15/17	19,060	20,507
	Baxter Finco, BV	4.750%	10/15/10	16,860	16,829
	Baxter International, Inc.	5.375%	6/1/18	5,000	5,130
	Becton, Dickinson & Co.	4.550%	4/15/13	8,000	8,033
	Biogen Idec Inc.	6.875%	3/1/18	27,000	27,549
	Boston Scientific	5.125%	1/12/17	6,000	4,935
	Bottling Group LLC	6.950%	3/15/14	6,064	6,896
	Bottling Group LLC	5.500%	4/1/16	7,000	7,284
	Bottling Group LLC	5.125%	1/15/19	9,000	9,106
	Bristol-Myers Squibb Co.	5.450%	5/1/18	8,000	8,250
5	British American Tobacco International Finance PLC	9.500%	11/15/18	11,000	12,469
	Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	1,699
	Campbell Soup Co.	4.875%	10/1/13	10,000	10,235
	Campbell Soup Co.	4.500%	2/15/19	3,000	2,900
5	Cargill Inc.	4.375%	6/1/13	8,600	7,796
	Clorox Co.	5.000%	3/1/13	6,025	6,055
	Clorox Co.	5.000%	1/15/15	7,000	6,834
	Coca Cola Bottling Co.	5.000%	11/15/12	7,000	6,677
	Coca-Cola Co.	5.350%	11/15/17	10,000	10,631
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	13,500	15,304
	ConAgra Foods, Inc.	6.750%	9/15/11	2,950	3,052
	ConAgra Foods, Inc.	5.819%	6/15/17	4,687	4,405
5	Cosan Finance Ltd.	7.000%	2/1/17	1,340	938
	Covidien International	6.000%	10/15/17	14,306	14,169
	Delhaize America Inc.	5.875%	2/1/14	875	885
	Diageo Capital PLC	5.750%	10/23/17	18,000	18,217
	Diageo Finance BV	5.500%	4/1/13	3,307	3,382
	Diageo Finance BV	5.300%	10/28/15	5,000	5,081
	Eli Lilly & Co.	5.200%	3/15/17	6,000	6,070
	Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	6,926
5	Fosters Finance Corp.	4.875%	10/1/14	4,000	3,441
	Genentech Inc.	4.750%	7/15/15	10,150	9,972
	General Mills, Inc.	6.000%	2/15/12	6,429	6,753
	General Mills, Inc.	5.200%	3/17/15	16,000	15,980
	General Mills, Inc.	5.700%	2/15/17	3,000	3,073
	General Mills, Inc.	5.650%	2/15/19	5,000	5,087
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	33,400	35,782
	H.J. Heinz Co.	5.350%	7/15/13	2,175	2,208
	Hasbro Inc.	6.300%	9/15/17	5,000	4,602
5	Health Care Services Corp.	7.750%	6/15/11	20,000	20,983
	Hershey Foods Corp.	4.850%	8/15/15	5,000	4,752
	Hormel Foods Corp.	6.625%	6/1/11	16,085	16,583
	Johnson & Johnson	5.550%	8/15/17	7,500	8,406
	Kellogg Co.	6.600%	4/1/11	13,500	14,583
	Kimberly-Clark Corp.	4.875%	8/15/15	6,000	5,945
	Kimberly-Clark Corp.	6.125%	8/1/17	3,000	3,201
	Kimberly-Clark Corp.	7.500%	11/1/18	9,000	10,571

Kraft Foods, Inc.	6.000%	2/11/13	5,000	5,312
Kraft Foods, Inc.	6.125%	2/1/18	5,000	5,080
Kroger Co.	6.200%	6/15/12	9,300	9,775
Kroger Co.	6.400%	8/15/17	5,000	5,085
Kroger Co.	6.800%	12/15/18	7,000	7,232
Land O’Lakes Inc.	9.000%	12/15/10	410	413
Medco Health Solutions	7.125%	3/15/18	5,000	4,785
Medtronic Inc.	4.750%	9/15/15	20,000	19,239
Merck & Co.	4.750%	3/1/15	11,000	11,356

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nabisco Inc.	7.550%	6/15/15	15,000	16,511
	PepsiAmericas Inc.	4.500%	3/15/13	6,000	5,935
	Pepsico, Inc.	5.000%	6/1/18	14,500	15,224
	Pepsico, Inc.	7.900%	11/1/18	4,000	4,871
	Philip Morris International Inc	5.650%	5/16/18	33,230	33,246
	Philip Morris International Inc.	6.875%	3/17/14	10,000	10,983
	Philips Electronics NV	5.750%	3/11/18	5,000	4,699
	Procter & Gamble Co.	4.600%	1/15/14	24,000	25,533
	Reynolds American Inc.	7.625%	6/1/16	875	781
5	SABMiller PLC	6.200%	7/1/11	13,000	12,967
	Safeway, Inc.	4.950%	8/16/10	5,495	5,560
	Safeway, Inc.	6.250%	3/15/14	8,375	8,923
	Safeway, Inc.	6.350%	8/15/17	3,000	3,011
	Schering-Plough Corp.	6.000%	9/15/17	5,000	5,036
	Smithfield Foods, Inc.	7.750%	7/1/17	1,800	1,215
	Sysco Corp.	5.250%	2/12/18	12,000	11,930
5	Tesco PLC	5.500%	11/15/17	7,000	6,607
	Wyeth	5.500%	3/15/13	5,000	5,283
	Wyeth	5.500%	2/1/14	12,700	13,471
	Wyeth	5.500%	2/15/16	10,000	10,388
	Wyeth	5.450%	4/1/17	10,000	10,405

	Energy (2.5%)
	Apache Corp.	6.250%	4/15/12	4,325	4,507
	Apache Corp.	5.625%	1/15/17	4,000	4,039
	Baker Hughes, Inc.	7.500%	11/15/18	16,845	18,595
	BJ Services Co.	6.000%	6/1/18	16,000	14,687
	Canadian Natural Resources	5.700%	5/15/17	9,000	7,767
	Canadian Natural Resources	5.900%	2/1/18	6,000	5,171
	ConocoPhillips	5.750%	2/1/19	13,000	12,978
	ConocoPhillips Canada	5.625%	10/15/16	15,000	15,454
	Devon Energy Corp.	6.300%	1/15/19	5,000	5,073
	Devon Financing Corp.	6.875%	9/30/11	2,625	2,768
	Encana Corp.	5.900%	12/1/17	5,570	4,810
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,000
5	GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	4,059
5	LG Caltex Oil Corp.	5.500%	8/25/14	4,000	2,966
	Marathon Oil Corp.	5.900%	3/15/18	15,000	13,396
	Nabors Industries Inc.	6.150%	2/15/18	3,000	2,424
5	Nabors Industries Inc.	9.250%	1/15/19	10,900	10,331
	Nexen, Inc.	5.650%	5/15/17	3,000	2,539
	Noble Corp.	5.875%	6/1/13	3,000	2,860
	Petro-Canada Financial Partnership	6.050%	5/15/18	11,000	9,075
3,5	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	8,800	6,934
3,5	PF Export Receivables Master Trust	3.748%	6/1/13	1,759	1,564
3,5	PF Export Receivables Master Trust	6.436%	6/1/15	3,388	2,941
	Suncor Energy, Inc.	6.100%	6/1/18	5,000	4,323
	Transocean Inc.	6.000%	3/15/18	8,000	7,626
	Valero Energy Corp.	6.125%	6/15/17	10,000	8,904
	Weatherford International Inc.	6.350%	6/15/17	3,000	2,612
	Weatherford International Inc.	6.000%	3/15/18	10,000	8,031
	Weatherford International Inc.	9.625%	3/1/19	5,000	5,154
	XTO Energy, Inc.	6.250%	4/15/13	5,000	5,084
	XTO Energy, Inc.	6.250%	8/1/17	5,000	4,859

	Other Industrial (0.2%)
	Cintas Corp.	6.000%	6/1/12	5,000	4,971
	Duke Univ.	5.150%	4/1/19	3,000	3,066
5	Noble Group Ltd.	8.500%	5/30/13	2,500	1,909
	Princeton Univ.	4.950%	3/1/19	5,500	5,334

	Technology (3.2%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,950	4,356
	Cisco Systems Inc.	5.500%	2/22/16	34,011	36,421
	Dell Inc.	5.650%	4/15/18	8,000	7,709

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	9,856
	Electronic Data Systems	6.000%	8/1/13	8,000	8,614
	Equifax Inc.	6.300%	7/1/17	5,000	4,007
	Hewlett-Packard Co.	6.125%	3/1/14	25,000	27,466
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	7,215
	IBM International Group Capital	5.050%	10/22/12	25,000	26,688
	International Business Machines Corp.	5.700%	9/14/17	19,000	20,439
	International Business Machines Corp.	7.625%	10/15/18	22,500	26,949
	Intuit Inc.	5.750%	3/15/17	5,000	3,938
	Lexmark International Inc.	6.650%	6/1/18	7,000	5,476
	Oracle Corp.	5.250%	1/15/16	13,000	13,348
	Oracle Corp.	5.750%	4/15/18	24,410	25,852
	Pitney Bowes, Inc.	5.000%	3/15/15	10,000	9,823
	Pitney Bowes, Inc.	5.750%	9/15/17	10,050	10,191
	Tyco Electronics Group	6.550%	10/1/17	5,000	4,131
	Xerox Corp.	5.650%	5/15/13	10,000	9,062
	Xerox Corp.	6.350%	5/15/18	10,000	8,276

	Transportation (1.2%)
	American Airlines, Inc.	6.817%	5/23/11	714	528
3	Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/10	515	516
	Burlington Northern Santa Fe Corp.	8.125%	4/15/20	5,000	5,422
	Canadian National Railway Co.	5.800%	6/1/16	4,000	3,966
	Continental Airlines, Inc.	6.563%	2/15/12	3,000	2,505
3	Continental Airlines, Inc.	6.648%	9/15/17	870	705
3	Continental Airlines, Inc.	6.900%	1/2/18	220	179
3	Continental Airlines, Inc.	9.798%	4/1/21	2,200	1,496
	CSX Corp.	7.375%	2/1/19	5,000	4,747
3	Delta Air Lines, Inc.	6.821%	8/10/22	3,076	2,122
3	Delta Air Lines, Inc.	8.021%	8/10/22	1,525	884
5	ERAC USA Finance Co.	7.950%	12/15/09	10,000	9,641
5	ERAC USA Finance Co.	8.000%	1/15/11	5,740	5,243
	FedEx Corp.	3.500%	4/1/09	2,700	2,706
	Greenbrier Co. Inc.	8.375%	5/15/15	2,540	1,372
3,4	JetBlue Airways Corp.	2.371%	12/15/13	3,950	3,079
4	JetBlue Airways Corp.	2.416%	3/15/14	7,150	4,076
4	JetBlue Airways Corp.	2.599%	11/15/16	4,765	2,632
	Norfolk Southern Corp.	8.625%	5/15/10	10,000	10,425
3	Northwest Airlines Inc.	7.027%	11/1/19	5,000	2,925
	Ryder System Inc.	5.850%	3/1/14	4,000	3,338
	Ryder System Inc.	7.200%	9/1/15	5,000	4,360
	Southwest Airlines Co.	5.250%	10/1/14	11,025	9,110
3	Southwest Airlines Co.	6.150%	8/1/22	3,867	3,179
	Union Pacific Corp.	6.650%	1/15/11	8,223	8,527
5	Union Pacific Corp.	5.214%	9/30/14	6,000	5,540
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,442
3	United Air Lines Inc.	7.186%	4/1/11	2,675	2,528
					2,736,289
Utilities (7.4%)
	Electric (5.0%)
5	AES Panama SA	6.350%	12/21/16	10,800	8,513
	American Water Capital Corp.	6.085%	10/15/17	8,750	7,843
	Appalachian Power Co.	5.650%	8/15/12	4,970	4,968
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	4,515

	Carolina Power & Light Co.	5.300%	1/15/19	4,000	4,175
	Columbus Southern Power	5.500%	3/1/13	10,000	10,160
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	4,812
	Commonwealth Edison Co.	5.800%	3/15/18	8,000	7,597
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	4,016
	Consolidated Edison Co. of New York	4.875%	2/1/13	7,500	7,585
	Dominion Resources, Inc.	6.400%	6/15/18	4,000	4,124
3	Dominion Resources, Inc.	6.300%	9/30/66	10,990	5,906
	Duke Energy Carolinas LLC	5.750%	11/15/13	12,100	12,952
	Duke Energy Corp.	5.300%	10/1/15	6,000	6,036

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	EDP Finance BV	6.000%	2/2/18	6,000	5,296
	Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	8,883
	FirstEnergy Corp.	6.450%	11/15/11	1,120	1,116
	Florida Power Corp.	5.650%	6/15/18	10,000	10,373
5	FPL Group Capital, Inc.	7.590%	7/10/18	5,675	4,482
3	FPL Group Capital, Inc.	6.350%	10/1/66	10,850	7,584
	Georgia Power Co.	5.400%	6/1/18	5,000	4,984
3,5	GWF Energy LLC	6.131%	12/30/11	1,431	1,459
	Illinois Power	6.125%	11/15/17	5,000	4,462
	Illinois Power	6.250%	4/1/18	5,000	4,486
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	1,675	1,501
5	Israel Electric Corp. Ltd.	9.375%	1/28/20	7,000	7,063
5	ITC Holdings Corp.	6.050%	1/31/18	20,000	18,441
5	Korea East-West Power Co.	4.875%	4/21/11	5,000	4,721
5	Korea East-West Power Co.	5.250%	11/15/12	5,000	4,517
	Metropolitan Edison	7.700%	1/15/19	5,000	5,037
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	9,181
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,000	4,950
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	15,380	18,404
	Nevada Power Co.	6.500%	5/15/18	7,000	6,813
	NiSource Finance Corp.	7.875%	11/15/10	5,594	5,368
	Northeast Utilities	7.250%	4/1/12	4,620	4,561
	Ohio Power Co.	4.850%	1/15/14	5,000	4,775
	Ohio Power Co.	6.000%	6/1/16	4,000	3,886
	Pacific Gas & Electric Co.	4.800%	3/1/14	5,000	5,042
	Pacific Gas & Electric Co.	8.250%	10/15/18	8,195	10,120
	PacifiCorp	5.650%	7/15/18	10,000	10,376
	PacifiCorp	5.500%	1/15/19	5,000	5,138
	PECO Energy Co.	5.950%	11/1/11	15,000	15,433
	PECO Energy Co.	4.750%	10/1/12	4,500	4,491
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	6,431
4	Pepco Holdings, Inc.	2.828%	6/1/10	3,075	2,818
	Potomac Electric Power	4.950%	11/15/13	5,465	5,416
3	PPL Capital Funding, Inc.	6.700%	3/30/67	15,000	8,422
	Progress Energy, Inc.	7.100%	3/1/11	516	528
	Progress Energy, Inc.	5.625%	1/15/16	5,082	4,744
	Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,332
	Sierra Pacific Power Co.	6.000%	5/15/16	5,000	4,761
	South Carolina Electric & Gas Co.	6.500%	11/1/18	3,480	3,782
	Southern California Edison Co.	5.750%	3/15/14	11,420	12,248
	Southern California Edison Co.	5.500%	8/15/18	2,500	2,624
	Southern Co.	5.300%	1/15/12	7,000	7,338
5	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,181
	Tampa Electric Co.	6.375%	8/15/12	2,193	2,222
	TransAlta Corp.	6.650%	5/15/18	5,000	4,508
5	United Electric Distribution	4.700%	4/15/11	10,000	9,925
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,243
3	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	13,871

	Natural Gas (2.4%)
	AGL Capital Corp.	7.125%	1/14/11	10,000	10,076
	Atmos Energy Corp.	4.950%	10/15/14	6,420	5,723
	El Paso Natural Gas Co.	5.950%	4/15/17	3,000	2,501
	Enbridge Energy Partners	6.500%	4/15/18	10,000	8,979
3	Enbridge Energy Partners	8.050%	10/1/37	3,280	1,832
	Enbridge Inc.	5.800%	6/15/14	10,000	9,444

	Energy Transfer Partners LP	6.700%	7/1/18	5,000	4,403
	Enterprise Products Operating LP	5.650%	4/1/13	16,975	16,211
3	Enterprise Products Operating LP	8.375%	8/1/66	5,850	3,655
	Equitable Resources Inc.	6.500%	4/1/18	15,000	13,036
5	Florida Gas Transmission	7.625%	12/1/10	5,000	4,914
5	Gulf South Pipeline Co.	6.300%	8/15/17	7,000	6,043
5	Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	7,193
	KeySpan Gas East Corp.	7.875%	2/1/10	10,000	10,226
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	5,000	4,671

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Grid PLC	6.300%	8/1/16	7,000	6,397
5	NGPL Pipeco LLC	7.119%	12/15/17	10,000	9,097
	Northwest Pipeline Corp.	5.950%	4/15/17	10,000	9,269
	ONEOK Partners, LP	6.150%	10/1/16	10,000	9,038
	Panhandle Eastern Pipeline	6.200%	11/1/17	5,000	4,180
	Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,801
4,5	Rockies Express Pipeline LLC	5.100%	8/20/09	10,000	10,000
	Southern California Gas Co.	5.500%	3/15/14	8,179	8,621
3	Southern Union Co.	7.200%	11/1/66	5,175	2,070
	Teppco Partners, LP	6.650%	4/15/18	20,000	17,736
	Trans-Canada Pipelines	6.500%	8/15/18	5,000	4,985
	Trans-Canada Pipelines	7.125%	1/15/19	5,000	5,192
3	Trans-Canada Pipelines	6.350%	5/15/67	4,000	2,093
					613,925
Total Corporate Bonds (Cost $7,657,981)					6,937,228
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	China Development Bank	5.000%	10/15/15	1,500	1,510
	Corp. Andina de Fomento	6.875%	3/15/12	4,225	4,076
	Corp. Andina de Fomento	5.200%	5/21/13	5,000	4,435
5	Export-Import Bank of Korea	4.125%	2/10/09	4,800	4,791
	Export-Import Bank of Korea	5.500%	10/17/12	12,700	11,747
5	Gaz Capital SA	6.212%	11/22/16	9,800	7,252
	Korea Development Bank	8.000%	1/23/14	5,000	4,914
5	Korea Highway Corp.	4.875%	4/7/14	5,000	4,281
3	Pemex Finance Ltd.	9.690%	8/15/09	2,250	2,263
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	4,250
	Petrobras International Finance	9.125%	7/2/13	3,937	4,409
	Petrobras International Finance	7.750%	9/15/14	400	436
5	Petroleos Mexicanos	8.000%	5/3/19	3,000	2,889
3,5	Petroleum Export/Cayman	5.265%	6/15/11	3,795	3,188
5	Petronas Capital Ltd.	7.000%	5/22/12	15,000	15,518
3,5	Ras Laffan Liquefied Natural Gas Co. Ltd.	3.437%	9/15/09	2,034	2,025
3,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	15,020	11,702
	Republic of Korea	4.250%	6/1/13	9,325	9,058
	Republic of Panama	7.250%	3/15/15	5,000	5,188
5	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	4,000	3,427
5	Taqa Abu Dhabi National Energy Co.	6.165%	10/25/17	10,000	8,640
5	Trans Capital Investment	5.670%	3/5/14	17,450	13,084
Total Sovereign Bonds (Cost $144,973)					129,083
Taxable Municipal Bonds (0.2%)
3,4	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.113%	10/15/12	14,210	12,625
	New York City NY IDA Special Fac. Rev. (American Airlines Inc.
	J.F.K International Project)	7.500%	8/1/16	1,825	1,532
	Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	9,870	5,675
Total Taxable Municipal Bonds (Cost $25,812)					19,832
Tax-Exempt Municipal Bonds (0.5%)
	California GO CP	9.750%	2/3/09	23,790	23,790
	California GO CP	9.750%	2/3/09	16,400	16,400
Total Tax-Exempt Municipal Bonds (Cost $40,190)					40,190

				Market
				Value
		Coupon	Shares	($000)
Preferred Stocks (0.4%)
	Aspen Insurance Holdings	7.401%	76,950	1,096
	Axis Capital Holdings	7.500%	50,000	2,000
	Bank of America Corp.	5.908%	213,775	1,612
	Bank of America Corp.	1.250%	44,600	310
	Goldman Sachs Group, Inc.	6.050%	582,000	7,904
7	Lehman Brothers Holdings	7.250%	8,740	6
	Santander Financial	6.800%	117,650	2,004
	Southern California Edison Co.	5.349%	211,400	16,774
	SunTrust Banks, Inc.	6.224%	105,500	1,245
	Zions Bancorp.	6.214%	86,350	768
Total Preferred Stocks (Cost $65,720)				33,719
Temporary Cash Investment (4.6%)
Money Market Fund (4.6%)
8	Vanguard Market Liquidity Fund (Cost $385,314)	0.780%	385,313,890	385,314
Total Investments (100.5%) (Cost $9,151,921)				8,379,632
Other Assets and Liabilities—Net (–0.5%)				(38,040)
Net Assets (100%)				8,341,592

1  Securities with a value of $12,599,000 have been segregated as initial margin for open futures contracts.

2  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4  Adjustable-rate security.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $829,100,000, representing 9.9% of net assets.

6  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the temporary Liquidity Guarantee Program.

7  Non-income-producing security--security in default.

8  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.9%)

U.S. Government Securities (3.4%)
	U.S. Treasury Bond	4.500%	5/15/38	102,000	118,512
	U.S. Treasury STRIPS	0.000%	2/15/36	217,000	81,815
					200,327
Agency Bonds and Notes (2.5%)
1	Federal Home Loan Bank	5.500%	7/15/36	52,000	58,371
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	35,000	44,169
1	Federal National Mortgage Assn.	6.625%	11/15/30	36,000	46,309
					148,849
Conventional Mortgage-Backed Securities (0.0%)
1,2	Federal National Mortgage Assn.	15.500%	10/1/12	1	1
Total U.S. Government and Agency Obligations (Cost $342,959)					349,177
Corporate Bonds (78.1%)

Finance (26.1%)
	Banking (17.1%)
	Abbey National PLC	7.950%	10/26/29	15,000	12,470
	Banc One Corp.	7.750%	7/15/25	25,000	25,527
	Banc One Corp.	7.625%	10/15/26	10,000	10,155
	Banc One Corp.	8.000%	4/29/27	15,000	15,792
	Bank of America Corp.	5.650%	5/1/18	25,000	22,662
	Bank of America Corp.	6.000%	10/15/36	60,000	53,879
	BB&T Corp.	5.250%	11/1/19	20,000	17,771
	Bear Stearns Co., Inc.	7.250%	2/1/18	15,000	15,933
	Citigroup, Inc.	6.125%	5/15/18	15,000	13,757
	Citigroup, Inc.	6.625%	1/15/28	25,000	22,175
	Citigroup, Inc.	6.625%	6/15/32	38,000	29,208
	Citigroup, Inc.	5.875%	2/22/33	5,000	3,615
	Citigroup, Inc.	6.000%	10/31/33	32,900	24,125
	Citigroup, Inc.	5.850%	12/11/34	16,500	13,564
	Citigroup, Inc.	6.125%	8/25/36	21,335	15,082
	Citigroup, Inc.	5.875%	5/29/37	15,000	11,414
	Comerica Bank	5.200%	8/22/17	25,000	19,090
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	28,000	27,939
	Goldman Sachs Group, Inc.	6.150%	4/1/18	7,000	6,393
	Goldman Sachs Group, Inc.	7.500%	2/15/19	10,240	9,999
	Goldman Sachs Group, Inc.	6.125%	2/15/33	55,725	47,119
	Goldman Sachs Group, Inc.	6.450%	5/1/36	15,000	10,919
	Goldman Sachs Group, Inc.	6.750%	10/1/37	66,660	51,192
3	HBOS Treasury Services PLC	6.000%	11/1/33	41,500	26,056
	HSBC Bank USA	5.875%	11/1/34	45,700	40,722
	HSBC Bank USA	5.625%	8/15/35	28,000	23,759
	HSBC Holdings PLC	7.625%	5/17/32	21,200	21,430
	HSBC Holdings PLC	6.500%	9/15/37	5,000	4,604
	HSBC Holdings PLC	6.800%	6/1/38	28,000	26,461
	JPMorgan Chase & Co.	6.400%	5/15/38	71,000	70,124
	Mellon Funding Corp.	5.500%	11/15/18	8,800	8,114
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	11,000	10,538
	Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	15,173

Merrill Lynch & Co., Inc.	6.220%	9/15/26	10,000	8,152
Merrill Lynch & Co., Inc.	6.110%	1/29/37	15,000	11,430
Merrill Lynch & Co., Inc.	7.750%	5/14/38	26,000	25,282
Morgan Stanley Dean Witter	7.250%	4/1/32	20,000	17,807
National City Corp.	6.875%	5/15/19	10,000	9,278
NationsBank Corp.	6.800%	3/15/28	35,000	31,000
Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	20,002
SunTrust Banks, Inc.	5.400%	4/1/20	10,000	8,886
Wachovia Bank NA	5.850%	2/1/37	20,700	18,794
Wachovia Bank NA	6.600%	1/15/38	39,925	39,649
Wachovia Corp.	6.605%	10/1/25	30,000	27,140
Wachovia Corp.	5.500%	8/1/35	10,730	7,570
Wells Fargo & Co.	5.375%	2/7/35	37,000	32,167

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo Bank NA	5.950%	8/26/36	22,670	21,015

	Finance Companies (2.5%)
	CIT Group, Inc.	6.000%	4/1/36	3,023	1,723
	General Electric Capital Corp.	6.750%	3/15/32	117,095	103,511
	General Electric Capital Corp.	5.875%	1/14/38	32,905	25,596
	General Electric Capital Corp.	6.875%	1/10/39	17,685	15,626

	Insurance (6.5%)
	ACE INA Holdings, Inc.	6.700%	5/15/36	30,000	25,683
	Aetna, Inc.	6.750%	12/15/37	10,000	8,932
	Allstate Corp.	5.550%	5/9/35	14,075	11,459
	Allstate Corp.	5.950%	4/1/36	8,000	6,794
	American General Corp.	6.625%	2/15/29	33,000	17,078
	American Re Corp.	7.450%	12/15/26	8,500	8,117
	AXA Financial, Inc.	7.000%	4/1/28	34,910	26,346
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	47,500	30,118
3	John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	31,251
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	21,263
	Lincoln National Corp.	6.150%	4/7/36	13,900	9,514
2,3	Massachusetts Mutual Life	7.625%	11/15/23	15,970	14,964
	MetLife, Inc.	6.375%	6/15/34	15,000	14,278
	MetLife, Inc.	5.700%	6/15/35	5,000	4,263
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	32,174
3	New York Life Insurance	5.875%	5/15/33	60,275	48,130
	Principal Financial Group, Inc.	6.050%	10/15/36	16,500	12,973
	Prudential Financial, Inc.	5.750%	7/15/33	23,000	15,619
	Prudential Financial, Inc.	5.400%	6/13/35	10,000	6,375
	Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	25,904
	UnitedHealth Group, Inc.	5.800%	3/15/36	12,000	9,393
	XL Capital Ltd.	6.375%	11/15/24	8,500	4,626
					1,536,643
Industrial (39.9%)
	Basic Industry (1.6%)
	Aluminum Co. of America	6.750%	1/15/28	45,000	29,259
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	22,100	22,042
	Monsanto Co.	5.500%	7/30/35	15,000	13,093
	Morton International, Inc.	9.750%	6/1/20	10,000	10,602
	Potash Corp. of Saskatchewan	5.875%	12/1/36	5,000	4,020
	PPG Industries, Inc.	9.000%	5/1/21	9,750	10,311
	Weyerhaeuser Co.	7.375%	3/15/32	9,000	6,186

	Capital Goods (4.2%)
	3M Co.	5.700%	3/15/37	25,000	24,573
	Boeing Co.	6.625%	2/15/38	16,000	16,314
	Boeing Co.	7.875%	4/15/43	8,000	9,166
	Caterpillar, Inc.	6.625%	7/15/28	35,000	33,709
	Deere & Co.	7.125%	3/3/31	15,000	15,424
3	Hutchison Whampoa International Ltd.	7.450%	11/24/33	45,000	40,806
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	35,000	36,787
3	Siemens Financieringsmat	6.125%	8/17/26	27,000	25,481
	United Technologies Corp.	7.500%	9/15/29	15,000	17,205
	United Technologies Corp.	6.125%	7/15/38	26,500	27,238

Communication (11.8%)
AT&T Inc.	6.300%	1/15/38	13,000	12,623
AT&T Inc.	6.550%	2/15/39	10,000	10,008
AT&T Wireless	8.750%	3/1/31	50,000	58,663
Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,092
BellSouth Corp.	6.875%	10/15/31	40,000	39,773
BellSouth Corp.	6.000%	11/15/34	40,000	38,359
CBS Corp.	7.875%	7/30/30	40,000	26,665
Comcast Corp.	5.650%	6/15/35	30,500	26,647
Comcast Corp.	6.450%	3/15/37	14,500	14,000

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Cox Communications, Inc.	6.450%	12/1/36	10,000	8,401
	Deutsche Telekom International Finance	8.750%	6/15/30	30,000	37,232
	France Telecom	8.500%	3/1/31	64,730	82,836
	GTE Corp.	6.940%	4/15/28	20,000	18,255
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	19,342
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	25,628
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	24,910
	News America Inc.	6.200%	12/15/34	11,750	10,166
	News America Inc.	6.400%	12/15/35	28,000	26,058
	Pacific Bell	7.125%	3/15/26	10,000	10,149
	Telefonica Emisiones SAU	7.045%	6/20/36	5,000	5,557
	Telefonica Europe BV	8.250%	9/15/30	15,500	17,709
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	37,680
	Verizon Communications Corp.	6.250%	4/1/37	20,000	18,688
	Verizon Communications Corp.	6.400%	2/15/38	17,815	17,529
	Verizon Communications Corp.	6.900%	4/15/38	6,285	6,524
	Verizon Communications Corp.	8.950%	3/1/39	9,575	11,815
	Verizon Global Funding Corp.	7.750%	12/1/30	29,500	32,396
	Verizon Global Funding Corp.	5.850%	9/15/35	30,000	27,285
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	8,701
3	Verizon Wireless Capital	8.500%	11/15/18	12,000	13,583

	Consumer Cyclical (2.9%)
	CVS Caremark Corp.	6.250%	6/1/27	24,000	22,333
	Dayton Hudson Corp.	6.650%	8/1/28	15,000	13,886
	Lowe's Cos., Inc.	6.500%	3/15/29	26,010	23,770
	Target Corp.	7.000%	7/15/31	20,000	18,872
	The Walt Disney Co.	7.000%	3/1/32	10,000	11,623
	Time Warner, Inc.	6.625%	5/15/29	10,775	9,471
	Time Warner, Inc.	6.500%	11/15/36	10,000	8,813
	Viacom Inc.	6.875%	4/30/36	10,000	7,437
	Wal-Mart Stores, Inc.	7.550%	2/15/30	40,000	48,310
	Wal-Mart Stores, Inc.	6.500%	8/15/37	5,000	5,580

	Consumer Noncyclical (12.6%)
	Altria Group, Inc.	9.950%	11/10/38	19,000	20,501
	Amgen Inc.	6.375%	6/1/37	20,000	20,808
	Amgen Inc.	6.400%	2/1/39	15,805	16,400
	Anheuser-Busch Cos., Inc.	6.750%	12/15/27	3,500	3,009
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	6,900	6,213
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	11,460	8,904
3	Anheuser-Busch Cos., Inc.	8.200%	1/15/39	14,995	15,206
	Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	11,029
	AstraZeneca PLC	6.450%	9/15/37	60,000	65,554
	Becton, Dickinson & Co.	7.000%	8/1/27	8,300	8,860
	Becton, Dickinson & Co.	6.700%	8/1/28	4,375	4,583
	Bestfoods	6.625%	4/15/28	30,000	30,000
	Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	11,190
3	Cargill Inc.	6.125%	9/15/36	23,000	17,966
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	9,825
	Coca-Cola Enterprises Inc.	6.700%	10/15/36	4,350	4,128
	CPC International, Inc.	7.250%	12/15/26	30,000	31,947
	Eli Lilly & Co.	7.125%	6/1/25	12,125	13,432
	Eli Lilly & Co.	5.500%	3/15/27	33,375	31,814
	General Mills, Inc.	5.650%	2/15/19	4,470	4,548
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	21,289
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	8,830	9,708

Hershey Foods Corp.	7.200%	8/15/27	20,461	20,619
Johnson & Johnson	6.950%	9/1/29	22,457	26,518
Johnson & Johnson	5.850%	7/15/38	17,000	18,456
Kellogg Co.	7.450%	4/1/31	18,800	21,799
Kraft Foods, Inc.	6.500%	11/1/31	15,000	14,193
Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	18,500
Pharmacia Corp.	6.750%	12/15/27	28,000	29,460
Philip Morris International Inc.	6.375%	5/16/38	22,050	23,264

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Procter & Gamble Co.	6.450%	1/15/26	27,000	29,262
	Procter & Gamble Co.	5.500%	2/1/34	25,000	24,261
	Procter & Gamble Co.	5.550%	3/5/37	12,000	11,959
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	35,552	43,587
	Schering-Plough Corp.	6.750%	12/1/33	30,320	29,872
	Sysco Corp.	6.500%	8/1/28	9,000	9,076
	Wyeth	5.950%	4/1/37	50,000	52,288

	Energy (3.7%)
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	26,059
	ChevronTexaco Corp.	8.625%	11/15/31	13,000	15,263
	Conoco, Inc.	6.950%	4/15/29	2,660	2,771
	ConocoPhillips	7.000%	3/30/29	10,000	10,301
	ConocoPhillips	5.900%	10/15/32	20,300	19,489
	ConocoPhillips	6.500%	2/1/39	8,300	8,220
	Encana Corp.	6.500%	8/15/34	10,000	7,426
	Halliburton Co.	8.750%	2/15/21	10,000	11,791
	Mobil Corp.	8.625%	8/15/21	22,000	27,998
	Shell International Finance BV	6.375%	12/15/38	35,005	36,596
	Tosco Corp.	7.800%	1/1/27	15,000	16,499
	Tosco Corp.	8.125%	2/15/30	20,000	22,883
	XTO Energy, Inc.	6.750%	8/1/37	12,195	11,431

	Other Industrial (0.6%)
	Eaton Corp.	7.625%	4/1/24	15,000	15,407
	Eaton Corp.	5.250%	6/15/35	10,800	7,904
	Princeton University	5.700%	3/1/39	13,300	12,618

	Technology (1.7%)
	International Business Machines Corp.	7.000%	10/30/25	50,000	55,096
	International Business Machines Corp.	8.000%	10/15/38	25,000	30,975
	International Business Machines Corp.	7.000%	10/30/45	4,500	4,830
	Oracle Corp.	6.500%	4/15/38	10,000	10,868

	Transportation (0.8%)
	Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	23,377
	Norfolk Southern Corp.	7.800%	5/15/27	18,500	20,063
					2,343,478
Utilities (12.1%)
	Electric (10.5%)
	Alabama Power Co.	5.700%	2/15/33	12,800	11,673
	Appalachian Power Co.	6.700%	8/15/37	50,000	42,869
	Arizona Public Service Co.	5.625%	5/15/33	9,000	5,641
	Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	7,832
	Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,087
	Connecticut Light & Power Co.	6.350%	6/1/36	15,000	14,018
	Consolidated Edison Co. of New York	5.100%	6/15/33	9,600	7,993
	Consolidated Edison Co. of New York	6.200%	6/15/36	14,000	13,510
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	47,274
3	E. ON International Finance BV	6.650%	4/30/38	13,955	13,145
	Florida Power & Light Co.	5.625%	4/1/34	16,275	16,061
	Florida Power & Light Co.	5.400%	9/1/35	10,000	9,560

Florida Power Corp.	6.750%	2/1/28	22,375	24,331
Indiana Michigan Power Co.	6.050%	3/15/37	15,000	12,134
MidAmerican Energy Holdings Co.	6.125%	4/1/36	24,000	21,135
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	49,871
Northern States Power Co.	7.125%	7/1/25	30,000	32,915
Northern States Power Co.	6.200%	7/1/37	50,000	50,171
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	11,452
PacifiCorp	6.100%	8/1/36	15,000	14,470
PacifiCorp	6.250%	10/15/37	3,700	3,640
PacifiCorp	6.350%	7/15/38	20,000	20,284
PacifiCorp	6.000%	1/15/39	12,000	12,297

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Potomac Electric Power	7.900%	12/15/38	2,800	3,262
	PSE&G Power LLC	8.625%	4/15/31	15,000	15,764
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	8,237
3	Rochester Gas & Electric	8.000%	12/15/33	5,000	4,755
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	36,705
	Southern California Edison Co.	6.000%	1/15/34	8,800	8,773
	Tampa Electric Co.	6.150%	5/15/37	35,000	28,872
	Virginia Electric & Power Co.	6.000%	5/15/37	53,525	51,250
	Wisconsin Electric Power Co.	5.700%	12/1/36	10,365	8,978

	Natural Gas (1.6%)
	KeySpan Corp.	5.875%	4/1/33	12,000	8,532
	KeySpan Corp.	5.803%	4/1/35	10,000	6,858
	San Diego Gas & Electric	6.000%	6/1/26	25,000	24,934
	Texas Eastern Transmission	7.000%	7/15/32	17,000	13,530
	Trans-Canada Pipelines	7.625%	1/15/39	41,800	43,159
					712,972
Total Corporate Bonds (Cost $4,950,363)					4,593,093
Sovereign Bonds (U.S. Dollar-Denominated) (4.0%)
3	Electricite DE France	6.950%	1/26/39	20,000	20,192
	International Bank for Reconstruction & Development	7.625%	1/19/23	38,320	52,703
	International Bank for Reconstruction & Development	4.750%	2/15/35	30,300	30,875
	Province of British Columbia	6.500%	1/15/26	13,800	16,819
	Province of Quebec	7.500%	9/15/29	24,500	30,942
	Province of Saskatchewan	8.500%	7/15/22	5,000	7,462
	Quebec Hydro Electric	9.400%	2/1/21	40,000	59,720
	Republic of Italy	6.875%	9/27/23	17,700	20,278
Total Sovereign Bonds (Cost $211,028)					238,991
Taxable Municipal Bonds (6.6%)
	Commonwealth Financing Auth. Pennsylvania Rev.	5.197%	6/1/26	25,000	22,646
	Illinois (Taxable Pension) GO	4.950%	6/1/23	4,000	3,711
	Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	125,667
	New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	50,002	47,808
	New York City NY Transitional Finance Auth. Rev.	5.210%	8/1/17	51,980	48,456
	North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	37,145
	Oregon Community College Dist.	5.440%	6/30/23	10,595	10,255
	Oregon School Board Assn.	4.759%	6/30/28	15,000	12,083
	President and Fellows of Harvard College	6.300%	10/1/37	56,345	58,666
	Wisconsin Public Service Rev.	5.700%	5/1/26	23,025	20,110

Total Taxable Municipal Bonds (Cost $425,958)				386,547
Temporary Cash Investment (1.4%)
Repurchase Agreement
UBS Securities LLC (Dated 1/31/09, Repurchase Value
$80,143,000, collateralized by U.S. Treasury Note
6.000%, 8/15/09) (Cost $80,141)	0.250%	2/2/09	80,141	80,141
Total Investments (96.0%) (Cost $6,010,449)				5,647,949
Other Assets and Liabilities—Net (4.0%)				235,862
Net Assets (100%)				5,883,811

1  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $333,373,000, representing 5.7% of net assets.

GO—General Obligation Bond.

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.9%)
	U.S. Treasury Note	4.875%	7/31/11	78,020	85,237
	U.S. Treasury Note	4.000%	11/15/12	69,315	75,867
	U.S. Treasury Note	4.250%	8/15/13	56,900	63,622
Total U.S. Government and Agency Obligations (Cost $205,762)					224,726
Corporate Bonds (88.6%)
Finance (1.8%)
	Banking (0.3%)
	Chevy Chase Savings Bank	6.875%	12/1/13	23,595	19,167

	Finance Companies (0.2%)
1	General Motors Acceptance Corp. LLC	8.000%	11/1/31	27,815	16,967

	Insurance (0.5%)
	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	23,361
^	UnumProvident Corp.	6.750%	12/15/28	20,560	14,019
	UnumProvident Corp.	7.375%	6/15/32	6,295	4,540

	Other Finance (0.3%)
	Lender Process Services	8.125%	7/1/16	23,530	22,530

	Real Estate Investment Trusts (0.5%)
1	Rouse Co.	6.750%	5/1/13	79,660	25,491
	Rouse Co.	5.375%	11/26/13	38,885	13,026
					139,101
Industrial (71.8%)
	Basic Industry (9.0%)
	Arcelormittal	6.500%	4/15/14	42,615	35,059
	Arch Western Finance	6.750%	7/1/13	68,890	65,446
2,3	Calpine Corp.	4.335%	3/29/14	87,018	66,134
	Cascades Inc.	7.250%	2/15/13	38,615	21,914
	Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	39,685	34,129
	Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	104,410	86,399
	Georgia-Pacific Corp.	8.125%	5/15/11	34,730	33,514
1	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	71,016
	Georgia-Pacific Corp.	8.000%	1/15/24	19,405	14,166
	IMC Global, Inc.	7.300%	1/15/28	22,500	18,563
	International Paper Co.	7.950%	6/15/18	39,550	31,863
	Methanex Corp.	8.750%	8/15/12	28,910	26,453
1	Mosaic Co.	7.375%	12/1/14	8,060	7,657
1	Mosaic Co.	7.625%	12/1/16	6,715	6,379
2,3	Mylan Inc.	3.750%	12/11/17	1,882	1,712
2,3	Mylan Inc.	4.750%	12/11/17	23,230	21,139
2,3	Mylan Inc.	6.750%	12/11/17	3,982	3,624
	Neenah Paper Inc.	7.375%	11/15/14	28,380	15,467
	Novelis Inc.	7.250%	2/15/15	91,615	52,679
	US Steel Corp.	7.000%	2/1/18	68,085	50,139
1	Vedanta Resources PLC	9.500%	7/18/18	70,390	40,826

	Capital Goods (5.3%)
	Alliant Techsystems Inc.	6.750%	4/1/16	25,410	24,267
	Allied Waste North America Inc.	5.750%	2/15/11	6,805	6,635
	Allied Waste North America Inc.	6.375%	4/15/11	16,170	16,008

	Allied Waste North America Inc.	7.250%	3/15/15	7,680	7,526
	Allied Waste North America Inc.	7.125%	5/15/16	20,280	19,773
	Allied Waste North America Inc.	6.875%	6/1/17	46,800	44,694
1	Ashtead Capital Inc.	9.000%	8/15/16	22,555	13,420
^,1	Ashtead Holding PLC	8.625%	8/1/15	10,310	6,173
	Ball Corp.	6.625%	3/15/18	18,800	17,766
	Case New Holland Inc.	7.125%	3/1/14	60,100	43,572
	Crown Americas Inc.	7.625%	11/15/13	16,740	16,740
	Crown Americas Inc.	7.750%	11/15/15	20,635	20,816

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Fisher Scientific International Inc.	6.125%	7/1/15	12,700	12,361
	L-3 Communications Corp.	7.625%	6/15/12	24,850	24,726
	L-3 Communications Corp.	6.125%	7/15/13	8,425	7,920
	L-3 Communications Corp.	6.375%	10/15/15	16,190	15,259
	Owens Corning, Inc.	6.500%	12/1/16	12,668	9,273
	Owens-Brockway Glass Container, Inc.	8.250%	5/15/13	2,915	2,944
	Texas Industries Inc.	7.250%	7/15/13	19,470	14,651
	United Rentals NA Inc.	6.500%	2/15/12	92,250	75,645
^	United Rentals NA Inc.	7.750%	11/15/13	28,350	18,357

	Communication (18.1%)
	CanWest Media Inc.	8.000%	9/15/12	73,909	17,738
1	CanWest MediaWorks LP	9.250%	8/1/15	48,575	7,772
1	Charter Communications OPT LLC	8.000%	4/30/12	92,235	78,861
1	Charter Communications OPT LLC	8.375%	4/30/14	76,940	63,860
	Citizens Communications	9.250%	5/15/11	72,390	72,752
	Cricket Communications I	9.375%	11/1/14	45,775	42,113
1	Cricket Communications I	10.000%	7/15/15	2,430	2,242
	CSC Holdings, Inc.	8.125%	7/15/09	7,420	7,476
	CSC Holdings, Inc.	8.125%	8/15/09	19,355	19,549
	CSC Holdings, Inc.	7.625%	4/1/11	28,955	28,665
	CSC Holdings, Inc.	6.750%	4/15/12	24,195	23,167
1	CSC Holdings, Inc.	8.500%	4/15/14	21,905	21,467
	CSC Holdings, Inc.	7.875%	2/15/18	29,580	26,622
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	70,350
	DirecTV Holdings	6.375%	6/15/15	70,665	66,955
	DirecTV Holdings	7.625%	5/15/16	38,895	38,117
	EchoStar DBS Corp.	6.375%	10/1/11	16,660	15,827
	GCI Inc.	7.250%	2/15/14	53,475	46,523
^	Intelsat Bermuda Ltd.	7.625%	4/15/12	33,950	27,160
	Intelsat Bermuda Ltd.	6.500%	11/1/13	46,555	33,287
1	Intelsat Corp.	9.250%	8/15/14	58,350	54,849
1	Intelsat Subsidiary Holding Co. Ltd.	8.500%	1/15/13	61,265	57,895
1	Intelsat Subsidiary Holding Co. Ltd.	8.875%	1/15/15	3,500	3,220
^	Lamar Media Corp.	7.250%	1/1/13	9,725	7,999
^	Lamar Media Corp.	6.625%	8/15/15	18,680	14,010
	Liberty Media Corp.	5.700%	5/15/13	75,450	56,399
	Liberty Media Corp.	8.500%	7/15/29	9,730	5,230
	Liberty Media Corp.	8.250%	2/1/30	44,115	23,712
	Mediacom Broadband LLC	8.500%	10/15/15	47,845	40,907
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	33,945	29,702
	Medianews Group Inc.	6.875%	10/1/13	26,317	855
	MetroPCS Wireless Inc.	9.250%	11/1/14	23,170	21,548
	MetroPCS Wireless Inc.	9.250%	11/1/14	53,515	49,769
4	Quebecor Media Inc.	7.750%	3/15/16	41,340	32,245
	Quebecor Media Inc.	7.750%	3/15/16	48,600	37,908
	Qwest Capital Funding, Inc.	7.900%	8/15/10	12,740	12,326
	Qwest Capital Funding, Inc.	7.250%	2/15/11	19,450	17,991
	Qwest Communications International Inc.	8.875%	3/15/12	90,455	89,777
	Qwest Communications International Inc.	7.500%	10/1/14	10,505	9,507
	Sprint Capital Corp.	7.625%	1/30/11	40,200	33,728
	Sprint Capital Corp.	6.900%	5/1/19	24,395	16,360
	Sprint Nextel Corp.	6.000%	12/1/16	26,850	18,349
	US West Communications Group	6.875%	9/15/33	27,265	19,086
1	Videotron Ltd.	9.125%	4/15/18	15,655	15,342
	Windstream Corp.	8.125%	8/1/13	11,565	11,348
	Windstream Corp.	8.625%	8/1/16	18,090	17,683
	Windstream Corp.	7.000%	3/15/19	9,720	8,456

	Consumer Cyclical (10.3%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	17,392
	Corrections Corp. of America	6.250%	3/15/13	12,065	11,673
	Corrections Corp. of America	6.750%	1/31/14	6,300	6,080
2	Ford Motor Credit Co.	5.544%	4/15/09	40,570	38,643
	Ford Motor Credit Co.	7.375%	10/28/09	9,750	8,751
	Ford Motor Credit Co.	7.000%	10/1/13	124,665	77,292

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Ford Motor Credit Co.	5.000%	12/15/13	156,342	56,283
	Ford Motor Credit Co.	8.000%	12/15/16	40,750	25,061
	Host Hotels & Resorts LP	7.000%	8/15/12	19,450	17,310
	Host Hotels & Resorts LP	6.875%	11/1/14	41,280	34,056
	Host Marriott LP	7.125%	11/1/13	79,045	67,583
	Mandalay Resort Group	9.375%	2/15/10	34,730	28,479
	Marquee Holdings Inc.	9.505%	8/15/14	33,535	21,630
	Marquee Inc.	8.625%	8/15/12	23,910	21,818
	MGM Mirage, Inc.	8.500%	9/15/10	83,325	67,077
	MGM Mirage, Inc.	8.375%	2/1/11	7,855	4,477
	MGM Mirage, Inc.	6.750%	9/1/12	34,305	20,240
^	Rite Aid Corp	10.375%	7/15/16	38,900	25,285
	Rite Aid Corp.	7.500%	3/1/17	22,610	13,227
	Seneca Gaming Corp.	7.250%	5/1/12	28,640	22,912
	Service Corp. International	7.375%	10/1/14	10,990	10,441
	Service Corp. International	6.750%	4/1/16	11,548	10,422
	Service Corp. International	7.000%	6/15/17	41,725	38,074
	Service Corp. International	7.625%	10/1/18	35,040	31,536
	Tenneco Automotive Inc.	10.250%	7/15/13	10,147	6,900
1	TRW Automotive Inc.	7.000%	3/15/14	96,785	44,521
1	TRW Automotive Inc.	7.250%	3/15/17	44,280	19,483
	Wynn Las Vegas LLC	6.625%	12/1/14	36,780	26,574
^	Wynn Las Vegas LLC	6.625%	12/1/14	40,825	29,496

	Consumer Noncyclical (13.0%)
	Aramark Corp.	8.500%	2/1/15	74,595	72,171
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,026
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	10,295	8,493
	Biomet, Inc.	10.000%	10/15/17	49,165	50,025
	Biomet, Inc.	11.625%	10/15/17	16,995	15,975
	Community Health Systems	8.875%	7/15/15	94,810	91,492
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,580
	Constellation Brands Inc.	7.250%	5/15/17	21,735	20,703
	Delhaize America Inc.	9.000%	4/15/31	4,865	5,490
2	Elan Financial PLC	6.149%	11/15/11	30,775	22,773
	Elan Financial PLC	7.750%	11/15/11	73,235	58,222
	Elan Financial PLC	8.875%	12/1/13	41,715	28,575
	Fisher Scientific International Inc.	6.750%	8/15/14	13,585	13,405
	HCA Inc.	5.750%	3/15/14	9,135	6,075
	HCA Inc.	6.375%	1/15/15	96,955	66,414
	HCA Inc.	6.500%	2/15/16	69,575	49,398
	HCA Inc.	9.250%	11/15/16	66,165	62,030
	HCA Inc.	7.690%	6/15/25	4,510	2,007
	Omnicare, Inc.	6.125%	6/1/13	6,565	5,941
	Omnicare, Inc.	6.750%	12/15/13	14,435	13,425
	Omnicare, Inc.	6.875%	12/15/15	15,615	14,210
	Reynolds American Inc.	7.250%	6/1/13	41,050	40,229
	Reynolds American Inc.	7.300%	7/15/15	36,460	32,495
	Smithfield Foods, Inc.	8.000%	10/15/09	7,345	7,235
	Smithfield Foods, Inc.	7.000%	8/1/11	2,380	1,940
	Smithfield Foods, Inc.	7.750%	7/1/17	63,120	42,606
	SUPERVALU Inc.	7.500%	5/15/12	14,365	13,862
	SUPERVALU Inc.	7.500%	11/15/14	29,630	28,148
	Tenet Healthcare Corp.	6.500%	6/1/12	13,690	11,842
	Tenet Healthcare Corp.	7.375%	2/1/13	13,755	11,210
	Tenet Healthcare Corp.	9.875%	7/1/14	63,575	51,655
	Tenet Healthcare Corp.	9.250%	2/1/15	11,445	9,099
	Tyson Foods, Inc.	8.250%	10/1/11	18,525	17,336

Tyson Foods, Inc.	7.850%	4/1/16	23,350	19,255
Ventas Realty LP/Capital Corp.	6.750%	6/1/10	7,650	7,459
Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	20,751
Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	14,539
Ventas Realty LP/Capital Corp.	6.500%	6/1/16	17,655	14,654

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy (12.6%)
	Chesapeake Energy Corp.	9.500%	2/15/15	11,030	10,782
	Chesapeake Energy Corp.	6.625%	1/15/16	48,625	40,967
	Chesapeake Energy Corp.	6.875%	1/15/16	39,920	34,431
	Chesapeake Energy Corp.	6.500%	8/15/17	72,645	59,932
	Chesapeake Energy Corp.	6.250%	1/15/18	45,220	36,628
	Encore Acquisition Co.	6.250%	4/15/14	5,010	4,058
	Encore Acquisition Co.	6.000%	7/15/15	17,645	14,116
	Forest Oil Corp.	8.000%	12/15/11	21,660	20,794
	Forest Oil Corp.	7.750%	5/1/14	11,805	10,802
	Forest Oil Corp.	7.250%	6/15/19	38,860	32,254
	Hornbeck Offshore Services	6.125%	12/1/14	36,695	26,237
	Newfield Exploration Co.	6.625%	4/15/16	23,985	21,287
	Newfield Exploration Co.	7.125%	5/15/18	56,260	49,790
	OPTI Canada Inc.	7.875%	12/15/14	24,135	10,740
	OPTI Canada Inc.	8.250%	12/15/14	41,470	19,491
	Peabody Energy Corp.	6.875%	3/15/13	35,550	34,750
	Peabody Energy Corp.	7.375%	11/1/16	69,675	67,933
	Peabody Energy Corp.	7.875%	11/1/26	47,685	40,532
	Petrohawk Energy Corp.	9.125%	7/15/13	13,465	12,388
1	Petrohawk Energy Corp.	10.500%	8/1/14	32,320	30,381
1	Petrohawk Energy Corp.	7.875%	6/1/15	27,920	23,034
1	Petroplus Finance Ltd.	6.750%	5/1/14	57,300	41,256
1	Petroplus Finance Ltd.	7.000%	5/1/17	51,725	36,207
	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	27,859
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	54,781
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	29,922
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	7,874
	Plains Exploration & Production Co.	7.750%	6/15/15	9,715	8,841
	Plains Exploration & Production Co.	7.000%	3/15/17	15,685	13,175
	Plains Exploration & Production Co.	7.625%	6/1/18	17,780	15,113
	Pride International Inc.	7.375%	7/15/14	50,760	48,666
1	Sandridge Energy Inc.	8.000%	6/1/18	26,645	20,783
1	Southwestern Energy	7.500%	2/1/18	44,155	41,726
	Whiting Petroleum Corp.	7.250%	5/1/12	17,725	15,066
	Whiting Petroleum Corp.	7.250%	5/1/13	21,975	18,129
	Whiting Petroleum Corp.	7.000%	2/1/14	3,950	3,160

	Other Industrial (0.2%)
	RBS Global & Rexnord Corp.	9.500%	8/1/14	18,020	15,497
	UCAR Finance, Inc.	10.250%	2/15/12	1,159	1,056

	Technology (1.6%)
	Affiliated Computer Services	5.200%	6/1/15	39,725	29,397
	Flextronics International Ltd.	6.500%	5/15/13	12,530	10,337
	Flextronics International Ltd.	6.250%	11/15/14	24,300	18,833
	Freescale Semiconductor	8.875%	12/15/14	64,180	11,552
	Sensata Technologies	8.000%	5/1/14	14,520	6,389
	SunGard Data Systems, Inc.	9.125%	8/15/13	58,500	48,555

	Transportation (1.7%)
2	Avis Budget Car Rental	4.649%	5/15/14	8,045	2,414
	Avis Budget Car Rental	7.625%	5/15/14	57,285	18,331
	Avis Budget Car Rental	7.750%	5/15/16	45,750	14,640
4	Continental Airlines, Inc.	9.798%	4/1/21	31,908	21,698
	Continental Airlines, Inc.	6.903%	4/19/22	20,905	13,379
	Hertz Corp.	8.875%	1/1/14	66,555	43,760
	Hertz Corp.	10.500%	1/1/16	32,355	16,986

					5,618,678
Utilities (15.0%)
	Electric (11.4%)
1	AES Corp.	8.750%	5/15/13	17,839	17,928
	AES Corp.	7.750%	10/15/15	49,640	46,537
	AES Corp.	8.000%	10/15/17	18,905	17,818

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	AES Corp.	8.000%	6/1/20	19,980	18,182
	Aquila Inc.	7.950%	2/1/11	42,960	42,960
	Aquila Inc.	11.875%	7/1/12	4,815	5,068
	Dynegy Inc.	8.375%	5/1/16	75,465	61,315
	Dynegy Inc.	7.750%	6/1/19	59,450	46,074
	Edison Mission Energy	7.500%	6/15/13	11,865	11,450
	Edison Mission Energy	7.000%	5/15/17	29,670	27,519
	Edison Mission Energy	7.200%	5/15/19	29,640	27,046
1	Intergen NV	9.000%	6/30/17	57,635	53,024
1	IPALCO Enterprises, Inc.	7.250%	4/1/16	11,985	11,056
	Mirant North America LLC	7.375%	12/31/13	59,415	57,633
	Nevada Power Co.	6.500%	4/15/12	9,945	10,055
	Nevada Power Co.	5.875%	1/15/15	15,895	15,153
	NRG Energy Inc.	7.250%	2/1/14	30,145	28,939
	NRG Energy Inc.	7.375%	2/1/16	94,705	90,917
	NRG Energy Inc.	7.375%	1/15/17	69,725	65,716
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	79,976
	Reliant Energy, Inc.	7.875%	6/15/17	20,000	16,100
	Texas Competitive Electric Holdings Co. LLC	0.000%	11/1/15	77,800	57,961
	TXU Corp.	5.550%	11/15/14	64,890	33,905
	TXU Corp.	6.500%	11/15/24	77,300	26,862
	TXU Corp.	6.550%	11/15/34	66,345	22,889

	Natural Gas (3.6%)
	El Paso Corp.	12.000%	12/12/13	16,685	17,853
	El Paso Corp.	7.000%	6/15/17	21,395	19,790
	El Paso Corp.	7.250%	6/1/18	66,150	60,527
	Kinder Morgan, Inc.	5.350%	1/5/11	4,820	4,531
	Kinder Morgan, Inc.	6.500%	9/1/12	9,630	8,956
	Kinder Morgan, Inc.	5.700%	1/5/16	19,450	16,824
1	NGPL Pipeco LLC	7.119%	12/15/17	45,555	41,443
	Suburban Propane Partners	6.875%	12/15/13	23,690	21,795
1	Williams Cos., Inc.	6.375%	10/1/10	5,710	5,482
	Williams Cos., Inc.	8.125%	3/15/12	38,775	38,000
	Williams Cos., Inc.	7.500%	1/15/31	26,750	21,734
	Williams Partners LP	7.500%	6/15/11	16,660	16,202
	Williams Partners LP	7.250%	2/1/17	13,625	12,058
					1,177,278
Total Corporate Bonds (Cost $8,651,674)					6,935,057
Sovereign Bonds (0.3%)
1	Fresenius US Finance II (Cost $26,510)	9.000%	7/15/15	28,475	28,689
Temporary Cash Investments (6.8%)
Repurchase Agreement (6.5%)
	BNP Paribas Securities Corp.
	(Dated 1/30/09, Repurchase Value
	$509,136,000, collateralized by U.S. Treasury Bond
	5.500%–7.125%, 2/15/23–8/15/28)	0.260%	2/2/09	509,125	509,125

			Market
			Value
	Coupon	Shares	($000)
Money Market Fund (0.3%)
5,6 Vanguard Market Liquidity Fund	0.780%	22,447,180	22,447
Total Temporary Cash Investments (Cost $531,572)			531,572
Total Investments (98.6%) (Cost $9,415,518)			7,720,044
Other Assets and Liabilities—Net (1.4%)[6]			108,902
Net Assets (100%)			7,828,946

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $21,891,000.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $926,632,000, representing 11.8% of net assets.

2  Adjustable-rate security.

3  Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2009, the aggregate value of these securities was $148,892,000, representing 1.9% of net assets.

4  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6  Includes $22,447,000 of collateral received for securities on loan.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) as of January 31, 2009, and for the year then ended and have issued our unqualified report thereon dated March 20, 2009. Our audits included audits of the Funds’ schedules of investments as of January 31, 2009. These schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP Philadelphia, PA

March 20, 2009

This page intentionally left blank.

© 2009 Vanguard Group. Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA390 032009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2009: $268,000

Fiscal Year Ended January 31, 2008: $295,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2009: $3,055,590

Fiscal Year Ended January 31, 2008: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended January 31, 2009: $626,240

Fiscal Year Ended January 31, 2008: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended January 31, 2009: $230,400

Fiscal Year Ended January 31, 2008: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended January 31, 2009: $0

Fiscal Year Ended January 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2009: $230,400

Fiscal Year Ended January 31, 2008: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 23, 2009

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 23, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number

2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.